SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934


Check the appropriate box:
[   ]      Preliminary Information Statement
[   ]      Confidential, for use of the Commission Only (as permitted by
           Rule 14c-5(d)(2)
[ X ]      Definitive Information Statement


                          METROPOLIS REALTY TRUST, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[   ]      No fee required
[   ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

           1)   Title of each class of securities to which transaction applies:

           2)   Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 [Set forth the amount on which the filing fee is calculated and state how it was determined.]

           4)   Proposed maximum aggregate value of transaction:

           5)   Total fee paid:

[ X ]      Fee paid previously with preliminary materials.
[   ]      Check box if any part of the fee is offset as  provided  by  Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:
           .....................................................................
           2)   Form, Schedule or Registration Statement No.:
           .....................................................................
           3)   Filing Party:
           .....................................................................
           4)   Date Filed:

                          Metropolis Realty Trust, Inc.
                         c/o Victor Capital Group, L.P.
                          605 Third Avenue, 26th Floor
                            New York, New York 10016

                              INFORMATION STATEMENT

 We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy

           This Information Statement is being mailed to stockholders of Metropolis Realty Trust, Inc., a Maryland corporation (the "Company"), on or about October 29, 1999, in connection with the approval of the sale (the "Transaction") by the Company of substantially all of its interests in the property located at 237 Park Avenue, New York, New York (the "237 Property") for $372,000,000, subject to customary prorations and certain adjustments, pursuant to (i) the Interest Purchase Agreement, dated as of September 23, 1999, as amended (the "Purchase Agreement"), by and among the Company, 237 GP Corp., a wholly-owned subsidiary of the Company ("237 GP Corp."), 237 Park Investors, L.L.C. ("Buyer") and the Escrow Agent (as defined therein), as escrow agent, and
(ii) the Restructuring Agreement, dated as of October 28, 1999 (the "Restructuring Agreement"), by and among the Company, 237 GP Corp., JMB/NYC Office Building Associates, L.P. ("JMB/NYC"), certain other holders of indirect interests in the 237 Property and certain affiliates of Buyer.

           Pursuant to the charter of the Company (the "Charter"), the affirmative vote of the holders of at least 662/3% in combined voting power of shares of the Company's Class A and Class B common stock, par value $10.00 per share (the "Common Stock"), is required to approve the Transaction. Five of the Company's largest stockholders, representing 9,458,010 shares of Common Stock (approximately 72.9% of the outstanding shares of Common Stock), have entered into an agreement (each, a "Voting Agreement" and, collectively, the "Voting Agreements") with Buyer to vote their shares in favor of the Transaction and, pursuant thereto, delivered a proxy (each, a "Proxy" and, collectively, the "Proxies") in favor of John R. Klopp and Jeremy FitzGerald, with instructions to vote "for" approval of the Transaction.

           A stockholders' meeting (the "Meeting") to consider and act upon the approval of the Transaction will be held on November 19, 1999 at 11 a.m. (New York City time) at the offices of Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. The Company's Board of Directors (the "Board of Directors") believes that the Transaction is in the best interests of the Company and its stockholders and has approved the Transaction, subject to stockholder approval at the Meeting.

           The Company estimates that upon the consummation of the Transaction distributions of approximately $195 million (approximately $15.00 per share) will be made to the Company's stockholders. The Company intends to make such distribution shortly after the consummation of the Transaction, although there can be no assurance that the Transaction will be consummated and that the distribution will be made. Following the consummation of the Transaction, you will retain your equity interest in the Company.

           BECAUSE THE HOLDERS OF 9,458,010 SHARES OF COMMON STOCK (REPRESENTING APPROXIMATELY 72.9% OF THE OUTSTANDING SHARES OF COMMON STOCK) HAVE AGREED TO VOTE THEIR SHARES IN FAVOR OF THE TRANSACTION, THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE COMPANY. The Transaction will not be consummated until at least 20 days after the date of the mailing of this Information Statement.

           Stockholders of record at the close of business on October 27, 1999, are entitled to receive this Information Statement and to vote at the Meeting, each share of Common Stock being entitled to one vote. At the close of business on that date, there were issued and outstanding 8,034,586 shares of the Company's Class A Common Stock, par value $10.00 per share, and 4,936,060 shares of the Company's Class B Common Stock, par value $10.00 per share, each share being entitled to one vote.

           Holders of shares of Common Stock are not entitled under the Maryland General Corporation Law (the "MGCL") to dissenters' rights of appraisal in connection with the approval of the Transaction.

           Representatives of Deloitte & Touche LLP, the Company's independent public accountants, are expected to be present to answer questions at the Meeting.

           Abstentions and broker non-votes will have the effect of votes against the Transaction. However, as approval of the Transaction is assured because stockholders representing 9,458,010 shares of Common Stock (approximately 72.9% of the outstanding shares of Common Stock) have agreed to vote their shares in favor of the Transaction and have delivered the Proxies, any abstentions and broker non-votes by other stockholders of the Company will not have any effect on the result of the stockholder vote at the Meeting.

           This Information Statement describes in detail the Company and its business, the Transaction, the manner in which the Transaction will take place and certain tax consequences of the Transaction.

           Once again, we are not asking you for a proxy and you are requested not to send us a proxy.

                                October 29, 1999

           This information statement (the "Information Statement") is being furnished to holders of shares of Common Stock in connection with the Meeting, the purpose of which is to:

              Approve the sale by the Company of substantially all of its interests in the 237 Property for $372,000,000 subject to customary prorations and certain adjustments, pursuant to the Purchase Agreement and the Restructuring Agreement. See "SUMMARY OF THE PURCHASE AGREEMENT" and "SUMMARY OF THE RESTRUCTURING AGREEMENT". Copies of the Purchase Agreement and Restructuring Agreement are attached to this Information Statement as Exhibit A and Exhibit B, respectively.

           Consummation of the Transaction is subject to a number of conditions including, without limitation, the following:

           o the representations and warranties of the parties to the Purchase Agreement being true and correct in all material respects on and as of the closing date of the Transaction ("Closing Date"), including, but not limited to, the affirmative vote of the holders of at least 662/3% in combined voting power of the Common Stock;

           o the performance by each of the parties of all covenants and agreements required to be performed on or prior to the Closing Date;

           o the simultaneous or prior consummation of the transactions contemplated by the Restructuring Agreement; and

           o as a condition to Buyer's obligation to close the Transaction, delivery to Buyer of evidence of the transfer and assignment of the mortgage encumbering the 237 Property.


                              AVAILABLE INFORMATION

           The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates, and at its regional offices located at 7 World Trade Center, Suite 1300, New York, New York 10048, and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a Website that contains reports, proxy and information statements and other information regarding registrants such as the Company that file electronically with the Commission. The address of the Website is http://www.sec.gov.


                           FORWARD-LOOKING STATEMENTS

           This Information Statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and is subject to the safe harbor created by such sections. Such statements include, but are not limited to, statements relating to the Company's operations, economic performance and financial condition, including the impact on the Company's operations of the Transaction. Forward-looking statements in this Information Statement involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements expressed or implied by such forward-looking statements to vary from those stated in this Information Statement. Such factors include, among others, the following: general economic and business conditions, competition, and various other factors referred to in the Information Statement. The Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

                                TABLE OF CONTENTS



DESCRIPTION OF THE COMPANY.....................................................1
           The Company.........................................................1
           Business  ..........................................................1

SUMMARY OF THE TRANSACTION.....................................................3

BACKGROUND TO THE TRANSACTION..................................................6
           Approval of the Board of Directors; Reasons for the Proposed Sale...7
           Certain Consequences of the Transaction.............................7
           Tax Consequences of the Transaction.................................7

PRO FORMA CONSOLIDATED BALANCE SHEET AND INCOME STATEMENT......................9

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
      RESULTS OF OPERATIONS...................................................13
           General   .........................................................13
           Results of Operations..............................................13
           Liquidity and Capital Resources....................................14
           Year 2000 Compliance...............................................14

DESCRIPTION OF THE COMPANY'S PROPERTIES.......................................16
           The 1290 Property..................................................16
           The 237 Property...................................................16
           Legal Proceedings..................................................16
           Retention of Jurisdiction by Bankruptcy Court......................16

THE PROXIES/STOCKHOLDERS' APPROVAL RIGHT......................................17

SUMMARY OF THE PURCHASE AGREEMENT.............................................18

SUMMARY OF THE RESTRUCTURING AGREEMENT........................................21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................22

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................24
           Asset Manager......................................................25
           Management and Leasing Agreements..................................25

DISTRIBUTION POLICY...........................................................26

INDEPENDENT AUDITORS..........................................................27

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................27

                           DESCRIPTION OF THE COMPANY

The Company

           The Company is a Maryland corporation that qualifies as a real estate investment trust (a "REIT") for federal income tax purposes. The Company's mailing address and principal executive office is c/o Victor Capital Group, L.P., 605 Third Avenue, 26th Floor, New York, New York 10016, and its telephone number is (212) 655-0220. The Company was formed on May 13, 1996 to facilitate the consummation of the Second Amended Joint Plan of Reorganization of 237 Park Avenue Associates, L.L.C. and 1290 Associates, L.L.C. (collectively, the "Debtors"), dated September 20, 1996 (as amended, the "Plan"), and, thereby, acquire the interests of the Debtors in the 237 Property and the property located at 1290 Avenue of the Americas in New York City (the "1290 Property," and together with the 237 Property, the "Properties"). The Debtors were two of the many companies, partnerships and joint ventures that collectively constituted the United States operations of the Olympia & York group of companies ("O&Y"). The transactions contemplated by the Plan were consummated on October 10, 1996.

           As depicted in the following chart, the Company currently owns a 95% partnership interest, as general partner, in 237/1290 Lower Tier Associates, L.P., a Delaware limited partnership ("Lower Tier LP"), which owns a 99% partnership interest, as limited partner, in each of 237 Park Partners, L.P., a Delaware limited partnership (the "237 Property Owning Partnership"), and 1290 Partners, L.P., a Delaware limited partnership (the "1290 Property Owning Partnership," and together with the 237 Property Owning Partnership, the "Property Owning Partnerships"). The Property Owning Partnerships own the Properties. The remaining 1% interest in each of the Property Owning Partnerships is owned by one of two wholly owned subsidiaries of the Company, as general partner. The remaining 5% interest in the Lower Tier LP (the "LP Interest") is owned by a limited partnership (the "Upper Tier LP") which is owned almost entirely by JMB/NYC, a former holder of equity interests in the Debtors, as limited partner. The 5% LP Interest is subordinated to the 95% partnership interest of the Company with respect to certain priority distributions from the Lower Tier LP. For a description of the rights associated with the LP Interest, see "SUMMARY OF THE RESTRUCTURING AGREEMENT."

Business

           The Company's principal assets consist of its beneficial interests in the Property Owning Partnerships through which it owns the 1290 Property and the 237 Property, as described under "DESCRIPTION OF THE COMPANY'S PROPERTIES." The Company's principal business objective is to maximize the value of the Properties and, in turn, maximize stockholder value. As further described under "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" "--Asset Manager" and "--Management and Leasing Agreements," the Property Owning Partnerships have retained 970 Management, LLC (the "Asset Manager"), an affiliate of Victor Capital Group, L.P. ("Victor Capital Group"), to serve as asset manager and Tishman Speyer Properties, L.P. (the "Property Manager/Leasing Agent"), to serve as property manager/leasing agent to manage the day-to-day operations of the Properties. The Company has also entered into a REIT Management Agreement with Tishman Speyer Properties, L.P. to perform certain accounting, administrative and REIT compliance services.

           The 1290 Property is a 43-story Class A commercial office building with approximately 1.9 million rentable square feet of space. The building is centrally located in midtown Manhattan and is connected to the famed "Rockefeller Center" complex via an underground passageway. The 1290 Property serves as the corporate headquarters for The Equitable Life Assurance Society of the United States, and is currently 98% leased. Through December 2005, approximately 25% of the total rentable area of the building is subject to expiring leases.

           The 237 Property is a 21-story Class A commercial office building with approximately 1.1 million rentable square feet of space. The building, centrally located in midtown Manhattan, is situated off one of New York City's most prestigious thoroughfares and is within close proximity to Grand Central Station, a transportation hub. The 237 Property serves as the corporate headquarters for J. Walter Thompson Company, a major advertising agency, and Credit Suisse Asset Management ("CSAM"), a financial services company. The 237 Property is currently 98% leased and through December 2005, approximately .6% of the total rentable area of the building is subject to expiring leases.

[GRAPHIC OMITTED]

                           SUMMARY OF THE TRANSACTION

           The following is a summary of certain information contained elsewhere in this Information Statement. This summary is qualified in its entirety by the more detailed information contained in this Information Statement and the Exhibits hereto. Stockholders are urged to read this Information Statement and the Exhibits hereto.

           The Company has entered into the Purchase Agreement, pursuant to which the Company has agreed to sell all of its direct and indirect interests in the 237 Property for an aggregate purchase price of $372 million, subject to customary prorations and certain adjustments, including, (a) an adjustment to increase the purchase price by 2.75% of the principal amount of the mortgage securing the 237 Property that is assigned to Buyer's lender, and (b) an adjustment to reduce the purchase price by the amount of unpaid tenant improvements, leasing commissions and the remaining amount of free rent with respect to the lease with CSAM as of the Closing Date. Upon execution and delivery of the Purchase Agreement, Buyer deposited $20 million (the "Deposit") with the Escrow Agent. The Deposit is non-refundable in the event of a breach of the Purchase Agreement by Buyer.

           The Company has also entered into the Restructuring Agreement, pursuant to which the Company has agreed, directly and through its subsidiaries, to:

           o convert the 237 Property Owning Partnership to a Delaware limited liability company ("237 LLC");

           o liquidate Lower Tier LP and cause Lower Tier LP to distribute its interests in the 1290 Property Owning Partnership and 237 LLC to the Company and Upper Tier LP in proportion to their interests in Lower Tier LP;

           o cause Upper Tier LP to contribute its interest in 237 LLC to a partnership affiliated with Buyer (the "Buyer Affiliated Partnership") in exchange for partnership units in the Buyer Affiliated Partnership having a market value as of the Closing Date of $505,050;

           o assign to an affiliate of JMB/NYC the Company's interest in the notes made by another affiliate of JMB/NYC in favor of O&Y (the "JMB Notes"), which were subsequently assigned to the Company pursuant to the Plan, and the security agreement and participation agreement related thereto, pursuant to which the Company might otherwise have been able to receive payments of up to $750,000 in respect of the JMB Notes upon the distribution of cash flow from the Property Owning Partnerships to Upper Tier LP;

           o amend the indemnity agreement between the Company and JMB/NYC and certain of its affiliates (the "JMB Indemnitors"), by reducing the maximum amount for which the JMB Indemnitors could be liable to the Company and its affiliates from $25,000,000 to approximately $14,286,000 and releasing approximately 43% of the $10,000,000 collateral securing such indemnity obligations; and

           o amend the 1290 Property Owning Partnership Agreement and the limited partnership agreement of Upper Tier LP (the "Upper Tier Partnership Agreement") to provide that (i) if JMB/NYC exercises its right (the "JMB Put Right"), which right is exercisable commencing in September, 2001, to cause the Company to acquire the interest held by Upper Tier LP in the 1290 Property Owning Partnership (the "Upper Tier LP Interest"), the Company would be required to pay to JMB/NYC the greater of (x) $1,000,000 and (y) the Put Amount (as defined in the "SUMMARY OF RESTRUCTURING AGREEMENT"), (ii) if the Company exercises its right (the "Company Call Right"), which right is exercisable commencing in March 2001, to acquire the Upper Tier LP Interest, the Company would be required to pay to the JMB/NYC the greater of (x) $1,400,000 and (y) the Call Amount (as defined in the "SUMMARY OF RESTRUCTURING AGREEMENT"), and (iii) the Company may sell the 1290 Property, its partnership interest in the 1290 Property Owning Partnership or greater than a 51% interest in the Company itself at any time after January 1, 2000; provided that in connection with such sale the Company pays to JMB/NYC $4,500,000.

           The Company intends to exercise the Company Call Right in March 2001. If the Company exercises the Company Call Right in March 2001, the Company expects that it would be required to pay $1,400,000 to JMB/NYC. Pursuant to the existing Property Owning Partnership Agreements and the Upper Tier Partnership Agreement, prior to the amendment thereof in accordance with the Restructuring Agreement, the Company estimates that it would have been required to pay JMB/NYC significantly less than $1,000,000 upon the exercise of the JMB Put Right or $1,400,000 upon the exercise of the Company Call Right. The simultaneous consummation of the transactions contemplated by the Restructuring Agreement is a condition to the consummation of the Transaction.

           Immediately prior to the consummation of the Transaction, the existing debt on the 237 Property will be refinanced with new debt of at least $200 million encumbering the 237 Property. After payment of the release price under the existing debt encumbering the 237 Property and any other costs associated with the refinancing, any excess proceeds from such refinancing will be distributed to the Company as part of the purchase price. In connection with such refinancing, the Company has agreed to cooperate with Buyer in connection with (a) converting the 237 Property Owning Partnership to 237 LLC, (b) forming wholly owned subsidiaries of 237 LLC and (c) effecting a transfer of the 237 Property to such subsidiaries, in each case, immediately prior to the closing.

           The Company estimates that upon the consummation of the Transaction distributions of approximately $195 million (approximately $15.00 per share) will be made to the Company's stockholders. The Company intends to make such distribution shortly after the consummation of the Transaction, although there can be no assurance that the Transaction will be consummated and that the distribution will be made.

           The Company does not need to obtain any federal or state regulatory approval in order to consummate the Transaction.

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[GRAPHIC OMITTED]

                          BACKGROUND TO THE TRANSACTION

           In July 1999, the Board of Directors approved the retention of Victor Capital Group and Eastdil Realty Company ("Eastdil," and together with Victor Capital Group, the "Representatives") to explore strategic alternatives for the Company, including a possible sale of the Company's interests in the 237 Property.

           The Representatives commenced formal marketing of the 237 Property on or about July 20, 1999. The Representatives solicited indications of interests from approximately 180 potential investors and a Confidential Offering Memorandum was distributed to approximately 40 potential investors representing a cross-section of the global real estate investment community. On or about August 25, 1999, the Representatives received nine all-cash bids. During the week of August 30, 1999, the Company delivered a form of purchase agreement and ancillary agreements to the four bidders that offered the highest bids, and asked each bidder to respond by September 9, 1999 with its final bid and any comments to the documents. On September 13, 1999, the Company began negotiations with Buyer because Buyer's offer represented the highest price offered and because of the Representatives' determination that Buyer's overall offer was superior to those of the other bidders. After 10 days of negotiations, the Company and Buyer entered into the Purchase Agreement on September 23, 1999.

           The Board of Directors met on September 18, 1999 to discuss the Buyer's offer and the terms of the original purchase agreement (the "Original Transaction"). After discussion, the Board of Directors approved the Original Transaction, subject to the approval of at least 662/3% of the Company's stockholders, as being in the best interest of the Company and its stockholders. Ralph F. Rosenberg, a member of the Board of Directors and a Managing Director at Goldman, Sachs & Co. ("Goldman"), did not attend the meeting at which the Original Transaction was approved and recused himself from voting based on a possible conflict of interest resulting from Goldman's potential involvement as a representative of one of Buyer's proposed lender groups. After the Board of Directors approved the Original Transaction, five of the Company's largest stockholders, representing 9,458,010 shares (72.9%) of the outstanding shares of the Company's Common Stock, entered into voting agreements with Buyer pursuant to which they agreed to cause their shares of Common Stock to be voted in favor of the Original Transaction.

           The original purchase agreement provided for an aggregate purchase price of $380 million, subject to customary prorations and certain adjustments, and was structured in a manner that did not require JMB/NYC's consent. The original purchase agreement provided Buyer with an opportunity to complete its due diligence investigation of the 237 Property and with the ability to terminate the Purchase Agreement for any reason prior to October 6, 1999. The Company, 237 GP Corp., Buyer and the Escrow Agent extended this date to October 15, 1999 pursuant to three separate amendments to the Purchase Agreement on October 6, 1999, October 13, 1999 and October 14, 1999.

           On September 23, 1999, Buyer and Seller commenced discussions with JMB/NYC regarding a restructuring of JMB/NYC's indirect interest in the Properties in order to facilitate Buyer's financing of the 237 Property. Between September 23, 1999 and October 15, 1999, the Company, Buyer and JMB/NYC held several telephonic meetings regarding such a restructuring. On October 15, 1999, the Company, Buyer and JMB/NYC reached an agreement in principle regarding the terms of the restructuring.

           The Board of Directors of the Company met on October 15, 1999 to discuss the Transaction. After discussion, the Board of Directors approved the Transaction, subject to the approval of at least 662/3% or more of the Company's stockholders, as being in the best interest of the Company and its stockholders. Ralph F. Rosenberg did not attend the meeting at which the Transaction was approved and recused himself from voting based on a possible conflict of interest resulting from Goldman's potential involvement as a representative of one of Buyer's proposed lender groups. After the Board of Directors approved the Transaction, five of the Company's largest stockholders, representing 9,458,010 shares (72.9%) of the outstanding shares of the Company's Common Stock, entered into the Voting Agreements with Buyer pursuant to which they agreed to cause their shares of Common Stock to be voted in favor of the Transaction.

           The Company, 237 GP Corp. and Buyer entered into the fourth amendment to the original purchase agreement on October 15, 1999. Pursuant to that amendment, the aggregate purchase price was reduced from $380 million to

$372 million, the Company agreed to cooperate with Buyer in implementing the agreement in principle with JMB/NYC and Buyer's right to terminate the Purchase Agreement was limited to a failure to enter into definitive agreements that would implement the agreement in principle. In order to allow time to enter into definitive agreements, the Company, 237 GP Corp, Buyer and the Escrow Agent extended the date on which such agreements were to be entered into to October 27, 1999 pursuant to several additional amendments to the Purchase Agreement. On October 28, 1999, the Company, 237 GP Corp., Buyer and the Escrow Agent executed the final amendment to the Purchase Agreement, and the Company, Buyer, JMB/NYC and their respective affiliates entered into the Restructuring Agreement.

Approval of the Board of Directors; Reasons for the Proposed Sale

           The Board of Directors believes that the Transaction is in the best interests of the Company and its stockholders. Accordingly, the Board of Directors approved the Transaction, subject to shareholder approval at the Meeting. In reaching its determination, the Board of Directors consulted with the Company's management as well as its legal and financial advisors, and considered the following factors:

           o Current economic and real estate market conditions relating to the 237 Property.

           o The results of the Representatives' marketing efforts, and the other alternatives with respect to the sale of the 237 Property.

           o The proposed terms and structure of the Transaction, including the terms of the Purchase Agreement and the Restructuring Agreement. See "SUMMARY OF THE PURCHASE AGREEMENT" and "SUMMARY OF THE RESTRUCTURING AGREEMENT".

Certain Consequences of the Transaction

           For a  description  of  the  consequences  of  the  Transaction,  see
"SUMMARY  OF  THE  PURCHASE   AGREEMENT"  and  "SUMMARY  OF  THE   RESTRUCTURING
AGREEMENT."

Tax Consequences of the Transaction

           The Company will recognize a gain for Federal and New York income tax purposes on the sale of the 237 Property in an amount equal to the difference between the amount realized on the sale and the Company's adjusted tax basis in those assets. You should consult your own tax advisor regarding the tax consequences of the Transaction to you.

[GRAPHIC OMITTED]

                 Metropolis Realty Trust, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                         As of June 30, 1999 (unaudited)


     The following unaudited Pro Forma Consolidated Balance Sheet has been presented as if the 237 Property had been sold on June 30, 1999 and the estimated distributions of $195 million were made on that date. The unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the consolidated financial statements of the Company and Subsidiaries incorporated by reference herein. In the Company's opinion, all adjustments necessary to reflect the sale and distribution have been made. The unaudited Consolidated Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1999, nor does it purport to represent the future position of the Company and Subsidiaries.

PRO FORMA CONSOLIDATED BALANCE SHEET
(In thousands, except share amounts)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Pro Forma
                                                                Historical              Adjustments             Pro Forma
                                                              -----------------     --------------------     -------------------

ASSETS
     Rental property - net of accumulated depreciation
                                                                    $652,712              $276,230 (1)             $376,482
     Cash and cash equivalents                                        28,290                16,388 (2)               11,902
     Lease termination fee receivable                                 25,855                25,855 (1)                   --
     Escrow deposits                                                     753                   288 (1)                  465
     Tenant security deposits                                            579                   344 (1)                  235
     Due from tenants - net of allowance for doubtful                  4,400                   662 (1)                3,738
       accounts
     Deferred financing costs - net of accumulated                     4,969                 2,011 (1)                2,958
       amortization
     Real estate tax refunds                                           3,175                    --                    3,175
     Notes receivable - net of unamortized discount                    9,412                    --                    9,412
     Deferred rent receivable                                         39,569                 1,655 (1)               37,914
     Prepaid real estate taxes                                        14,456                 5,359 (1)                9,097
     Deferred leasing costs - net of accumulated                      20,579                 9,015 (1)               11,564
       amortization
     Other assets                                                        256                   161 (1)                   95
                                                              =================     ====================     ===================
Total Assets                                                        $805,005              $337,968                 $467,037
                                                              =================     ====================     ===================

                                                                                           Pro Forma
                                                                   Historical             Adjustments              Pro Forma
                                                              ------------------     --------------------     -----------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
    Secured notes                                                     $406,875             $163,875 (1)
                                                                                             16,388 (2)              $226,612
    Accounts payable and accrued expenses                               17,334                8,725 (1)                 8,609
    Dividend payable                                                     6,485                                          6,485
    Tenant security deposits and unearned revenue
                                                                         1,455                  793 (1)                   662
                                                              ------------------     --------------------     -------------------
    Total Liabilities                                                  432,149              189,781                   242,368
                                                              ------------------     --------------------     -------------------
    Subordinated minority interest                                      14,855                                         14,855
                                                              ------------------     --------------------     -------------------
    Stockholders' Equity                                               358,001              148,187                   209,814
                                                              ------------------     --------------------     -------------------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY
                                                                      $805,005             $337,968                  $467,037
                                                              ==================     ====================     ===================

(1) Adjustment to reflect the sale of the assets and liabilities associated with the 237 Property.
(2) Adjustment to reflect repayment of the amount necessary to release the mortgage lien encumbering the 237 Property. Represents the balance of 110% of the Allocated Loan Amount under the existing indebtedness.


                 Metropolis Realty Trust, Inc. and Subsidiaries
                     Pro Forma Consolidated Income Statement
             For the Six Months Ended June 30, 1999 (unaudited) and
                For the Year Ended December 31, 1998 (unaudited)


     The following unaudited Pro Forma Consolidated Income Statements have been presented as if the 237 Property had been sold on January 1, 1998 and the estimated distributions of $195 million were made on that date. The unaudited Pro Forma Consolidated Income Statements should be read in conjunction with the consolidated financial statements of the Company and Subsidiaries incorporated by reference herein. In the Company's opinion, all adjustments necessary to reflect the sale and distribution have been made. The unaudited Consolidated Pro Forma Income Statements are not necessarily indicative of what the actual results of operations of Metropolis Realty Trust and Subsidiaries would have been had the sale and related transactions actually occurred at January 1, 1998, nor do they purport to represent the results of operations of the Company and Subsidiaries for future periods.

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share amounts)
------------------------------------------------------------------------------------------------------------------------------------

                                                   For the Six Months                                For the Year ended
                                                   ended June 30, 1999                               December 31, 1998
                                    ----------------------------------------------- ------------------------------------------------

                                                        Pro Forma                                         Pro Forma
                                      Historical     Adjustments(1)    Pro Forma    Historical      Adjustments(1)     ProForma
                                    -------------- ----------------  -------------- -------------  -----------------  -------------

REVENUES:
     Base rental income                  $55,112          $17,648          $37,464      $119,275           $37,241         $82,034
     Escalation income                     7,726            6,636            1,090        15,479            12,802           2,677
     Lease termination income             25,855           25,855               --            --                --              --
     Miscellaneous income                  3,266              263            3,003         4,889               527           4,362
     Interest Income                       1,587              385            1,202         3,294               791           2,503
                                    -------------- ----------------  -------------- -------------  -----------------  -------------
         Total revenues                   93,546           50,787           42,759       142,937            51,361          91,576
                                    -------------- ----------------  -------------- -------------  -----------------  -------------

OPERATING EXPENSES:
   Real estate taxes                      14,147            5,161            8,986        27,733            10,165          17,568
   Operating and maintenance               3,400            1,309            2,091         7,118             2,809           4,309
   Utilities                               2,914              371            2,543         6,674               839           5,835
   Payroll                                 2,226              848            1,378         4,430             1,696           2,734
   General and administrative                656              290              366         4,014               461           3,553
   Management fees                         1,065              311              754         2,298               742           1,556
                                    -------------- ----------------  -------------- -------------  -----------------  -------------
     Total operating expenses             24,408            8,290           16,118        52,267            16,712          35,555
                                    -------------- ----------------  -------------- -------------  -----------------  -------------

OTHER ITEMS:
   Interest expense                      (16,444)          (7,303)          (9,141)      (33,615)          (14,927)        (18,688)
   Depreciation and amortization          (8,795)          (3,279)          (5,516)      (16,651)           (6,516)        (10,135)
                                    -------------- ----------------  -------------- -------------  -----------------  -------------
     Total other expenses                (25,239)         (10,582)         (14,657)      (50,266)          (21,443)        (28,823)
                                    -------------- ----------------  -------------- -------------  -----------------  -------------


NET INCOME                               $43,899          $31,915          $11,984       $40,404           $13,206         $27,198
                                    ============== ================  ============== =============  =================  =============

NET INCOME PER COMMON SHARE


    Net Income                              $3.38             $2.46           $0.92         $3.12           $1.02          $2.10
                                    -------------- ----------------- --------------- ------------- ---------------- -------------
    Weighted Average
     Common Shares Outstanding         12,970,646        12,970,646      12,970,646    12,967,153      12,967,153     12,967,153
                                    -------------- ----------------- --------------- ------------- ---------------- -------------


NET INCOME PER COMMON SHARE
(assuming dilution):

    Net Income                              $3.38             $2.46           $0.92         $3.11           $1.02
                                                                                                                           $2.09
                                    -------------- ----------------- --------------- ------------- ---------------- -------------
    Weighted Average
     Common Shares Outstanding         12,998,646        12,998,646      12,998,646    12,993,666      12,993,666     12,993,666

                                    -------------- ----------------- --------------- ------------- ---------------- -------------


(1) Represents  the  elimination  of  revenues  and expenses  related to the 237
    Property

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
     OPERATIONS (In Thousands, Except Share Information and Square Footage)

General

           The discussion below relates primarily to the Company's financial condition as of June 30, 1999 and results of operations for the six months ended June 30, 1999 and the twelve months ended December 31, 1998. Stockholders are encouraged to review the financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1998 contained in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 for a more complete understanding of the Company's financial condition and results of operations.

           As of June 30, 1999, 12,970,646 shares of Common Stock were issued and outstanding. The shares of Common Stock are not listed on any exchange, and the Company does not intend to list the shares of Common Stock on any exchange in the near term.

           The assets and results of operations of the Properties are reported in the consolidated financial statements of the Company using the consolidation method of accounting.

Results of Operations

           Six Months Ended June 30, 1999

           Base rental income and escalation income decreased by approximately $4,341 for the six months ended June 30, 1999 as compared to the same period in the prior year. This decrease is primarily attributable to the write off of $900 of deferred rent receivable related to the early partial termination of the lease with E.M. Warburg Pincus & Co., LLC ("Warburg Pincus") at the 237 Property, $2,545 related to the lease assumption of BT Alex Brown at the 1290 Property and the expiration of two leases at the 1290 Property.

           As of June 30, 1999, the Company terminated the lease with Swiss Reinsurance America Corporation ("Swiss Re"), a tenant of the 237 Property. The termination of the lease resulted in the payment by Swiss Re to the Company of a one-time lease termination fee of $25,855, which fee was received by the Company in July 1999. Contemporaneously with the termination of the Swiss Re lease, the Company entered into a 15-year lease with CSAM with respect to approximately 343,000 square feet of space including all of the former Swiss Re leased space. The Company incurred leasing commissions of $6,910 in connection with the CSAM lease that are payable prior to December 31, 1999 and agreed to make tenant improvements in the amount of $11,491. The CSAM lease also provides for a free rent period through December 31, 1999.

           As of June 30, 1999, the Company entered into an assignment and assumption agreement pursuant to which BT Alex Brown, a tenant of the 1290 Property, assigned its lease to ABN-AMRO, Incorporated. The assignment of the lease resulted in BT Alex Brown delivering its space to ABN-AMRO, Incorporated, and the one-time payment to BT Alex Brown of $8,000 by the Company in June 1999.

           During the six months ended June 30, 1999, the Company settled certain New York City and New York State utility tax claims for all tax years up to December 31, 1995 with respect to a property located at 2 Broadway that was owned by the Company's predecessors for an amount that was approximately $2,900 less than the amount the Company had previously reserved for such claims. The reversal of that reserve resulted in an increase in miscellaneous income of approximately $2,900 for such period. The Company continues to maintain adequate reserves for utility tax claims with respect to open tax years.

           Operating expenses for the six months ended June 30, 1999 were $24,408, an increase of .2% from the six months ended June 30, 1998. Operating expenses as a percentage of base rental income and escalation income increased to 39% for the six months ended June 30, 1999 from 36% for the six months ended June 30, 1998.

           Depreciation and amortization for the six months ended June 30, 1999 was $8,795 as compared to $8,243 for the same period in the prior year. The increase of $552 is primarily the result of building and tenant improvements made subsequent to the second quarter of 1998.

           Year Ended December 31, 1998

           Base rental income increased by approximately $5,092 for the year ended December 31, 1998 as compared to the prior year. This increase of 4.5% is attributable to an overall increase in occupancy at the Properties.
Miscellaneous income increased by approximately $3,699 for the year ended December 31, 1998 as compared to the prior year primarily as a result of receipt of net proceeds in excess of accrued amounts related to the settlement of tax certiorari proceedings with respect to the property located at 2 Broadway.

           Operating expenses for the year ended December 31, 1998 were $52,267, an increase of 2.9% from the year ended December 31, 1997. This increase is primarily attributable to professional fees and expenses incurred in connection with the settlement of tax certiorari proceedings related to the property located at 2 Broadway, totaling $2,238. Operating expenses as a percentage of base rental income and escalation income remained at 39%.

           Depreciation and amortization for the year ended December 31, 1998 was $16,651 as compared to $15,532 for the prior year. The increase of $1,119 is primarily the result of building and tenant improvements made subsequent to December 31, 1997.

Liquidity and Capital Resources

           During the six months ended June 30, 1999, cash flow from operations totaled $32,264. The Company used this cash flow from operations for approximately $9,245 of leasing costs, $8,000 to acquire tenant improvements related to the early termination of a tenant lease at the 1290 Property, principal payments on the loan to the Property Owning Partnerships secured by the 237 Property and the 1290 Property (the "Loan") and $410 to fund building and tenant improvements.

           At June 30, 1999, the Company had unrestricted cash on hand of approximately $28,290 of which $6,485 was used to pay a dividend on July 15, 1999 to holders of record of the Company's Common Stock on June 30, 1999. The lease termination payment of $25,855 was received by the Company in July 1999.

           On October 10, 1996, the Property Owning Partnerships borrowed the Loan. The Loan is cross-collateralized by the Properties, and prohibits the Property Owning Partnerships from incurring any additional indebtedness. The Loan matures on October 10, 2001. If not repaid or refinanced prior to such date, the Property Owning Partnerships will be required to refinance the Loan on that date. There can be no assurance, however, that the Company will be able to refinance the on that date or what the terms of any refinancing will be. In connection with the Transaction, the portion of the Loan secured by the 237 Property will be repaid and the mortgage encumbering the 237 Property will be transferred to an entity controlled by Buyer. After repayment of the portion of the Loan secured by the 237 Property, the principal amount of the mortgage encumbering the 1290 Property will be approximately $226,000. The Company believes that cash on hand and cash flow from operations are sufficient to satisfy the Company's foreseeable cash requirements which consist primarily of property operating expenses, real estate taxes, capital expenditures, debt service on the Loan and distributions necessary to enable the Company to continue to qualify as a REIT.

Year 2000 Compliance

           The inability of computers, software and other equipment utilizing microprocessors to recognize and properly process data fields containing a two digit year is commonly referred to as the Year 2000 Compliance issue. As the year 2000 approaches, such systems may be unable to accurately process certain date-based information.

           The Company began preparations for the year 2000 in 1996 and has identified all significant applications that will require modification to ensure compliance. Internal and external resources have been and continue to be used to make the required modifications and test Year 2000 Compliance. The modification process of all significant applications is substantially complete.

           In addition, the Company has communicated with others with whom it does significant business to determine their Year 2000 Compliance and the extent to which the Company is vulnerable to any third party Year 2000 issues. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have a material adverse effect on the Company.

           The total cost to the Company of these Year 2000 Compliance activities has not been and is not anticipated to be material to its financial position or results of operations in any given year. These costs to complete the Year 2000 modification and testing processes are based on management's best estimates, which were derived utilizing numerous assumptions of future events including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those plans.

                     DESCRIPTION OF THE COMPANY'S PROPERTIES

The 1290 Property

           The 1290 Property Owning Partnership holds the fee title to the 1290 Property and all improvements thereon. The 1290 Property, completed in 1963, is a 43-story, first class commercial office building with approximately 1,963,000 rentable square feet of space. The building is centrally located in midtown Manhattan and is connected to the famed "Rockefeller Center" complex via an underground passageway. It serves as the corporate headquarters of The Equitable Life Assurance Society of the United States ("Equitable"). In addition to Equitable, the building houses a variety of tenants, including financial institutions, entertainment companies and law firms, including, without limitation, Warner Communications, Inc., The Bank of New York, EMI Entertainment World, Inc. and Deutsche Bank.

           The average occupancy rates for the 1290 Property for the years 1994 through 1998 were 94%, 78%, 90%, 97%, and 99%, respectively. The average occupancy rate for the six months ended June 30, 1999 was 98%.

           As of December 31, 1998, the 1290 Property was approximately 98% leased, and there were leases and license agreements with 36 tenants and 4 licensees covering approximately 1,931,000 rentable square feet of space.

The 237 Property

           The 237 Property Owning Partnership holds the fee title to the 237 Property and all improvements thereon. The 237 Property is a 21-story, first class commercial office building with approximately 1,142,000 rentable square feet of space. The building was completed in 1981 as a comprehensive renovation of an existing structure and now features an interior layout with an open full atrium. Major tenants include J. Walter Thompson Company, Credit Suisse Asset Management, E.M. Warburg Pincus & Co., LLC and Champion International Corporation.

           The average occupancy rates for the 237 Property for each of the years 1994 through 1998 were 98%, 98%, 98%, 98% and 99%. The average occupancy rate for the six months ended June 30, 1999 was 98%.

           As of December 31, 1998, the 237 Property was approximately 99% leased and there were leases and license agreements with 17 tenants and 3 licensees covering approximately 1,126,000 rentable square feet of space.

Legal Proceedings

           There are no material pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, against or involving the Company, the Property Owning Partnerships or the Properties.

Retention of Jurisdiction by Bankruptcy Court

           In July 1997, the Bankruptcy Court entered a final decree closing the reorganization cases of the Debtors.

           The Bankruptcy Court may retain jurisdiction, and if the Bankruptcy Court exercises its retained jurisdiction, it will have exclusive jurisdiction of all matters arising out of, and related to, the Plan and for, among other things, the following purposes: (a) to determine any and all adversary proceedings, applications and contested matters; (b) to allow or disallow any disputed claim, including tenant reimbursement claims, in whole or in part; (c) to issue such orders in aid of execution of the Plan, to the extent authorized by section 1142 of the Bankruptcy Code; (d) to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order (as such term is defined in the Plan); (e) to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan; and (f) to hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code, including, without limitation, the New York Real Property Transfer Gains Tax, Article 31-B of the New York Tax Law.

                    THE PROXIES/STOCKHOLDERS' APPROVAL RIGHT

           Pursuant to the Charter, the affirmative vote of the holders of at least 662/3% in combined voting power of shares of the Company's Common Stock is required to approve the Transaction. Five of the Company's largest stockholders, representing 9,458,010 shares of Common Stock (approximately 72.9% of the outstanding shares of Common Stock), have entered into a Voting Agreement with Buyer to vote their shares in favor of the Transaction and pursuant thereto each such stockholder has delivered a Proxy in favor of John R. Klopp and Jeremy FitzGerald, with instructions to vote "for" approval of the Transaction. Accordingly, the Company is assured of receiving the requisite approval of the Transaction at the Meeting. No vote of any other stockholder is necessary and stockholder votes are not being solicited. The Transaction will not be consummated until at least 20 days after the mailing of this Information Statement.

           The Company estimates that upon the consummation of the Transaction approximately $195 million (approximately $15.00 per share) will be made to the Company's stockholders. The Company intends to make such distributions shortly after the consummation of the Transaction, although there can be no assurance that the Transaction will be consummated and that the distribution will be made.

                        SUMMARY OF THE PURCHASE AGREEMENT

           A copy of the Purchase Agreement is attached to this Information Statement as Exhibit A and incorporated herein by reference. Exhibit A contains all material amendments to the Purchase Agreement. Amendments that are not included merely extended of Buyer's right to terminate the Purchase Agreement described under the caption "BACKGROUND TO THE TRANSACTION." This summary of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

           Purchase Price. The aggregate purchase price (the "Purchase Price") for the Class 237 Interest and the GP Interest is $372 million, which will be comprised of the sum of (i) the amount of cash paid by Buyer to the Company,
(ii) the net proceeds distributed to the Company from the gross proceeds of the New Indebtedness secured by the 237 Property after payment of the Release Amount under the existing indebtedness and any other costs associated with the refinancing of the 237 Property and (iii) the payment of the Release Amount under the existing indebtedness on behalf of the Company. Buyer has agreed to pay to the Company, as an adjustment to the Purchase Price, any savings to Buyer resulting from Buyer not having to pay mortgage recording taxes upon transfer by Buyer to Seller of that portion of the existing mortgage encumbering the 237 Property. The Company estimates the amount of such adjustment at approximately $5,500,000. The Purchase Price is also subject to customary prorations and certain adjustments, including an adjustment to reduce the Purchase Price by the amount of unpaid tenant improvements, leasing commissions and the remaining amount of free rent with respect to the lease with CSAM as of the Closing Date. Upon execution and delivery of the Purchase Agreement, Buyer deposited $20 million with the Escrow Agent. The Deposit is non-refundable in the event of a breach of the Purchase Agreement by Buyer.

           Closing Date. The Closing Date is scheduled for November 19, 1999, and may be extended to December 10, 1999 unless otherwise agreed to in writing by the parties to the Purchase Agreement.

           Representations and Warranties. The material representations and warranties of the Company and certain of its affiliates contained in the Purchase Agreement relate to the following matters:

           o good and marketable title to the 237 Property free and clear of liens and encumbrances, zoning and regulatory violations, tax liabilities and assessments and environmental liabilities;

           o due organization, valid existence and good standing, and similar corporate matters;

           o the requisite power, due authorization, execution and delivery of the Purchase Agreement and its binding effect on such parties; and

           o the absence of conflicts between the Restructuring Agreement (and the transactions contemplated thereby) and the articles of incorporation, by-laws or organizational documents or partnership or similar agreements to which such entities are parties, or any law, rule, regulation, order or decree applicable to such entities.

           Conduct of Business Operations Prior to Closing Date. The Purchase Agreement contains certain covenants customary to a transaction similar to the Transaction. The Purchase Agreement also contains specific covenants relating to the conduct of the Company's business prior to the consummation of the Transaction. The Company has agreed that, until the Closing Date, it:

           o will cause the 237 Property Owning Partnership to continue maintenance, operation, management and marketing of the Property in the ordinary course of business consistent with past practice;

           o will not, and will cause 237 Property Owning Partnership and Lower Tier LP not to, engage in any sale or enter into any transaction, contract or commitment, or incur any liability or obligation including any indebtedness or guarantee of the type set forth in Section 8(y) of the Purchase Agreement, other than in the ordinary course of business;

           o will not, and will cause 237 Property Owning Partnership and Lower Tier LP not to, enter into any new contract (or amend, modify or terminate any existing contract) which provides for the expenditure of more than $2,500 per year for goods or services, or any lease or agreement (other than certain permitted leases) regarding the 237 Property or the Purchased Assets unless such contract, lease or agreement will not be binding upon the 237 Property Owning Partnership or the Property or will be terminable upon written notice from Buyer, the 237 Property Owning Partnership, or 237 LLC without payment of any fee, premium or penalty, in each case without the prior consent of Buyer (which consent should not be unreasonably withheld or delayed);

           o will not, and will cause 237 Property Owning Partnership and Lower Tier LP not to, terminate or amend any existing lease or accept the surrender of any existing lease regarding the 237 Property;

           o will (together with Lower Tier LP) cause the 237 Property Owning Partnership to carry and continue in force through the Closing Date current levels of fire and extended coverage insurance, as well as theft, liability and other current insurance coverage;

           o will not, and will cause 237 Property Owning Partnership and Lower Tier LP not to, amend, modify or restate the 237 Property Owning Partnership Agreement or the partnership agreement of Lower Tier LP (the "Lower Tier Partnership Agreement"), in either case, without the prior written consent of Buyer (which consent will not be unreasonably withheld or delayed); provided, however, that such entities may amend, modify or restate such agreements to the extent required to consummate the Transaction; and

           o will not sell or permit the sale of all or any portion of the 237 Property (including, without limitation, any personal property, improvements or fixtures).

           Conditions to the Parties' Respective Obligations to Consummate the Transaction. Consummation of the Transaction is subject to a number of conditions including, without limitation, the following:

           o the performance by each of the parties of all covenants and agreements required to be performed on or prior to the Closing Date;

           o the representations and warranties of the parties to the Purchase Agreement being true and correct in all material respects on and as of the Closing Date;

           o the execution and delivery of each of the agreements necessary to consummate the transactions contemplated by the Purchase Agreement and the Restructuring Agreement (the "Ancillary Agreements") on or prior to the Closing Date; and

           o as a condition to Buyer's obligation to consummate the Transaction, evidence of the transfer and assignment of the existing mortgage encumbering the 237 Property are delivered to Buyer.

           Indemnification. The Company is not liable to Buyer under the indemnification provisions for any breach of the representations, warranties, covenants and agreements included or provided for in the Purchase Agreement unless and until the amount of all claims for which Damages are recoverable by Buyer exceed $2,000,000 (the "Deductible"), in which case Buyer is entitled to Damages in the amount of up to $20,000,000 in the aggregate (the "Cap") and the Company will be liable for all Damages, including the Deductible.

           Notwithstanding the foregoing, the Company has agreed to indemnify Buyer against all damages incurred by Buyer in connection with any third party claims or proceedings, as incurred, to the extent such claims relate to events, facts and circumstances that occurred prior to the Closing Date with respect to the Company, the Property, the Purchased Assets (as defined therein), Lower Tier LP or the 237 Property Owning Partnership (or any-to-be-formed subsidiary thereof); provided, that the Company will not have any liability or obligation in respect of (x) claims made after the date that is 90 days after the sixth anniversary of the Closing Date (or, if shorter, the applicable statute of limitations with respect to such claims), and (y) claims first arising out of events occurring after the Closing Date, notwithstanding that such claims may relate to the financial performance or operation of the 237 Property prior to Closing Date, the physical condition, fitness for a particular purpose or merchantability of any of the 237 Property as of the Closing Date, the status of title and survey with respect to the 237 Property as of the Closing Date, the availability of any air rights or future development rights with regard to the 237 Property as of the Closing Date, or the compliance by the Company or the 237 Property with any law, ordinance or regulation, including, without limitation, those related to the environment, zoning, land use, subdivision laws, handicap access or building codes, as of the Closing Date.

           Buyer will indemnify, defend and hold harmless the Company from and against all damages incurred by the Company in connection with any third party claims or proceedings, as incurred, to the extent such claims relate to, arise out of or are a result of, events, facts and circumstances that occurred after the Closing Date with respect to the Company, the 237 Property, the Purchased Assets (as defined therein), Lower Tier LP or the 237 Property Owning Partnership (or any-to-be-formed subsidiary thereof). Buyer's obligation to indemnify the Company for breaches of representations, warranties, covenants and agreements included or provided for in the Purchase Agreement is subject to the Company reaching the Deductible, in which case the Company will be entitled to Damages in an amount up to the Cap, including the Deductible.

           Termination. The Purchase Agreement may be terminated at any time prior to the Closing for the following reasons only:

           o     mutual written consent of Buyer and the Company;

           o by Buyer upon failure of any of the closing conditions applicable to the Company to be satisfied or waived on and as of the Closing Date, or, provided Buyer is not itself in default under the Purchase Agreement, and is ready, willing and able to close, the Company's failure to consummate the Transaction on or prior to December 10, 1999 or such earlier date determined in accordance with the Purchase Agreement;

           o by the Company upon failure of any of the closing conditions applicable to the Buyer to be satisfied or waived on and as of the Closing Date, or, provided that the Company is not itself in default under the Purchase Agreement, and is ready, willing and able to close, the Buyer's failure to consummate the Transaction on or prior to December 10, 1999 or such earlier date determined in accordance with the Purchase Agreement;

           o by Buyer or the Company if any court of competent jurisdiction will have issued, enacted, entered, promulgated or enforced any order, judgment, decree, injunction or ruling which restrains, enjoins or otherwise prohibits the Transaction and such order, judgment, decree, injunction or ruling will have become final and nonappealable; and

           o by either party that has not defaulted under the Purchase Agreement if the transactions contemplated under the Purchase Agreement and the Restructuring Agreement have not been consummated prior to December 10, 1999.

                     SUMMARY OF THE RESTRUCTURING AGREEMENT

           A copy of the Restructuring Agreement is attached to this Information Statement as Exhibit B and is incorporated herein by reference. This summary of the Restructuring Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Restructuring Agreement.

           Conversion of 237 Property Owning Partnership. The Company, directly and through its subsidiaries, will convert the 237 Property Owning Partnership to 237 LLC, will form a wholly-owned subsidiary of 237 LLC and transfer the 237 Property to such subsidiary.

           Liquidation of Lower Tier LP. The Company, directly and through its subsidiaries, will liquidate Lower Tier LP and cause Lower Tier LP to distribute its interests in the 1290 Property Owning Partnership and 237 LLC to the Company and Upper Tier LP in proportion to their interests in Lower Tier LP. Thereafter, Upper Tier LP will contribute its interest in 237 LLC to the Buyer Affiliated
Partnership in exchange for partnership units in the Buyer Affiliated Partnership having a value as of the Closing Date of $505,050 based on the market value of the net assets of the Buyer Affiliated Partnership.

           Put and Call Rights Regarding 237 Property. After the transfer described in the preceding paragraph, Upper Tier LP will have the right (exercisable at JMB/NYC's option) to cause the Buyer Affiliated Partnership to acquire its partnership units in the Buyer Affiliated Partnership at any time during the month of July of any calendar year, commencing with the calendar year 2001, upon 90 days' prior written notice, for the greater of $505,050 or the then current market value of such partnership units, payable in cash, which amount will be payable to Upper Tier LP.

           In addition, the Buyer Affiliated Partnership will have the option to acquire the Upper Tier LP's partnership units in the Buyer Affiliated Partnership at any time during the month of January of any calendar year, commencing with the calendar year 2002, upon 90 days' prior written notice, for the greater of $656,566 or the then current market value of such partnership units, payable in cash, which amount will be payable to Upper Tier LP.

           JMB Notes. The Company will assign to an affiliate of JMB/NYC its interest in the JMB Notes and the security agreement and participation agreement related thereto, pursuant to which the Company might otherwise have been able to receive payments of up to $750,000 in respect of the JMB Notes upon distribution of cash flow from the Property Owning Partnership to the Lower Tier LP.

           Amendment of Indemnity and Collateral Agreements. The Company will amend the indemnity agreement between the Company and the JMB Indemnitors, pursuant to which the JMB Indemnitors have agreed to indemnify the Company and its affiliates for damages resulting from certain prohibited actions of JMB/NYC and its affiliates, by reducing the maximum amount for which the JMB Indemnitors could be liable to the Company from $25,000,000 to approximately $14,286,000 and releasing approximately 43% of the $10,000,000 collateral securing such indemnity obligations.

           Amendment of Partnership Agreements. The Company, directly and through its subsidiaries, will amend the 1290 Property Owning Partnership Agreement and the Upper Tier Partnership Agreement to provide that (i) if JMB/NYC exercises the JMB Put Right, which is exercisable only in September of any calendar year, commencing with the calendar year 2000, the Company will be required to pay to JMB/NYC the greater of (x) $1,000,000 and (y) the Put Amount,
(ii) if the Company exercises the Company Call Right, which is exercisable in March and April of each year, at any time after March 1, 2001, the Company would be required to pay to the JMB/NYC, the greater of (x) $1,400,000 and (y) the Call Amount, and (iii) if the Company sells the 1290 Property, its direct or indirect ownership interests therein or greater than a 51% interest in the Company prior to the exercise of the Company Call Right or the JMB Put Right, the Company would be required to pay to JMB/NYC $4,500,000. The Company does not intend to engage in any of the transactions described in (iii) prior to March 1, 2001, and intends to exercise the Company Call Right in March 2001.

           Pursuant to the Upper Tier Partnership Agreement and the 1290 Property Owning Partnership Agreement, (i) the Put Amount is the amount equal to the amount that would be distributed to JMB/NYC if the 1290 Property were sold and the 1290 Property Owning Partnership were liquidated in accordance with the 1290 Property Owning Partnership Agreement for a cash amount equal to the quotient of (a) the 1290 Property's net operating income for the immediately preceding calendar year and (b) 0.12; and (ii) the Call Amount is the amount that would be distributed to JMB/NYC if the 1290 Property were sold and the 1290 Property Owning Partnership were liquidated in accordance with the 1290 Property Owning Partnership Agreement for a cash amount equal to the quotient of (a) the product of two times the 1290 Property's net operating income for the period of January 1, 2000 through June 30, 2000 and (b) 0.12. If the Company exercises the Company Call Right in March 2001, the Company expects that it would be required to pay $1,400,000 to JMB/NYC. Pursuant to the existing Upper Tier Partnership Agreement and the 1290 Property Owning Partnership Agreement, prior to amendment thereof in accordance with the Restructuring Agreement, the Company estimates that it would be required to pay JMB/NYC significantly less than $1,000,000 upon the exercise of the JMB Put Right or $1,400,000 upon the exercise of the Company Call Right.

           Indemnification. In connection with the Restructuring Agreement, the Company will indemnify Buyer and its affiliates in respect of any claims arising out of any transaction consummated on or prior to the Closing Date and any transaction contemplated by the Purchase Agreement and Restructuring Agreement that results in adverse tax consequences to JMB/NYC. The Company's indemnity obligations in respect of such claims is not subject to the Deductible or the Cap and will generally survive until 90 days after the expiration of the applicable statute of limitations with respect to such claims.

           Continuing Rights. Other than as set forth above, the existing agreements pertaining to the 1290 Property and the ownership thereof will continue in effect without modification or amendment.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The information set forth in the following table is furnished as of September 15, 1999, with respect to any person (including, any "group," as that term is used in Section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each of its Directors, its executive officers, and all of its executive officers and Directors as a group. As of October 27, 1999, there were 12,970,646 shares of Common Stock outstanding.


                                                               Number of Shares               Percent of Common
                                                             Beneficially Owned                     Stock
                                                             ---------------------   ------------------------------

Principal Stockholders
Apollo Real Estate Investment Fund, L.P. (1)                             4,936,060                   38.1%
The TCW Group, Inc.(2)                                                   2,254,341                   17.4%
Oaktree Capital Management, LLC (3)                                      1,913,263                   14.8%
Whitehall Street Real Estate, Limited Partnership V (4)                  1,122,821                    8.7%
Angelo, Gordon & Co., L.P. (5)                                             818,739                    6.3%
Intermarket Corp. (6)                                                      890,862                    6.9%

Directors and Executive Officers
William L. Mack (7)                                                          3,800                    *
Lee S. Neibart (8)                                                           3,800                    *
John R.S. Jacobsson (9)                                                      2,800                    *
Bruce H. Spector (10)                                                        3,800                    *
John R. Klopp (11)                                                          23,800                    *
Russel S. Bernard (12)                                                       3,000                    *
Ralph F. Rosenberg (13)                                                      3,000                    *
David A. Strumwasser (14)                                                    3,800                    *
David Roberts (15)                                                           3,000                    *
Directors and Executive Officers as a group (9 persons) (16)                50,800                    *


*     Less than 1%

(1) Held of record by Atwell & Co., c/o The Chase Manhattan Bank, N.A., 4 New York Plaza, New York, NY 10004. Apollo Real Estate Advisors, L.P. is the managing general partner of Apollo Real Estate Investment

           Fund, L.P. ("AREIF"), and a joint reporting person with respect to beneficial ownership of these shares of Common Stock, pursuant to AREIF's Schedule 13G, filed with the Securities and Exchange Commission on February 13,1998.

(2) Includes 1,586,814 shares as to which voting and dispositive power is shared with Oaktree Capital Management, LLC ("Oaktree"), as an investment sub-adviser to TCW Asset Management Company for various limited partnerships, trusts and third party accounts for which TCW Asset Management Company acts as general partner or investment manager. According to the Schedule 13G filed with the Securities and Exchange Commission on February 12, 1998, Robert Day, Chairman and Chief Executive Officer of the TCW Group, Inc. ("TCW"), may be deemed to be a control person of TCW and certain other holders of the Company's Common Stock. Also includes 667,527 shares held by various limited partnerships, trusts and third party accounts for which TCW Special Credits acts as general partner or investment manager. The shares shown are held of record by (i) Taylor & Co., c/o Sanwa Bank California Trust Operations, 1977 Saturn Street, Monterey Park, CA 91754 (1,848,248 shares), and (ii) Cede & Co., c/o Sanwa Bank California Trust Operations, 1977 Saturn Street, Monterey Park, CA 91754 (406,093 shares). To the extent permitted by applicable law, The TCW Group, Inc. and Robert Day hereby disclaim beneficial ownership of such shares.

(3) Includes 1,586,814 shares as to which voting and dispositive power is shared with TCW Asset Management Company, which acts as general partner or investment manager for certain funds and accounts for which Oaktree acts as an investment sub-adviser. According to the
           Schedule 13G filed with the Securities and Exchange Commission on February 12, 1998, Robert Day, Chairman and Chief Executive Officer of TCW, may be deemed to be a control person of Oaktree and certain other holders of the Company's Common Stock. Also includes 284,839 shares held by two limited partnerships of which Oaktree is general partner and 41,210 shares held by a third party account for which Oaktree acts as investment manager. The 326,049 shares as to which Oaktree has sole voting and dispositive power are held of record by Cun & Co., c/o The Bank of New York, One Wall Street, New York, NY 10005. Also includes 400 shares held directly by Oaktree. To the extent permitted by applicable law, Oaktree hereby disclaims beneficial ownership of such shares.

(4) Held of record by WSB Realty LLC, (1,122,421 shares) and The Goldman Sachs Group, L.P. (400 shares), 85 Broad Street, New York, NY 10004. Pursuant to Schedule 13G/A, filed by The Goldman Sachs Group, L.P. with the Securities and Exchange Commission on February 16, 1999, these shares are reported as beneficially owned by: (i) Goldman, Sachs & Co., (ii) The Goldman Sachs Group, L.P., (iii) WSB Realty, L.L.C., (iv) Whitehall Street Real Estate Limited Partnership V and
           (v) WH Advisors, L.P. V.

(5) Angelo, Gordon & Co., L.P.'s address is 245 Park Avenue, New York, NY 10167. Pursuant to Schedule 13G, filed by Angelo, Gordon & Co., L.P. with the Securities and Exchange Commission on February 13, 1998, these shares are reported as beneficially owned by: (i) Angelo, Gordon & Co., L.P. ("Angelo, Gordon"), (ii) John M. Angelo, in his capacities as a general partner of AG Partners, L.P., the sole general partner of Angelo, Gordon, and the chief executive officer of Angelo, Gordon and (iii) Michael L. Gordon, in his capacities as the other general partner of AG Partners, L.P., the sole general partner of Angelo, Gordon, and the chief operating officer of Angelo, Gordon.

(6)        Intermarket  Corp.'s  address is 667  Madison  Avenue,  New York,  NY
           10021.

(7) Does not include shares owned by Apollo. Includes 800 shares of Common Stock and 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Mack under the Company's Stock Plan. Mr. Mack is the managing partner of Apollo Real Estate Advisors, L.P., the general partner of Apollo, and the President of its corporate general partner. Mr. Mack disclaims beneficial ownership of the shares of Common Stock owned by Apollo.

(8) Does not include shares owned by Apollo. Includes 800 shares of Common Stock and 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Neibart under the Company's Stock Plan. Mr. Neibart is a partner of Apollo Real Estate Advisors, L.P. Mr. Neibart disclaims beneficial ownership of the shares of Common Stock owned by Apollo.

(9) Does not include shares owned by Apollo or 1,000 shares granted to Mr. Jacobsson pursuant to the Stock Plan that will not vest until October 10, 1999. Includes 800 shares of Common Stock and 2,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Jacobsson under the Company's Stock Plan. Mr. Jacobsson is a partner of Apollo Real Estate Advisors, L.P. Mr. Jacobsson disclaims beneficial ownership of the shares of Common Stock owned by Apollo.

(10) Does not include shares owned by Apollo. Includes 800 shares of Common Stock and 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Spector under the Company's Stock Plan. Mr. Spector is a partner of Apollo Real Estate Advisors, L.P. Mr. Spector disclaims beneficial ownership of the shares of Common Stock owned by Apollo.

(11) Includes 20,800 shares of Common Stock and 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Klopp under the Company's Stock Plan.

(12) Does not include shares owned by funds and accounts managed by Oaktree. Includes 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Bernard under the Company's Stock Plan. Mr. Bernard is a principal of Oaktree. Mr. Bernard disclaims beneficial ownership of the shares of Common Stock owned by funds and accounts managed by Oaktree. Mr. Bernard is required to transfer to funds managed by Oaktree any shares of Common Stock he either receives directly under the Company's Stock Plan or purchases upon an exercise of options granted under the Company's Stock Plan.

(13) Does not include shares owned by Whitehall. Includes 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Rosenberg under the Company's Stock Plan. Mr. Rosenberg disclaims beneficial ownership of the shares of Common Stock owned by Whitehall. Mr. Rosenberg is a Managing Director of Goldman, Sachs & Co. Pursuant to Mr. Rosenberg's employment arrangements with Goldman Sachs, Mr. Rosenberg is required to transfer to Goldman Sachs any shares of Common Stock he receives either directly under the Company's Stock Plan or purchases upon an exercise of options granted under the Company's Stock Plan.

(14) Does not include 311,591 shares held by various limited partnerships, trusts and third party accounts for which Whippoorwill Associates, Inc. has discretionary authority and acts as general partner or investment manager. Includes 800 shares of Common Stock and 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Strumwasser under the Company's Stock Plan. Mr. Strumwasser is a principal of and Managing Director and General Counsel of Whippoorwill Associates. Mr. Strumwasser disclaims beneficial ownership of the shares of Common Stock owned by discretionary accounts managed by Whippoorwill Associates as set forth above.

(15) Does not include shares owned by Angelo, Gordon. Includes 3,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Roberts under the Company's Stock Plan. Mr. Roberts is a Managing Director of Angelo, Gordon. Mr. Roberts disclaims beneficial ownership of the shares of Common Stock owned by Angelo, Gordon.

(16) See notes 1 through 15 above with respect to the nature of the ownership of Directors and Executive Officers as a group, including disclaimers of beneficial ownership described therein.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           Ralph F. Rosenberg, a member of the Company's Board of Directors and a Managing Director at Goldman, did not attend the meetings at which the Transaction was approved and recused himself from voting based on a possible conflict of interest resulting from Goldman's potential involvement as a representative of one of Buyer's proposed lender groups.

           John R. Klopp, a Director, officer and a stockholder of the Company, and Jeremy FitzGerald, an officer of the Company, are employed by Capital Trust, the parent company of Victor Capital Group, one of the Company's Representatives in connection with the Transaction, pursuant to a written retention agreement between the Company, Eastdil and Victor Capital Group, which provides for a fee to be paid to Victor Capital Group equal to 0.25% of the total transaction value and a fee to be paid to Eastdil equal to 0.25% of the total transaction value. Pursuant to the terms of this retention agreement, subject to the Company's right to terminate the agreement by providing 30 days prior written notice, the agreement will terminate on July 12, 2000. Also see "Asset Manager" below.

Asset Manager

           The Company has retained 970 Management, LLC, an affiliate of Victor Capital Group (the "Asset Manager"), to serve as the Company's asset manager pursuant to an Asset Management Agreement, dated as of October 10, 1996 (the "Asset Management Agreement"). John R. Klopp, one of the Company's Directors and an officer and a stockholder of the Company, is a Managing Partner of Victor Capital Group. Pursuant to the Asset Management Agreement, the Asset Manager will act as the Company's advisor and consultant with respect to the management of the Company's interests in the 237 Property Owning Partnership and the 1290 Property Owning Partnership.

           The Asset Management Agreement has a term of one year, which term will be automatically extended for consecutive one year periods thereafter unless the Company or the Asset Manager notifies the other at least 30 days before the then current term would otherwise terminate, of its election not to extend the term.

           The Company may terminate the Asset Management Agreement (i) after the expiration of a cure period, by notice to the Asset Manager if the Asset Manager defaults in any material respect in its performance under the Asset Management Agreement, and (ii) immediately upon notice to the Asset Manager if either of the Properties is sold or if there is a change in control of the Asset Manager. The Asset Manager may terminate the Asset Management Agreement if the Company defaults in the payment of any amount due and payable to the Asset Manager and such failure continues for 30 days after the Asset Manager's written notice of such failure. Either party may terminate the Asset Management Agreement by giving notice to the other upon the occurrence of certain events relating to the bankruptcy or insolvency of the other party. The Company expects to terminate the Asset Management Agreement with respect to the 237 Property, effective on the Closing Date.

           The Company pays the Asset Manager a fee (the "Asset Management Fee") of $25,000 per month. Asset Management Fees incurred for the years ended December 31, 1998 and 1997 and the period October 10, 1996 to December 31, 1996 aggregated approximately $300,000, $300,000 and $74,000, respectively. In addition to the payment of the Asset Management Fee, the Company will reimburse the Asset Manager for certain expenses. If the Company sells or disposes of one but not both of the Properties, the Company and the Asset Manager will review whether an adjustment to the Asset Management Fee is appropriate. If the Company believes that the Asset Management Fee should be reduced and the parties are unable in good faith to agree upon a reduced fee, the Asset Management Agreement will be terminable by either party upon 90 days' notice to the other.

Management and Leasing Agreements

           Each of the Property Owning Partnerships entered into a Management and Leasing Agreement, dated as of October 10, 1996 (the "Property Management Agreements"), with the Property Manager/Leasing Agent. Nyprop, LLC, a stockholder of the Company, is an affiliate of the Property Manager/Leasing Agent. Pursuant to the Property Management Agreements, the Property Manager/Leasing Agent will perform all supervisory, management and leasing services and functions reasonably necessary or incidental to the leasing, management and operations of the Properties. Fees under the Property Management Agreements for the years ended December 31, 1998 and 1997 and the period October 10, 1996 to December 31, 1996 aggregated approximately $3,451,000, $3,333,000 and $392,000, respectively. Upon consummation of the Transaction, the Company will terminate the Property Management Agreement with respect to the 237 Property.

           An affiliate of the Property Manager/Leasing Agent provides the cleaning services for the Properties. Fees paid for cleaning services for the years ended December 31, 1998 and 1997 and the period October 10, 1996 through December 31, 1996 totaled $4,248,000, $4,226,000 and $196,000, respectively.
Upon consummation of the Transaction, the Company will terminate the cleaning services contract with respect to the 237 Property.

           The Property Management Agreements have an initial term of two years, which term will be automatically extended for additional consecutive 90 day terms until such time as a Property Owning Partnership notifies the Property

Manager/Leasing Agent in writing, at least 30 days before the then current term would otherwise terminate, of its election not to extend the term of a Property Management Agreement.

           Each Property Owning Partnership may terminate its Property Management Agreement on 60 days notice if its Property is either sold by the Property Owning Partnership or refinanced by the Property Owning Partnership pursuant to a securitized financing of the Property, provided that termination of the Property Management Agreement as a result of such financing will only be effective if the Property Manager/Leasing Agent is not approved by the rating agency participating in such financing. Each Property Owning Partnership may terminate its Property Management Agreement (i) after a certain cure period, upon notice to the Property Manager/Leasing Agent if the Property Manager/Leasing Agent breaches a material term of the Property Management Agreement, and (ii) immediately upon notice to the Property Manager/Leasing Agent if the Property Manager/Leasing Agent or any principal of the Property Manager/Leasing Agent intentionally misappropriates funds of the Property Owning Partnership or commits fraud against the Property Owning Partnership or if there is a change in control of the Property Manager/Leasing Agent. The Property Manager/Leasing Agent may terminate a Property Management Agreement (i) after a certain cure period, upon notice to the Property Owning Partnership if the Property Owning Partnership breaches a material term of the Property Management Agreement, and (ii) upon 60 days notice to the Property Owning Partnership if the Property Owning Partnership fails to provide funds on a consistent basis to operate and maintain the Property. Either party may terminate a Property Management Agreement upon notice to the other party in the event that a petition in bankruptcy is filed against the other party and is not dismissed within 60 days, or a trustee, receiver or other custodian is appointed for a substantial part of the other party's assets and is not vacated within 60 days or the other party makes an assignment for the benefit of its creditors.

           On October 10, 1996, each Property Owning Partnership paid the Property Manager/Leasing Agent $50,000 per month (pro rated for any partial month) for services provided by the Property Manager/Leasing Agent prior to such date in connection with the transition of ownership and management of the Properties from the Property Owning Partnerships' predecessors, for the period commencing August 1, 1996 and ending on such date. Each Property Owning Partnership will (i) pay the Property Manager/Leasing Agent a fee in an amount equal to 1.5% of gross revenues from the respective Property, which fee will be paid monthly, and (ii) reimburse the Property Manager/Leasing Agent for all reasonable out-of-pocket expenses incurred by the Property Manager/Leasing Agent related to the performance of its responsibilities under the Property Management Agreement, to the extent set forth in the annual budget. In addition, the Property Manager/Leasing Agent will continue to receive commissions in connection with the leasing of space at the 1290 Property and renewals and extensions of leases (but not with respect to the 237 Property).

           The Company entered into a REIT Management Agreement in 1997, (the "REIT Management Agreement") with the Property Manager/Leasing Agent. The Property Manager/Leasing Agent is to perform certain accounting, administrative and monitoring services. The REIT Management Agreement provides for payment to the Property Manager/Leasing Agent of monthly fees aggregating approximately $125,000 per annum, a one-time fee of $15,000, and reimbursement of documented out-of-pocket expenses. Fees incurred under the REIT Management Agreement for the years ended December 31, 1998 and 1997 aggregated $141,000 and $140,000, respectively. There were no fees paid under the REIT Management Agreement for the period October 10, 1996 to December 31, 1996.


                               DISTRIBUTION POLICY

           On March 6, 1997, the Board of Directors adopted a distribution policy calling for regular quarterly distributions. Since that time, the Company has made quarterly distributions of $0.50 per share each quarter, except that dividends for the second and third quarters of 1998 were suspended pending the Company's consideration of strategic alternatives.

                              INDEPENDENT AUDITORS

           Deloitte & Touche LLP, independent auditors, have audited the Company's consolidated financial statements as of December 31, 1998 and 1997 and for the period commencing October 10, 1996 and ending December 31, 1996, and for the years then ended, all included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as set forth in their respective reports, which are incorporated by reference in this Information Statement.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

           The following documents heretofore filed by the Company with the Securities and Exchange Commission (File No.0-21849) are incorporated in this Information Statement by reference:

           (a) Annual Report on Form 10-K for the year ended December 31, 1998 as filed on April 1, 1999;

           (b) Annual Report on Form 10-K for the year ended December 31, 1997 as filed on March 31, 1998;

           (c)    Current Report on Form 8-K as filed on October 1, 1999;

           (d) Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 as filed on May 14, 1999; and

           (e) Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 as filed with on August 16, 1999, as amended by Quarterly Report on Form 10-Q/A as filed on August 17, 1999.

           All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Meeting or any adjournment or postponement thereof shall be deemed to be incorporated by reference in this Information Statement and made a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or in any other document subsequently filed with the Securities and Exchange Commission which also is deemed to be incorporated by reference in this Information Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

           We will provide without charge to each person to whom a copy of this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the documents incorporated by referenced in this Information Statement (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed to: Metropolis Realty Trust, Inc., c/o Victor Capital Group, L.P., 605 Third Avenue, 26th Floor, New York, New York 10016,
Attention: Jeremy FitzGerald, telephone: 212-655-0220.

Exhibits

Exhibit A        Purchase Agreement
Exhibit B        Restructuring Agreement

                                   EXHIBIT A


================================================================================


                           INTEREST PURCHASE AGREEMENT



                                  by and among



                           237 PARK INVESTORS, L.L.C.


                                       and



                          METROPOLIS REALTY TRUST, INC.

                                       and

                                  237 GP CORP.






                         Dated as of September 23, 1999


================================================================================

                           INTEREST PURCHASE AGREEMENT


         THIS AGREEMENT (the "Agreement") is made and entered into as of September 23, 1999, by and among 237 Park Investors, L.L.C. a Delaware limited liability company ("Buyer"), 237 GP Corp., a Delaware corporation ("237 GP Corp."), and Metropolis Realty Trust, Inc., a Maryland corporation ("Metropolis," and together with 237 GP Corp., "Seller").

                                    RECITALS:

         WHEREAS, Metropolis holds a 95% interest as the general partner in 237/1290 Lower Tier Associates, L.P., a Delaware limited partnership ("Lower Tier LP"), which owns a 99% interest as a limited partner in 237 Park Partners, L.P., a Delaware limited partnership (the "Property Owning Partnership"), which owns a direct interest in that certain property commonly known as 237 Park Avenue as more fully described in Section 1 of the Disclosure Schedule attached hereto (together with all related personal property, intangibles, improvements and fixtures (other than such items of personal property set forth in Exhibit A hereto (the "Excluded Property")), the "Property"); and

         WHEREAS, 237 GP Corp. is the sole general partner of the Property Owning Partnership, having a 1% interest as a general partner therein (the "237 GP Interest"); and

         WHEREAS, Metropolis will transfer its 95% interest as the general partner in Lower Tier LP to 237/1290 LLC, a Delaware limited liability company (the "LLC"), immediately prior to the Closing (as hereinafter defined) in consideration for, among other things, 100% of the Class 237 Interests (as hereinafter defined); and

         WHEREAS, Seller desires to sell and Buyer desires to purchase the Class 237 Interests and the 237 GP Interest, pursuant to the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              TERMS AND CONDITIONS:

1.        Defined Terms.
          -------------

          (a)  "Additional  Deposit" shall have the meaning set forth in Section
4.

          (b) "Agreement" shall have the meaning set forth in the preamble.

          (c) "Buyer Confidential Information" shall have the meaning set forth in Section 18(a).

          (d) "Buyer" shall have the meaning set forth in the preamble.

          (e)  "Buyer  Property  Manager"  shall have the  meaning  set forth in
Section 19(a).

          (f)  "Cap" shall have the meaning set forth in Section 15(a).

          (g) "Chase Credit Agreement" shall mean the Credit Agreement, dated as of October 10, 1996, by and between the Property Owning Partnership and the 1290 Property Owning Partnership, as borrowers, the lenders listed therein and The Chase Manhattan Bank, as agent, as amended to date.

          (h) "Chase Indebtedness" shall mean all of the indebtedness of the Property Owning Partnership allocable to the Property immediately prior to the Closing pursuant to the Chase Credit Agreement.

          (i) "Chosen Courts" shall have the meaning set forth in Section 18(e).

          (j) "Claim Notice" shall have the meaning set forth in Section 15(c).

          (k) "Class 1290 Interests" shall have the meaning ascribed to such term in the LLC Agreement.

          (l) "Class 237 Interests" shall have the meaning ascribed to such term in the LLC Agreement.

          (m) "Closing" shall have the meaning set forth in Section 4.

          (n) "Closing Date" shall have the meaning set forth in Section 4.

          (o) "Contracts" means, with respect to the Property and the Purchased Assets, all service contracts, equipment leases and other arrangements or agreements affecting the ownership, repair, maintenance, management, leasing or operation of the Property or the Purchased Assets, other than the Leases.

          (p)  "Confidential  Information"  shall have the  meaning set forth in
Section 18(a).

          (q) "Current Tax Year" shall have the meaning set forth in Section 14(d).

          (r) "Damages" means all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) incurred in investigating, preparing or defending any claims covered by Section 15, Section 5(e) or Section 6(c) hereof, provided, that Damages shall not include any consequential losses, damages, liabilities or expenses.

          (s) "Deductible" shall have the meaning set forth in Section 15(a).

          (t) "Deposit" shall have the meaning set forth in Section 3(a).

          (u) "Environmental Law" means any federal, state or local law, statute, regulation, code, ordinance, order or decree for the protection of health or the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., the Toxic Substances Control Act,

15 U.S.C. ss.2601 et seq., the Clean Air Act, 42 U.S.C. ss.7401 et seq., and the Clean Water Act, 33 U.S.C., ss.1251 et seq.

          (v) "Escrow Agent" shall have the meaning set forth in Section 3(a).

          (w) "First Adjourned Date" shall have the meaning set forth in Section 4.

          (x)  "Escrow  Agreement"  shall have the  meaning set forth in Section
3(a).

          (y)  "Exchange  Act"  shall  have the  meaning  set  forth in  Section
8(u)(1).

          (z) "Excluded Property" shall have the meaning set forth in the recitals.

          (aa) "GAAP" means generally accepted accounting principles and practices in the United States consistently applied for all periods so as to properly reflect the financial condition, results of operations and changes in cash flows of any entity.

          (bb) "JMB" shall have the meaning set forth in Section 10(f).

          (cc) "JMB  Agreements"  shall  have the  meaning  set forth in Section
8(ee).

          (dd)  "Hazardous  Materials"  means any substance  presently  defined, designated or classified as a hazardous substance, hazardous waste, toxic substance, hazardous material, pollutant or contaminant or which is prohibited, limited or regulated pursuant to any Environmental Law, radioactive or dangerous, whether by type or by quantity. Hazardous Materials includes, without limitation, petroleum or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing materials, urea formaldehyde products, lead and polychlorinated biphenyls.

          (ee) "Indemnified Party" and "Indemnifying Party" shall have the meanings set forth in Section 15(b). -------------

          (ff)  "Initial  Escrow  Agent"  shall  have the  meaning  set forth in
Section 3(a).

          (gg) "Initial  Escrow  Agreement"  shall have the meaning set forth in
Section 3(b).

          (hh) "knowledge" means, with respect to the Seller Entities, or Buyer, as applicable, the actual knowledge of any director or officer (or similar level of management with respect to any non-corporate entity, as applicable) of such entity; in each case, who have devoted substantive time and attention to the Property on behalf of such entity and, in the case of the Seller Entities, after due inquiry of the on-site property manager.

          (ii) "LLC" shall have the meaning set forth in the recitals.

          (jj) "LLC Agreement" means the amended and restated Limited Liability Company Operating Agreement of the LLC to be entered into between Metropolis and Buyer on or prior to the Closing Date in the form attached as Exhibit D hereto.

          (kk) "Leases" shall mean all leases, licenses, subleases and other agreements to which the Property Owning Partnership is a party or by which the Property Owning Partnership is bound for, or by which any person or entity is entitled to, the use or occupancy of any portion of the Property, together with all amendments thereto and all guaranties, side letters, consents, assignments and other documents related thereto.

          (ll) "Liquidated Claim" means a claim that has been reduced to a liquidated amount by (i) agreement between Buyer and Seller or their respective legal representatives or designees with respect to such claim, (ii) a final, non-appealable order of a court of competent jurisdiction or an arbitration tribunal selected by mutual agreement of the parties hereto; or (iii) a written settlement or compromise of, or judgment with respect to, a Third Party Claim.

          (mm) "Lower Tier LP" shall have the meaning set forth in the recitals.

          (nn) "Material Adverse Effect" means, with respect to (a) the Seller Entities (as defined below); or (b) Buyer, as applicable, any effect that is materially adverse to (x) the financial condition, assets, liabilities, prospects or results of operations or property of the Seller Entities or Buyer, as applicable, taken as a whole, or (y) the value, use or operation of the Property; provided, however, that the following shall not be taken into account in determining whether there has been a Material Adverse Effect on such entities: (i) any adverse effect directly arising from or directly relating to general business or economic conditions; (ii) any adverse effect directly arising from or directly relating to conditions affecting the national, regional or New York City commercial real estate business; and (iii) the availability of any air rights or future development rights with respect to the Property, except to the extent Seller has breached its representation and warranty contained in
Section 8(aa) hereof or its covenant contained in Section 10(e) hereof. Notwithstanding the foregoing, with respect to the Seller Entities, in no event shall the exercise by J. Walter Thompson Company, a Delaware corporation, of its option to terminate its lease with respect to the eighth and ninth floors (or a portion thereof) at the Property prior to September 30, 1999 (which termination will be effective as of September 30, 2000) constitute a Material Adverse Effect for purposes of this definition.

          (oo) "Metropolis" shall have the meaning set forth in the preamble.

          (pp)  "Mizrahi  Amount"  shall have the  meaning  set forth in Section
14(e).

          (qq) "New Indebtedness" shall mean indebtedness incurred by the Property Owning Partnership or its affiliates in connection with the consummation of the transactions contemplated hereby (including "non-recourse" mortgage indebtedness in an amount not less than $200 million encumbering the Property which may in part be secured by the mortgage currently securing the Chase Indebtedness, which mortgage may, in accordance with Section 3 hereof, be assigned to Buyer's lender and amended and restated as of the Closing Date), the net proceeds of which will be used, in whole or in part, to pay the Release Amount.

          (rr)  "Notice  Period"  shall  have the  meaning  set forth in Section
15(c).

          (ss)   "Partnership   Agreement"   means  the   Agreement  of  Limited
Partnership, dated as of October 10, 1996, of Lower Tier LP.

          (tt) "Property" shall have the meaning set forth in the recitals.

          (uu) "Property Manager" shall have the meaning set forth in Section 5(d)(x).

          (vv) "Property Owning Partnership" means 237 Park Partners, L.P., a Delaware limited partnership.

          (ww) "Property Owning Partnership Agreement" means the Agreement of Limited Partnership, dated as of October 10, 1996, of the Property Owning Partnership.

          (xx) "Purchased Assets" means, collectively, the Class 237 Interests and the 237 GP Interest; provided, however, in no event shall the Purchased Assets be deemed to include any of the Excluded Property.

          (yy) "Purchase Price" shall have the meaning set forth in Section 3.

          (zz) "Release Amount" means the amount necessary to cause the mortgage securing the Chase Indebtedness to be released from the Property, which amount is equal to (x) product of (i) 1.1, multiplied by (ii) the Allocated Loan Amount (as such term is defined in the Chase Credit Agreement and as such amount is reduced by any amortization of principal) attributable to the Property immediately prior to the Closing, plus (y) any other amounts paid by Buyer on behalf of the Seller Entities in respect of the Chase Indebtedness.

          (aaa) "SEC" shall have the meaning set forth in Section 8(u)(1).

          (bbb) "Seller" shall have the meaning set forth in the preamble.

          (ccc) "Seller Entities" shall mean the Seller, Lower Tier LP, and the Property Owning Partnership.

          (ddd)  "Seller  SEC  Documents"  shall have the  meaning  set forth in
Section 8(u)(1).

          (eee) "Termination Notice" shall have the meaning set forth in Section 3(d).

          (fff) "Third Party Claim" shall have the meaning set forth in Section 15(c).

          (ggg) "Third Party Claim  Notice"  shall have the meaning set forth in
Section 15(c).

          (hhh) "237 GP Corp." shall have the meaning set forth in the preamble.

          (iii) "237 GP Interest" shall have the meaning set forth in the recitals.

          (jjj) "1290 Property Owning Partnership" means 1290 Partners, L.P.

          (kkk)  "Warburg  Pincus  Amount"  shall have the  meaning set forth in
Section 14(e).


2.        Assets Subject to Sale and Purchase. Buyer and Seller hereby agrees as follows:
          -------------------------------------------------------------------

          (a) Buyer hereby agrees to purchase from Metropolis, and Metropolis hereby agrees to sell to Buyer, all of Metropolis' right, title and interest in and to the Class 237 Interests.

          (b) Buyer hereby agrees to purchase from 237 GP Corp., and 237 GP Corp. hereby agrees, and Metropolis agrees to take all action necessary to cause 237 GP Corp., to sell to Buyer, all of 237 GP Corp.'s right, title and interest in and to the 237 GP Interest.

          Notwithstanding the foregoing provisions of Sections 2(a) and 2(b) above, in no event does Buyer agree to purchase from Metropolis or 237 GP Corp., nor does either Metropolis or 237 GP Corp. agree to sell to Buyer, any of the Excluded Property.


3.        Purchase Price, Deposit, and Payment.
          ------------------------------------

          The aggregate purchase price (the "Purchase Price") shall be $380,000,000, which shall be comprised of the sum of (i) the amount of cash paid by Buyer to Seller, (ii) the net proceeds distributed to Seller from the gross proceeds of the New Indebtedness and (iii) the payment of the Release Amount on behalf of Seller. If Buyer's lender takes an assignment of the mortgage currently encumbering the Property, then, Buyer shall pay to Seller, in addition to the Purchase Price, an amount equal to 2.75% multiplied by the principal amount of the mortgage on the Property securing, in part, the New Indebtedness. Buyer hereby agrees that in any event the New Indebtedness will include a "non-recourse" mortgage encumbering the Property in the amount of $200 million and Buyer shall notify Seller in writing on or before 5:00 p.m. Eastern Standard Time on October 6, 1999 (time being of the essence with respect to the delivery of such notice by such date) whether or not its lender has agreed to take an assignment of the mortgage currently encumbering the Property. The Purchase Price will be subject to adjustment for amounts related to the items and prorations described in Section 14 of this Agreement and Section 3 of the Disclosure Schedule) and shall be payable as follows:

          (a) Buyer has made a deposit in the amount of $20,000,000 (together with any interest earned thereon the "Deposit"), with Battle Fowler LLP (the "Initial Escrow Agent"), which Deposit shall be held by the Initial Escrow Agent in accordance with the terms and conditions of this Agreement and the Initial Escrow Agreement, dated the date hereof (the "Initial Escrow Agreement"), among Seller, Buyer and the Initial Escrow Agent. Provided that Buyer shall not have delivered a Termination Notice (as defined below), Buyer and Seller agree to enter into a substitute escrow arrangement with a nationally recognized title insurance company or an acceptable agent thereof (the "Escrow Agent") and to cause the Initial Escrow Agent to transfer the Deposit to such Escrow Agent on or prior to September 30, 1999 pursuant to a mutually acceptable escrow agreement (the "Escrow Agreement").

          (b) Buyer shall pay or cause to be paid to Seller the balance of the Purchase Price (as adjusted pursuant to the prorations and adjustments described in Section 14 of this Agreement and Section 3 of the

Disclosure Schedule) by wire transfer of immediately available funds on the Closing Date to an account or accounts to be designated by Seller not less than two (2) business days prior to the Closing. Escrow Agent shall, at the written direction of Buyer, deliver the Deposit to such account or accounts designated by Seller not less than two (2) business days prior to the Closing.

          (c) Escrow Agent shall hold the Deposit in an interest-bearing account. In the event of a termination of this Agreement by Seller pursuant to
Section 16(c), the Escrow Agent shall release the Deposit to Seller which shall be deemed liquidated damages to Seller and Seller's sole remedy for the loss of its bargain, and neither Buyer nor Seller shall have any further liability hereunder. In the event of a termination of this Agreement pursuant to Section 16(a), (b), (d), (e) or (f) or Section 7, the Escrow Agent shall release the Deposit to Buyer, and neither Seller nor Buyer shall have any further liability hereunder or, if Buyer would otherwise have been able to terminate this Agreement pursuant to Section 16(b) or (f), in lieu of terminating the Agreement, Buyer shall have the right to seek specific performance and shall be entitled to the return of the Deposit pending the outcome of such claim unless Seller is contemporaneously pursuing a claim against Buyer for termination pursuant to Section 16(c), in which case Escrow Agent shall continue to hold the Deposit pending the final resolution of such claim. Any interest earned on the Deposit shall be payable by the Escrow Agent to the party to whom the Deposit is payable.

          (d) Other than as expressly set forth in this Section 3, Section 16 or
Section 7 hereof, the Deposit shall be non-refundable to Buyer; provided, however, Buyer shall have the right to deliver to Seller a written notice (the "Termination Notice") of its termination of this Agreement for any reason or no reason not later than 5:00 p.m. Eastern Standard Time on October 6, 1999. In such event, this Agreement shall terminate upon receipt by Seller of the Termination Notice, neither party hereto shall have any further obligations hereunder (other than those which expressly survive the termination of this Agreement) and Escrow Agent shall promptly release the Deposit (plus any interest earned thereon) to Buyer. Time shall be of the essence with respect to delivery by Buyer to Seller of the Termination Notice within the time frame set forth in this Section 3(d); should Buyer not so timely deliver the Termination Notice, then Buyer's right to deliver a Termination Notice shall be null and void and, except as expressly set forth in this Agreement, Buyer shall have no further right to terminate this Agreement and the Deposit shall be non-refundable.

          (e) Buyer acknowledges and agrees that any potential Lease between the Property Owning Partnership and either of National Retail Tenant or Gourmet Food Store (as referred to in Seller's Offering Memorandum, a copy of which has been delivered to Buyer) or with respect to the former Ottomanelli space or the former Colours space was not, and shall not be, taken into account in determining or adjusting the Purchase Price whether or not such Leases are entered into and the failure of Seller to enter into any of such Leases shall not give rise to any right of Buyer to terminate this Agreement.

          (f) The parties hereto hereby acknowledge and agree that the value of the fixtures, furniture, equipment and other personalty included in the transactions contemplated by this Agreement is de minimis and no part of the Purchase Price is allocable thereto.

4.        Closing.
          -------

          The closing of the transactions contemplated herein (the "Closing") shall take place at the offices of Battle Fowler LLP, 75 East 55th Street, New York, NY 10022 (or, if different, the location in New York, New York designated by the lender in respect of the New Indebtedness) on or prior to October 27, 1999 at 10:00 AM or such other date and place as the parties hereto shall mutually agree (the "Closing Date"); provided, however, that each of the Seller and Buyer shall have a one time right to adjourn the Closing and extend the Closing Date upon written notice from one party to the other prior to October 11, 1999 (time being of the essence with respect to the giving of such notice) to a date not earlier than 16 days after the date of receipt by Buyer or Seller, as applicable of such notice and not later than November 11, 1999 (the actual date of such adjournment is herein referred to as the "First Adjourned Date"), time being of the essence with respect to the consummation of the transactions on the First Adjourned Date; provided, that the party which has not exercised its adjournment right may still exercise its one-time right to adjourn the Closing Date if its notice is delivered at least 16 days before the First Adjourned Date and the further adjourned date is no later than November 11, 1999; provided further, that (i) Buyer shall have the further right to adjourn the Closing and extend the Closing Date, upon written notice from Buyer to Seller prior to the date that is 16 days prior to the First Adjourned Date, and the making of an additional deposit of $18 million (the "Additional Deposit") with the Escrow Agent on such date, (time being of the essence with respect to the giving of such notice and the making of such Additional Deposit) to a date not earlier than 16 days after the date of receipt by Seller of such notice and not later than November 29,1999, time being of the essence with respect to the consummation of the transactions on such date and (ii) if Seller has given written notice to Buyer prior to October 6, 1999 that Seller has not received clearance from the Securities and Exchange Commission with respect to Seller's Information Statement on Schedule 14(c), Seller shall have the right to adjourn the Closing and extend the Closing Date to a date not later than December 10, 1999, time being of the essence with respect to the consummation of the transactions on such date. The consummation of the transactions contemplated by this Agreement cannot be extended past December 10, 1999 unless mutually agreed to by Buyer and Seller in writing. The disposition of the Additional Deposit shall be governed by the terms of Section 3 hereof and the Escrow Agreement, as if the Additional Deposit were part of the Deposit on the date hereof.


5.       Conditions to Buyer's Obligation to Close.
         -----------------------------------------

          The obligations of the Buyer to acquire the Purchased Assets on the Closing Date shall be subject to the satisfaction or waiver in writing of the following conditions precedent on and as of the Closing Date:

          (a) All of the covenants to be performed by Seller Entities contained in this Agreement shall have been performed in all material respects on or before Closing;

          (b) Subject to Section 7 below, the Property shall be in substantially the same condition as on the date hereof, ordinary wear and tear excepted;

          (c) The representations and warranties of the Seller Entities contained herein shall be true and correct in all material respects on and as of the Closing Date, as though they had been made on and as of the Closing Date (except to the extent that they expressly relate to an earlier date) or, if not, any variances or deviations from said representations and warranties shall not have a Material Adverse Effect on the transactions contemplated by this Agreement or the Property, the Purchased Assets, the Property Owning Partnership, the Lower Tier LP or the LLC;

          (d) At Closing, Seller shall deliver, or shall cause to be delivered, to Buyer the following items:

              (i) An executed Assignment and Assumption of Class 237 Interests substantially in the form of Exhibit B annexed hereto;

              (ii) An executed Assignment and Assumption of 237 GP Interest substantially in the form of Exhibit C annexed hereto;

              (iii) The LLC Agreement, executed by Metropolis, in the form of Exhibit D annexed hereto;

              (iv) Provided that Buyer has executed and delivered the LLC Agreement on or prior to the Closing Date, evidence of Buyer's admission as a member of the LLC;

              (v) Originals, if available, or otherwise copies of all Contracts listed in Section 8(f) of the Disclosure Schedule;

              (vi) Any and all material business records (including copies of all tax returns and financial statements of Metropolis, the Property Owning Partnership, 237 GP Corp. (if any) and Lower Tier LP (if any), as-built plans, engineering and architectural drawings, certificates of occupancy, licenses and permits, rents rolls and copies of all Leases) related to the Purchased Assets and the Property in the Seller Entities' possession (or in the possession of the Property Manager) not previously provided;

              (vii) Certified copies of resolutions of the board of directors of Metropolis and 237 GP Corp. authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated herein;

              (viii) An opinion of Seller's counsel, dated as of the Closing Date, substantially in the form of Exhibit E hereto;

              (ix) Evidence of receipt of all consents listed in Section 8(e) of the Disclosure Schedule;

              (x) Evidence of the termination of that certain Property Management Agreement (with respect to the Property), dated as of October 10, 1996, between the Property Owning Partnership and Tishman Speyer Properties, L.P. (the "Property Manager") together with a release of any liens such Property Manager may have against the Property;

              (xi) Evidence of either (a) the transfer and assignment of the Chase Indebtedness encumbering the Property, or (b) the satisfaction and release of the Chase Indebtedness and, in either case, documentation evidencing the removal of any cross collateralization and/or cross default provisions affecting the Property;

              (xii) An estoppel certificate from each office tenant, substantially in the form attached as Exhibit F hereto (provided, however, that this condition shall be deemed by the parties hereto to be satisfied if Seller delivers an estoppel in the form and to the extent required by each such office tenant's lease agreement);

              (xiii) An executed FIRPTA affidavit from each of Metropolis and 237 GP Corp.;

              (xiv)     Evidence of the escrow of the amount required to pay any
                        disputed  amounts  under  contracts   described  in  the
                        penultimate sentence of Section 8(f);

              (xv) Evidence of the transfer to Buyer or its designee of accounts and or amounts with respect to tenant security deposits, tenant escrows (if any) and similar items required to be held or reserved pursuant to the Leases (to the extent actually collected);

              (xvi) Executed voting agreements from approximately 70% of the shareholders of Metropolis and evidence reasonably satisfactory to Buyer that the affirmative vote of the requisite holders of Metropolis common stock, par value $10.00 per share, has been received to approve the consummation of the transactions contemplated hereby;

              (xvii) A bringdown certificate reaffirming the representations and warranties contained in Section 8 herein as of the Closing Date; and

              (xviii) Such other documents and instruments as are required by this Agreement to effectuate the sale of the Purchased Assets or as may be reasonably required by Buyer's lender.

          (e) Notwithstanding anything to the contrary contained in this Agreement, if (i) Buyer becomes aware prior to Closing of any breach of any representation or warranty of Seller and (ii) the Damages incident to such breach are reasonably estimated to be less than $1 million, Buyer (1) shall notify Seller in writing thereof (such notice to include a description of such breach), (2) shall, nonetheless, consummate the transactions contemplated by this Agreement and not be permitted to terminate this Agreement by reason of such breach pursuant to

Section 16(b) hereof and (3) may make a claim against Seller with respect to such Damages under Section 15 hereof, it being understood and agreed that such claim may be made without regard to the Deductible or the Cap. Notwithstanding anything to the contrary contained in this Agreement, if (i) Buyer becomes aware prior to Closing of any breach of any representation or warranty of Seller and
(ii) the Damages incident to such breach are reasonably estimated to be equal to or greater than $1 million and less than $7 million, Buyer shall notify Seller in writing thereof (such notice to include a description of such breach), and Buyer may either (1) consummate the transactions contemplated by this Agreement or (2) terminate this Agreement by reason of such breach pursuant to Section 16(b) hereof; it being understood and agreed that if Buyer determines to consummate the transactions contemplated by this Agreement, Buyer may make a claim against Seller with respect to such Damages under Section 15 hereof, it being understood and agreed that such claim may be made without regard to the Deductible or the Cap. Notwithstanding anything to the contrary contained in this Agreement, if (i) Buyer becomes aware prior to Closing of any breach of any representation or warranty of Seller and (ii) the Damages incident to such breach are reasonably estimated to be greater than or equal to $7 million, Buyer shall notify Seller in writing thereof (such notice to include a detailed description of such breach) and Buyer may either (1) consummate the transactions contemplated by this Agreement or (2) terminate this Agreement by reason of such breach pursuant to Section 16(b) hereof; provided, that if Buyer consummates the transactions contemplated by this Agreement, it shall not be permitted to make a claim against Seller with respect to such Damages under Section 15 hereof with respect to such breach and Buyer shall be deemed to have waived the breach of such representation or warranty. Notwithstanding anything to the contrary contained in this Agreement, if Buyer executes this Agreement with actual knowledge of a breach of any representation or warranty of Seller, Buyer shall not be permitted to (i) terminate this Agreement pursuant to Section 16(b) hereof on account of such breach, or (ii) make a claim against Seller with respect to Damages arising from such breach under Section 15 hereof, it being understood and agreed that mere delivery of due diligence materials by Seller to Buyer shall not constitute actual knowledge of Buyer as to the contents of such materials.

          (f) With respect to all of the tenants of the Property, Seller will use commercially reasonable efforts to assist Buyer in obtaining subordination, non-disturbance and attornment agreements (it being understood and agreed that delivery of any such agreements shall not be a condition to the consummation of the transactions contemplated by this Agreement). With respect to retail tenants, Seller shall use commercially reasonable efforts to deliver, or cause to be delivered, to Buyer an estoppel certificate in the form annexed hereto as Exhibit F from each of such retail tenants (it being understood and agreed that delivery of estoppel certificates from such retail tenants shall not be a condition to Closing).

6.        Conditions to Seller's Obligation to Close.
          ------------------------------------------

          The obligations of the Seller to sell the Purchased Assets on the Closing Date shall be subject to the satisfaction or waiver in writing of the following conditions precedent on and as of the Closing Date (which conditions shall be deemed waived unless this Agreement is terminated by written notice by the terminating party to the other party prior to the Closing Date):

          (a) At Closing, Buyer shall deliver or cause to be delivered to Seller the following items:

              (i) Certified copies of resolutions of Buyer's sole member authorizing the execution of this Agreement and the consummation of the transactions contemplated herein;

              (ii) The balance of the Purchase Price and such other payments provided for herein by wire transfer of immediately available funds to an account or accounts to be designated by Seller prior to the Closing;

              (iii) The LLC Agreement, executed by Buyer, substantially in the form of Exhibit C annexed hereto;

              (iv) An opinion of Buyer's counsel dated as of the Closing Date, substantially in the form of Exhibit G hereto;

              (v) Such other executed documents and instruments as are required by this Agreement from the Buyer to consummate the transactions contemplated herein; and

              (vi) a bringdown certificate reaffirming the representations and warranties contained in Section 9 herein as of the Closing Date.


          (b) The representations and warranties of Buyer contained herein shall be true and correct in all material respects on and as of the Closing Date, as though they had been made on and as of the Closing Date (except to the extent that they expressly relate to an earlier date), or, if not, any variances or deviations from said representations and warranties shall not have a Material Adverse Effect on the transactions contemplated by this Agreement.

          (c) Notwithstanding anything to the contrary contained in this Agreement, if (i) Seller becomes aware prior to Closing of any breach of any representation or warranty of Buyer and (ii) the Damages incident to such breach are reasonably estimated to be less than $1 million, Seller (1) shall notify Buyer in writing thereof (such notice to include a description of such breach),
(2) shall nonetheless, consummate the transactions contemplated by this Agreement and not be permitted to terminate this Agreement by reason of such breach pursuant to Section 16(c) hereof and (3) may make a claim against Buyer with respect to such Damages under Section 15 hereof, it being understood and agreed that such claim may be made without regard to the Deductible or the Cap. Notwithstanding anything to the contrary contained in this Agreement, if (i)
Seller becomes aware prior to Closing of any breach of any representation or warranty of Buyer and (ii) the Damages incident to such breach are reasonably estimated to be equal to or greater than $1 million and less than $7 million, Seller shall notify Buyer in writing thereof (such notice to include a description of such breach), and Seller may either (1) consummate the transactions contemplated by this Agreement or (2) terminate this Agreement by reason of such breach pursuant to Section 16(c) hereof; it being understood and agreed that if Seller determines to consummate the transactions contemplated by this Agreement, Seller may make a claim against Buyer with respect to such Damages under Section 15 hereof, it being understood and agreed that such claim may be made without regard to the Deductible or the Cap. Notwithstanding anything to the contrary contained in this Agreement, if (i) Seller becomes aware prior to Closing of any breach of any representation or warranty of Buyer and (ii) the Damages incident to such breach are reasonably estimated to be greater (c)than or equal to $7 million, Seller shall notify Buyer in writing thereof (such notice to include a detailed description of such breach) and Seller may either (1) consummate the transactions contemplated by this Agreement or (2) terminate this Agreement by reason of such breach pursuant to Section 16(c) hereof; provided, that if Seller consummates the transactions contemplated by this Agreement, it shall not be permitted to make a claim against Buyer with respect to such Damages under Section 15 hereof with respect to such breach and Seller shall be deemed to have waived the breach of such representation or warranty. Notwithstanding anything to the contrary contained in this Agreement, if Seller executes this Agreement with actual knowledge of a breach of any representation or warranty of Buyer, it shall not be permitted to (i) terminate this Agreement pursuant to Section 16(c) hereof on account of such breach, or
(ii) make a claim against Buyer with respect to Damages arising from such breach under Section 15 hereof.

7.        Risk of Loss.
          ------------

          The risk of material loss or damage to the Property by fire or other casualty or by taking by eminent domain prior to the Closing, shall be assumed by the Seller Entities and, upon the happening of such event, Buyer shall have the right to (i) terminate this Agreement without further liability hereunder in which case the Deposit shall be returned to Buyer or (ii) complete this purchase and receive the insurance monies collectible by the Seller Entities for such loss or damage or the award for such taking by eminent domain and, in connection therewith, Buyer shall be responsible for any insurance deductible associated therewith; provided, however, that Buyer shall not be entitled to terminate this Agreement if the amount of the loss or damage to the Property is less than 7.5% of the Purchase Price or if such casualty or condemnation results in the termination of Leases aggregating less than 110,000 square feet of office space at the Property; provided that in such event, Buyer shall elect either to (i) proceed to close the transactions contemplated by this Agreement with a credit against the Purchase Price in the total amount of any awards, insurance proceeds or other proceeds received by Seller on or before the Closing Date with respect to any such taking, fire or other casualty (as applicable), and at Closing Seller shall assign to Buyer all of Seller's right to any and all awards, insurance proceeds or other proceeds, including rental interruption insurance, paid or payable thereafter by reason of any taking, fire or other casualty (as applicable), or (ii) require Seller to promptly repair and restore the same at Seller's own expense to a condition substantially the same as existed prior to such casualty, and the Closing Date shall be postponed for a reasonable period of time (in no event to exceed ninety (90) days after the casualty) necessary for the substantial completion of repairs and restoration); provided, however, that if Seller shall be diligently pursuing but not have completed such repair and restoration within six (6) months from the date of the casualty, then Buyer shall have the right, upon notice in writing to Seller delivered within ten (10) days following the expiration of such six (6) month period, to terminate this Agreement, and thereupon the parties shall be released and discharged from any further obligations to each other, this Agreement shall become null and void, and the Deposit shall be refunded to Buyer.

          This Section 7 shall constitute an express provision to the contrary within the meaning of Section 5-1311 of The General Obligations Law.


8.        Representations and Warranties of Seller.
          ----------------------------------------

          Seller represents and warrants to Buyer as follows:

          (a) Metropolis is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland and has full power and authority to carry on its current business and to own, use and sell its assets and properties.

          (b) 237 GP Corp. is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and has qualified to do business and is in good standing in the State of New York, and has full power and authority to carry on its current business and to own, use and sell its assets and properties.

          (c) Lower Tier LP is limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has qualified to do business and is in good standing in the State of New York, and has full power and authority to carry on its current business and to own, use and sell its assets and properties.

          (d) The Property Owning Partnership is limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has qualified to do business and is in good standing in the State of New York, and has full power and authority to carry on its current business and to own, use and sell its assets and properties.

          (e) Seller has full power and authority and all necessary approvals to enter into this Agreement (subject, as of the date of execution of this Agreement, but not as of the Closing Date, to the affirmative vote of its stockholders approving the consummation of the transactions contemplated hereby). The execution and delivery of this Agreement and the transactions contemplated hereby do not and will not violate any provision of any agreement, document, or instrument affecting the Property or the Purchased Assets to which Seller or any other Seller Entity is a party or by which Seller, any other Seller Entity, the Purchased Assets or the Property is bound, except as otherwise set forth in this Agreement or in Section 8(e) of the Disclosure Schedule and except for such violations as would not have a Material Adverse Effect. None of the Seller Entities has made any other agreements with any other party with respect to the Purchased Assets or the Property which would have a Material Adverse Effect. Except as set forth in
                  Section 8(e) of the Disclosure Schedule, the Purchased Assets are owned by Seller free and clear of any lien or encumbrance and are assignable and transferable without the consent of any third party.

          (f) Section 8(f) of the Disclosure Schedule sets forth a list of Contracts and commitments related to the Purchased Assets and the Property and requiring annual expenditures in excess of $2,500. Except as set forth in Section 8(f) of the Disclosure Schedule, to the Seller Entities' knowledge, each material contract or agreement, commitment and instrument to which any Seller Entity is a party or by which any Seller Entity is bound is in full force and effect, and neither Seller nor any other Seller Entity has received or delivered written notice that it or any other party is in breach of, or default under, any such contract, agreement, commitment or instrument, and, to Seller's knowledge, no event has occurred that with notice or passage of time or both would constitute such a breach or default thereunder by any Seller Entity, or to the knowledge of Seller, any other party thereto, except for such failures to be in full force and effect and such breaches and defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All amounts required to be paid under such Contracts have been paid by Seller other than amounts described in Section 8(f) of the Disclosure Schedule, which are, in good faith, currently in dispute and which, if determined adversely to Seller, would not reasonably be expected to result in a lien on the Property. True and correct copies of such Contracts have been delivered to Buyer.

          (g) Except as set forth in Section 8(g) of the Disclosure Schedule, there is no litigation, proceeding, suit, action, controversy, or claim existing, pending, or, to the Seller Entities' knowledge, threatened in writing against Seller or any other Seller Entity which would have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement, the Seller Entities, the LLC, the Purchased Assets or the Property. At or prior to the Closing, Seller and the other Seller Entities will have complied in all material respects with all laws, regulations, and ordinances applicable to the transfer of the Purchased Assets and the Property. There are no judgments existing, whether or not filed, against Seller, any other Seller Entity or the Property which might affect the Purchased Assets, the Property or Lower Tier LP, except as set forth on Section 8(g) of the Disclosure Schedule.

          (h)     Except  as  set  forth  in  Section  8(h)  of  the  Disclosure
                  Schedule, neither Seller nor any other Seller Entity has received written notice of any violations of any laws, ordinances, regulations, rules or orders issued by any federal, state, or local governmental authority.

          (i) Except as set forth in Section 8(i) of the Disclosure Schedule, there are no options to purchase, rights of first refusal or other similar agreements with respect to the Purchased Assets or the Property or the Lower Tier LP
                  Interests which give any other person the right to purchase the Purchased Assets, the Property or the Lower Tier LP Interests or, in each case, any part thereof.

          (j) Neither Metropolis nor any other Seller Entity has any employees. The Property is managed by the Property Manager on behalf of the Property Owning Partnership. Seller has provided Buyer with a true and correct list of all union employees of Property Manager relating to the Property.

          (k)     Metropolis is the sole stockholder of 237 GP Corp.

          (l) Metropolis is the sole general partner of Lower Tier LP and holds a 95% interest as the general partner therein. 237/1290 Upper Tier Associates, L.P., a Delaware limited partnership ("Upper Tier LP"), is the sole limited partner of Lower Tier LP and holds a 5% interest as the limited partner therein. Except as set forth in Section 8(l) of the Disclosure Schedule, as of the date hereof, there are no outstanding options, warrants, calls, subscriptions or other securities or rights to purchase interests as a general partner or interests as a limited partner in Lower Tier LP or securities convertible into or exchangeable for interests as a general partner or interests as a limited partner in Lower Tier LP. There are no unfunded capital contribution obligations to either Upper Tier LP or Lower Tier LP.

          (m) 237 GP Corp. is the sole general partner of the Property Owning Partnership and holds a 1% interest as general partner therein. The sole limited partner of the Property Owning Partnership is Lower Tier LP which holds the remaining 99% interest as limited partner therein. Except as set forth in
                  Section 8(m) of the Disclosure Schedule, as of the date hereof, there are no outstanding options, warrants, calls, subscriptions or other securities or rights to purchase interests as a general partner or interests as a limited partner in the Property Owning Partnership or securities convertible into or exchangeable for interests as a general partner or interests as a limited partner in the Property Owning Partnership.

                  There are no unfunded capital contribution obligations to the Property Owning Partnership.

          (n) The Property Owning Partnership has good and marketable fee simple title to the Property free and clear of all liens and encumbrances, except as set forth in Section 8(n) of the Disclosure Schedule.

          (o) Seller has delivered to Buyer a survey of the Property, dated December 7, 1982 and re-certified December 13, 1996 to Chicago Title Company.

          (p) Except as set forth on Section 8(p) of the Disclosure Schedule, there are no taxes outstanding against the Property, other than those for which adjustment in the Purchase Price are to be made.

          (q) None of the Seller Entities is a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations).

          (r) The Seller Entities have filed all federal, state, county and local tax returns required to be filed by them and have paid all taxes, interest and penalties that have become due and payable by each such entity, as applicable. There is no tax deficiency or penalty owing with respect to the Property or the Property Owning Partnership or Lower Tier LP.

          (s) Except as set forth in Section 8(s) of the Disclosure Schedule, none of the Seller Entities has any knowledge of, nor have the Seller Entities received any written notice of, any special taxes or assessments relating to the Property or any part thereof or any planned public improvements that may result in a special tax or assessment against the Property which is not of public record.

          (t) Metropolis has made available to Buyer copies of each registration statement, report, proxy statement, information statement or schedule filed with the SEC by Metropolis or its predecessor since October 10, 1996 (the "Seller SEC Documents"). As of their respective dates, with respect to statements, financial data and all other disclosure directly related to the Property, Lower Tier LP, the Property Owning Partnership or 237 GP Corp., the Seller SEC Documents complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the applicable rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder, and, with respect to statements, financial data and all other disclosure directly related to the Property, Lower Tier LP, the Property Owning Partnership or 237 GP Corp., none of such Seller SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (u) To Seller Entities' knowledge, except as set forth in Section 8(u)(i) of the Disclosure Schedule, (i) the Property and the current use and operation thereof do not violate any material federal, state, municipal and other governmental statutes, ordinances, by-laws, rules, regulations or any other legal requirements, including, without limitation, those relating to construction, occupancy, zoning, subdivision, land use, adequacy of parking, occupational health and safety and fire safety applicable thereto except where any such violation would not have a Material Adverse Effect; and (ii) the Property Owning Partnership holds, and there are presently in effect, all licenses, permits and other authorizations necessary for the current use, occupancy and operation thereof, except for such licenses, permits and other authorizations the failure to have which would not have a Material Adverse Effect. Except as set forth in Section 8(u)(ii) of the Disclosure Schedule, no Seller Entity has
                  received written notice of any threatened request, application, proceeding, plan, study or effort which would have a Material Adverse Effect on the current use or zoning of the Property or which would materially adversely modify or realign any adjacent street or highway.

          (v) Except as set forth in Section 8(v) of the Disclosure Schedule or as described in any environmental report delivered to Buyer, to Seller's knowledge, the Property Owning Partnership has not stored or disposed of (or engaged in the business of storing or disposing of) or released or caused the release of any Hazardous Materials on the Property, or any portion thereof, the removal of which is required or the maintenance of which is prohibited or penalized by any Environmental Law, and, to Seller's knowledge, except as described in any environmental report delivered to Buyer, the Property is free from any such Hazardous Materials, except any such materials maintained in the ordinary course of business in accordance with applicable law.

          (w) Except as otherwise expressly provided in this Agreement or any documents to be delivered to Buyer at the Closing and subject to Section 13(a) hereof, Seller disclaims the making of any representations or warranties, express or implied, whether made by Seller, on Seller's behalf or otherwise, by any agent, broker or realtor, officer, director or representative of Seller, including, without limitation, representations or warranties with respect to the physical condition of the Property, title to or the boundaries of the Property, pest control matters, soil conditions, the presence, existence or absence of Hazardous Materials or other environmental matters, compliance with building, health, safety, land use and zoning laws, regulations and orders, structural and other engineering characteristics, traffic patterns, market data, economic conditions or projections, and any other information pertaining to the Property or the market and physical environments in which it is located.

          (x) Except as described in Section 8(x) of the Disclosure Schedule, neither the Seller Entities nor the Property Manager are a party to any union, labor or collective bargaining agreements or other employment agreements affecting the Property.

          (y) Except as set forth in Section 8(y) of the Disclosure Schedule, neither Lower Tier LP nor the Property Owning Partnership has any indebtedness (other than trade payables in the ordinary course of business): (i) for borrowed money or for the deferred purchase price of property, (ii) evidenced by a note, bond, debenture or similar instrument (other than the Chase Indebtedness), (iii) secured by a lien on any property owned by such party (other than the Chase Indebtedness) (whether or not such indebtedness has been assumed) except obligations for impositions which are not yet due and payable, or (iv) in the nature of a direct or indirect guarantee of any indebtedness or other obligation of any other person in any manner. Metropolis has no indebtedness of the type described in the preceding sentence which is secured, in whole or in part, by the Purchased Assets or the Property.

          (z) Seller represents and warrants that Section 8(z) of the Disclosure Schedule sets forth a true and correct list of all pending tax certiorari proceedings filed by Seller with respect to the Property and the name of the attorney representing Seller in connection therewith.

          (aa) Seller represents and warrants that it has not sold, assigned, transferred, encumbered or otherwise conveyed any air rights or future development rights, if any, with respect to the Property. To Seller's knowledge (without any independent investigation, except as required by the definition of "knowledge" herein) no other person or entity has sold, assigned, transferred, encumbered or otherwise conveyed any air rights or future development rights, if any, with respect to the Property. Notwithstanding anything to the contrary contained in this Agreement, Seller is not making any representation or warranty regarding the existence or non-existence of any air rights, future development rights or other zoning matters with respect to the Property, nor shall the non-existence thereof give Buyer any right to terminate this Agreement, except in connection with a breach by Seller of the representation and warranty set forth in this Section 8(aa) or Seller's covenant in Section 10(e).

          (bb) Section 8(bb)(1) of the Disclosure Schedule sets forth a list of all Leases affecting the Property. Seller represents and warrants that it has delivered to Buyer true and correct copies of all such Leases and that no person has any right to occupy the Property except pursuant to such Leases. Seller represents and warrants that, except as set forth in Section 8(bb)(2) of the Disclosure Schedule, (i) there are no outstanding tenant improvement allowances payable to any tenant pursuant to any Lease, (ii) no rent under any Lease has been paid more than one (1) month in advance, (iii) Seller has not received written notice of any landlord default or lease termination under any Lease, (iv) Seller has not sent written notice of any default or termination under any Lease to any tenant, (v) there are no unpaid leasing commissions under any Lease and (vi) there are no rent abatements under any Lease.

          (cc) Seller has delivered to Buyer true and correct copies of the organizational documents of each of the Seller Entities, together with all amendments and supplements thereto, and, except as set forth in Section 8(cc) of the Disclosure Schedule, such documents have not been amended or modified as of the date hereof.

          (dd) Seller represents and warrants that all personalty necessary for the use, maintenance and operation of the Property is owned by the Seller Entities free and clear of any liens or encumbrances.

          (ee) Seller represents and warrants that (i) Section 8(cc) of the Disclosure Schedule sets forth a true and complete list of all agreements relating to the arrangements between any of the Seller Entities and JMB or its affiliates (the "JMB Agreements") and (ii) Seller has delivered to Buyer true and correct copies of all such agreements.

9.        Representations and Warranties of Buyer.
          ---------------------------------------

          Buyer hereby represents and warrants to Seller as follows:

          (a) Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to carry on its current business and to own, use and sell its assets and properties.

          (b) Buyer has full power and authority and all necessary approvals to enter into this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will have been duly authorized by Buyer's sole member. The execution and delivery of this Agreement and the transactions contemplated hereby do not and will not (i) violate any provision of any agreement, document, or instrument to which Buyer is a party or by which Buyer is bound, except as otherwise set forth in this Agreement, or
                  (ii) violate any provision of the organizational documents of Buyer. Buyer has made no other agreements with any other party with respect to the Purchased Assets or the Property which would have a Material Adverse Effect.

          (c) Except as set forth in Section 9(c) of the Disclosure Schedule, there is no litigation, proceeding, suit, action, controversy, or claim existing, pending, or, to the best of Buyer's knowledge, threatened against Buyer which might affect the Purchased Assets or the Property or the transfer thereof to Buyer, and there is no basis known to Buyer for any such litigation, proceeding, suit, action, controversy, or claim. At Closing, Buyer will have complied with all laws, regulations, and ordinances applicable to the transfer of the Purchased Assets and the Property. At the date hereof and at Closing there will be no judgments or liens existing, whether or not filed, against Buyer which would have a Material Adverse Effect on the Purchased Assets, except as herein set forth.

          (d) Buyer is not a foreign entity, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and income tax regulations).

          (e) Buyer has or shall have at the Closing sufficient cash, available lines of credit or other sources of immediately available funds to enable it to make payment of the Purchase Price and any other amounts paid by it to hereunder.

          (f) Except as otherwise expressly provided in this Agreement or any documents to be delivered to Buyer at the Closing, Buyer disclaims the making of any representations or warranties, express or implied, whether made by Buyer, on Buyer's behalf or otherwise.


10.       Covenants of Seller.
          --------------------

          (a)     Closing Status. As of the Closing Date,

                  (i) The LLC shall not have issued any interests other than the Class 237 Interests and the Class 1290 Interests. There shall be no outstanding options, warrants, calls, subscriptions or other securities or rights to purchase any Class 237 Interests or securities convertible into or exchangeable for Class 237 Interests. As of the Closing Date, all of the issued and outstanding Class 237 Interests shall be duly authorized and validly issued, fully paid, non-assessable and free of preemptive rights with respect thereto;

                  (ii) The LLC shall be a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and shall have full power and authority to carry on its business and to own, use and sell its assets and properties;

                  (iii) Metropolis shall be the sole and managing member of the LLC and shall hold a 100% interest as the sole member therein including all of the Class 237 Interests free and clear of all liens and encumbrances other than such liens and encumbrances resulting from the consummation of the transactions contemplated by this Agreement in favor of Buyer, if any; and

                  (iv) The LLC shall be the sole general partner of Lower Tier LP and shall hold a 95% interest as the general partner therein free and clear of all liens and encumbrances other than such liens and encumbrances resulting from the consummation of the transactions contemplated by this Agreement in favor of Buyer, if any. There shall be no outstanding options, warrants, calls, subscriptions or other securities or rights to purchase any of the LLC's interest in Lower Tier LP or securities convertible into or exchangeable for interests in Lower Tier LP.

                  (v) Lower Tier LP shall be the sole limited partner of the Property Owning Partnership and shall hold a 99% interest as the limited partner therein free and clear of all liens and encumbrances other than such liens and encumbrances resulting from the consummation of the transactions contemplated by this Agreement in favor of Buyer, if any.

          (b) Conduct of Business Prior to Closing. Seller covenants that from and after the date hereof and until the consummation of the Closing or the earlier termination of this Agreement in accordance with its terms, unless otherwise agreed in writing by Buyer:

                  (i) Seller shall cause the Property Owning Partnership to continue maintenance, operation, management and marketing of the Property in the ordinary course of business consistent with past practice.

                  (ii) Seller shall not, and shall cause the other Seller Entities not to, engage in any sale or enter into any transaction, contract or commitment, or incur any liability or obligation including any indebtedness of the type set forth in Section 8(y), other than in the ordinary course of business.

                  (iii) Seller shall not, and shall cause the other Seller Entities not to, enter into any new contract which provides for the expenditure of more than $2,500 per year for goods or services, or any lease or agreement (including the leases described in Section 10(b)(iii) of the Disclosure Schedule) regarding the Property or the Purchased Assets unless such contract, lease or agreement shall not be binding upon the Property Owning Partnership or the Property or shall be terminable upon written notice from Buyer or the Property Owning Partnership without payment of any fee, premium or penalty, in each case without the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed).

                  (iv) Seller shall not, and shall cause the other Seller Entities not to, terminate or amend any existing Lease or accept the surrender of any existing Lease regarding the Property.

                  (v) Seller and the Lower Tier LP shall cause the Property Owning Partnership to carry and continue in force through the Closing Date current levels of fire and extended coverage insurance, as well as theft, liability and other current insurance coverage, it being agreed that in the event of a casualty prior to the Closing Date, the rights and liabilities of the parties shall be determined in accordance with Section 7 hereof.

                  (vi) Seller shall not, and shall cause the other Seller Entities not to, amend, modify or terminate any Contract which provides for the expenditure of more than $2,500 per year for goods or services without Buyer's consent (which consent (i) shall not be unreasonably withheld or delayed and (ii) shall not be required if such amendment, modification or termination would not be binding upon the Buyer or the Property Owning Partnership after Closing or if such amendment, modification or termination does not significantly increase the economic obligations of Seller, Buyer or the Property Owning Partnership).

                  (vii) Seller shall not, and shall cause the other Seller Entities not to, amend, modify or restate the Partnership Agreement or the Property Owning Partnership Agreement without the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed); provided, however, that the Seller Entities may amend, modify or restate such agreements to the extent required to consummate the transactions contemplated hereby.

                  (viii) Seller  shall not sell or permit the sale of all or any portion of the Property (including, without limitation, any personal property, improvements or fixtures).

          (c) Notwithstanding the foregoing Sections 10(a) and 10(b), Seller may consummate the leasing transactions described in the footnotes of Section 3 of the Disclosure Schedule and make the capital expenditures described in the footnotes of Section 3 the Disclosure Schedule, in each case upon the prior written consent of Buyer (which consent shall not be unreasonably withheld or delayed).

          (d) Seller shall, and shall cause the Seller Entities to, use commercially reasonable efforts to cooperate with Buyer in connection with obtaining the New Indebtedness, which cooperation shall include, (i) assisting with any required amendments or modifications to the existing loan documents for the Chase Indebtedness and/or the organizational documents of the Seller Entities as may be reasonably requested by Buyer's lender to the extent permitted under the JMB Agreements, (ii) to the extent not previously distributed to Buyer or its representatives, providing Buyer's lender with any information regarding the Seller Entities and the Property in their possession (or which can be reasonably obtained by them without undue cost) which can be disclosed without violating any applicable law or breaching any applicable confidentiality agreement (including financial statements) that, in the reasonable opinion of such lender, is necessary or desirable,
                  (iii) forming limited liability companies that are directly or indirectly wholly owned by the Property Owning Partnership to own the Property, (iv) amending, to the extent permitted under the JMB Agreements, the Property Owning Partnership Agreement, and (v) assisting Buyer in obtaining the items reasonably required by its lender as a condition to closing the New Indebtedness, including tenant estoppel certificates, subordination, non-disturbance and attornment agreements, title insurance, insurance certificates, third-party reports and other customary closing deliveries; provided, that; (x) Buyer shall reimburse Seller for its out-of-pocket costs incurred in connection with such cooperation and (y) the failure to accomplish any of the foregoing shall not give rise to an independent right in favor of Buyer to terminate this Agreement.

          (e) After the date hereof and prior to the Closing Date, Seller covenants that it will not sell, assign, transfer or otherwise convey any air rights or future development rights, if any, with respect to the Property. Notwithstanding anything to the contrary contained in this Agreement, Seller is not making any representation or warranty regarding the existence or non-existence of any air rights, future development rights or other zoning matters with respect to the Property, nor shall the non-existence thereof give Buyer any right to terminate this Agreement, except to the extent Seller has breached its representation and warranty contained in Section 8(aa) hereof or its covenant contained in Section 10(e) hereof.

          (f) From and after the date hereof, Buyer and its representatives may contact JMB/NYC Office Building Associates, L.P. ("JMB") and its representatives for purposes of discussing the transactions contemplated hereby and a restructuring of JMB's interest in 237/1290 Upper Tier Limited Partnership, L.P.; provided, that no such contact or discussions shall occur unless, in each instance, Seller or its representatives are present and permitted to participate in such discussions or give their consent in writing to Buyer proceeding without such presence. Seller agrees to cooperate with reasonable requests of Buyer with respect to scheduling such contacts and meetings, the negotiations regarding such restructuring, and, if Buyer, Seller and JMB agree to restructure the transactions contemplated hereby and/or the timing thereof, Seller agrees to cooperate in the implementation of such restructuring. Notwithstanding anything to the contrary contained in this Agreement, Seller shall not be required to take any action reasonably determined by Seller to adversely affect any of the Seller Entities, the Purchased Assets or the Property.

          (g) Seller shall not, and shall not permit the Property Owning Partnership or the Lower Tier LP to, make any distribution of funds or otherwise declare any dividend or payment, with respect to any income (including insurance and loss proceeds of any kind) received by the Property Owning Partnership or the Lower Tier LP relating to any extraordinary event such as a casualty, condemnation, lease termination, litigation, financing or refinancing (other that the New Indebtedness) or any other non-recurring or capital event; it being understood and agreed that (i) any escrows related to the Chase Indebtedness released by Chase, (ii) the Warburg Pincus Amount, (iii) the Mizrahi Amount and (iv) any cash held by the Property Owning Partnership as of the date hereof (other than the amount described in Section 5(d)(xv) above) and/or generated from the Property Owning Partnership's operations prior to the Closing Date, may be distributed at any time and from time to time prior to the Closing Date by the Property Owning Partnership to the Lower Tier LP and, in turn, from the Lower Tier LP to Metropolis.


11.        Brokerage.
           ---------

          (a)     Seller  represents and warrants  that,  except as set forth in
                  Section 11(a) of the Disclosure Schedule, Seller has had no dealings with respect to the transactions contemplated hereby with any agent, broker or realtor. Seller agrees that any broker's commission payable to any agent, broker or realtor (including any person set forth in Section 11(a) of the Disclosure Schedule) as a result of the consummation of the transactions contemplated by this Agreement shall be paid by Seller, and Seller agrees to hold Buyer harmless from any claim or cost for such a commission.

          (b)     Buyer  represents  and warrants  that,  except as set forth in
                  Section 11(b) of the Disclosure Schedule, Buyer has had no dealings with respect to the transactions contemplated hereby with any agent, realtor, or broker. Buyer agrees that any broker's commission payable to any agent, broker or realtor retained by Buyer shall be paid by Buyer, and Buyer agrees to hold Seller harmless from any claim or cost for such a commission.

12.        Tax Status.
           ----------

           It is understood that neither of the parties hereto has made any representations or warranties (except as specifically set forth herein) to the others as to the tax status or effect of the transactions contemplated by this Agreement, and each is relying on its respective counsel as to such matters.


13.        Limitations and Survival of Representations and Warranties.
           ----------------------------------------------------------

           (a) Buyer acknowledges that it has conducted and will complete its own due diligence with respect to the Purchased Assets and the Property prior to Closing and is familiar with the operations of Lower Tier LP, 237 GP Corp. and the Property Owning Partnership, the Purchased Assets and the Property, and, except as otherwise expressly provided herein and in documents provided by Seller at or prior to Closing, shall accept the Purchased Assets and the Property "as is, where is" and in their present condition, subject to reasonable use, wear, tear and natural deterioration to the Purchased Assets or the Property between date hereof and the Closing Date, without any reduction in the Purchase Price for any change in such condition. Upon delivery by the Seller Entities to Buyer of all documents attached or referred to in the Disclosure Schedule or exhibits hereto, or specifically requested by Buyer in writing on or before October 6, 1999 , Buyer shall be deemed to have received and examined to its satisfaction all such documents. Except as expressly set forth herein, Seller has not made and does not make any representations or warranties, either express or implied, with respect to Seller or any other Seller Entity, the Purchased Assets, or the Property, including, without limitation, the present or future financial performance of the Property, the operations of the Property, the physical condition, fitness for a particular purpose or merchantability of any of the Property, the status of title and survey with respect to the Property, the availability of any air rights or future development rights with regard to the Property (and Buyer's ability to obtain any requisite approvals or permits for same shall not be a condition or contingency to the performance of Buyer's obligations under this Agreement) or the compliance by the Seller or the Property with any law, ordinance or regulation, including, without limitation, those related to the environment, zoning, land use, subdivision laws, handicap access or building codes. In entering into this Agreement, except as specifically set forth herein, (i) Buyer has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by any third party, including, without limitation, the Seller Entities (other than Seller), their respective brokers or agents, employees, affiliates, or other representatives, or by any broker or any other person representing or purporting to represent Seller, which are not expressly set forth herein or in any document to be delivered to Buyer at the Closing, and
(ii) Buyer has entered into this Agreement with the intention of making and relying upon its own investigation or that of third parties with respect to the physical, environmental, economic and legal condition of each Property.

           (b) Without negating the covenants, representations and warranties of Seller under this Agreement, Buyer further acknowledges that it has not received from or on behalf of Seller or any other Seller Entity any accounting, tax, legal, architectural, engineering, property management or other advice with respect to this transaction and is relying solely upon the advice of third party accounting, tax, legal, architectural, engineering, property management and other advisors.

           (c) Subject to Sections 5(e) and 6(c) hereto, the representations, warranties, covenants, and agreements herein contained on the part of each of
the  parties   hereto   shall  be  deemed  and   construed   to  be
continuing representations, warranties, covenants, and agreements of each such party, that shall survive the Closing for the period of one (1) year after Closing; provided, however, that with respect to tax matters related to the Seller Entities, such representations, warranties, covenants and agreements shall survive until thirty (30) days after expiration of the applicable statute of limitations related to such tax matters. Seller and Buyer each agree respectively to indemnify and hold harmless the other against and with respect to all Damages in accordance with Section 15 hereof. Seller covenants and agrees not to liquidate or dissolve itself prior to the first anniversary of the Closing Date. Thereafter, if Seller seeks to liquidate or dissolve itself, it shall make adequate provision for the discharge of its obligations under Section 15 hereof in a manner reasonably satisfactory to Buyer including, without limitation, the establishment of an escrow or the posting of a letter of credit in respect of such obligations.


14.        Covenant  of  Further  Assurances;  Covenants  of Buyer  and  Seller;
           Apportionments Reconciliation.
           ---------------------------------------------------------------------

           (a) From time to time, before and for the period of one (1) year after Closing, Seller will execute and deliver such further instruments of conveyance and transfer reasonably requested and take such other action as Buyer reasonably may require to more effectively convey and transfer to Buyer the Purchased Assets and otherwise fulfill its agreements hereunder. From time to time, before and for a period of one (1) year after Closing, Buyer, will execute and deliver such further instruments and take such other actions as Seller may reasonably require with respect to this Agreement.

           (b) The parties hereto agree to allocate 99% of the Purchase Price to the Class 237 Interest and the remaining 1% of the Purchase Price to the 237 GP Interest.

           (c) If at any time after the Closing Date, the amount of any adjustments and prorations shall prove to be incorrect (whether as a result of an error in calculation or a lack of complete and accurate information as of the Closing), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error, provided that such proof is delivered to the party from whom payment is requested no later than the one (1) year anniversary of the Closing Date. The provisions of this Section shall survive the Closing.

           (d) Seller shall have the right to process and pursue an application for the reduction of the assessed valuation of the Property or any portion thereof for real estate tax years for the City of New York prior to the real estate tax year which commenced July 1, 1999 and ends June 30, 2000 (the "Current Tax Year"). Buyer shall have the right to process and pursue an application for the reduction of the assessed valuation of the Property or any portion thereof for the Current Tax Year and all subsequent years. Buyer and Seller shall cooperate with each other in connection with any such proceeding and Seller shall provide Buyer with information regarding any such proceeding instituted by Seller which could affect the real estate taxes payable for the Current Tax Year or any subsequent year. Neither Seller nor Buyer, as the case may be, shall withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes relating to the Current Tax Year without the prior consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. All refunds for tax years prior to the Current Tax Year (net of reasonable out-of-pocket costs and amounts required to be returned to tenants under any current or prior Lease) shall belong solely to Seller and, upon receipt by Buyer, its successors or assigns, same shall be held in trust by Buyer for Seller and paid within five (5) business days to, or as directed in writing by, Seller. The amount of any tax refunds with respect to any portion of the Property for the Current Tax Year shall be apportioned between Seller and Buyer as of midnight on the day preceding the Closing Date and Seller's share thereof shall be paid to Seller within five (5) business days of Buyer's receipt thereof (provided, Seller's share shall be determined after reducing the tax refund by any amounts payable to tenants and the out-of-pocket costs incurred in connection with procuring such refund). If in lieu of a tax refund, a tax credit is received, then within thirty (30) days after receipt by Seller or Buyer, as the case may be, of evidence of the actual amount of such tax credit, the tax credit apportionment shall be readjusted between Buyer and Seller. Promptly after application by Buyer of the amount of such tax credit against taxes next due and payable Buyer shall deliver to Seller the amount of Seller's share of such tax credit (less amounts payable to tenants and the reasonable costs of obtaining such tax credit). The provisions of this Section shall survive the Closing. Seller covenants and agrees that without the written consent of Buyer (which consent shall not be unreasonably withheld or delayed) Seller shall not, and shall cause the Seller Entities not to, settle real estate tax claims with respect to any year that could reasonably be expected to adversely affect the Current Tax Year or future years.

          (e) Buyer acknowledges that Seller shall retain all right, title and interest in and to (i) that certain note repayment in the amount of $4,354,758.09 (the "Warburg Pincus Amount") due on October 31, 1999 from E.M. Warburg Pincus & Co., LLC and (ii) the amount of $27,500.00 (the "Mizrahi Amount") due on or before January 15, 2000 from Albert Mizrahi et. al. pursuant to that certain Stipulation of Settlement dated as of July, 1999. If and to the extent either such amounts are delivered to Buyer, Buyer shall hold such amounts in trust for and for the benefit of Seller and promptly remit such amount to Seller.


15.        Indemnification.
           ---------------

          (a) Deductible and Cap. (i) Indemnification by Seller. In no event shall Seller be liable to Buyer for any breach of the representations, warranties, covenants and agreements included or provided for herein or in any schedule or certificate or other document delivered pursuant to this Agreement, unless and until all claims for which Damages are recoverable hereunder by Buyer exceed $2,000,000 (the "Deductible"), in which case Buyer shall be entitled to Damages in the amount up to $20,000,000 in the aggregate (the "Cap") and Seller shall be liable for all such Damages, including the Deductible.

             (ii) Indemnification by Buyer. In no event shall Buyer be liable to Seller for any breach of the representations, warranties, covenants and agreements included or provided for herein or in any schedule or certificate or other document delivered pursuant to this Agreement, unless and until all claims for which Damages are recoverable hereunder by Seller exceed the Deductible, in which case Seller shall be entitled to Damages in the amount up to the Cap, including the Deductible.

           (b) Indemnification. (i) For a period commencing on the Closing Date and ending upon the expiration of the period specified in Section 13(c) hereof, Seller, on the one hand, or Buyer, on the other hand (the "Indemnifying Party"), shall, subject to the limitations set forth in Sections 5(e), 6(c) and 13(c) hereof, indemnify respectively, Buyer, on the one hand, or Seller, on the other hand, as the case may be (the "Indemnified Party"), against and in respect of Damages sustained or incurred by such Indemnified Party or any of their respective subsidiaries, officers, directors, members, partners, agents and representatives  arising  out  of  any  breaches  of  the  Indemnifying  Party's
representations,   warranties,
covenants and agreements set forth in this Agreement. Subject to Subsection (d) below, any payments pursuant to this Section 15(b) shall be treated as an adjustment to the Purchase Price for tax purposes.

              (ii) Following the Closing, the indemnity provided herein as it relates to this Agreement and the transactions contemplated by this Agreement shall be the sole and exclusive remedy of the parties hereto, their affiliates, successors and assigns with respect to any and all claims for Damages sustained or incurred arising out of this Agreement and the transactions contemplated by this Agreement. Payments to Buyer or Seller, as the case may be, hereunder in respect of any Damages shall be deducted from the Cap, including the Deductible.

              (iii) Following the Closing, Seller shall indemnify, defend and hold harmless Buyer from and against all Damages incurred by Buyer in connection with any third party claims or proceedings, as incurred, to the extent such claims relate to, arise out of or are a result of, events, facts and circumstances that occurred prior to the Closing Date with respect to Seller, the Property, the Purchased Assets, LLC, Lower Tier LP or the Property Owning Partnership, including the personal injury claims and proceedings set forth in
Section 8(g) of the Disclosure Schedule; provided, that Seller shall not have any liability or obligation under this Section 15(b)(iii) in respect of (x) claims made after the date that is 90 days after the sixth anniversary of the Closing Date (or, if shorter, the applicable statute of limitations with respect to such claims), and (y) claims first arising out of events occurring after the Closing, notwithstanding that such claims may relate to the financial performance or operation of the Property prior to Closing, the physical condition, fitness for a particular purpose or merchantability of any of the Property as of the Closing, the status of title and survey with respect to the Property as of the Closing, the availability of any air rights or future development rights with regard to the Property (except to the extent Seller has breached its representation and warranty contained in Section 8(aa) hereof or its covenant contained in Section 10(e) hereof) as of the Closing, or the compliance by the Seller or the Property with any law, ordinance or regulation, including, without limitation, those related to the environment, zoning, land use, subdivision laws, handicap access or building codes, as of the Closing.

              (iv) Following the Closing, Buyer shall indemnify, defend and hold harmless Seller, LLC and the other Seller Entities from and against all Damages incurred by Seller in connection with any third party claims or proceedings, as incurred, to the extent such claims relate to, arise out of or are a result of, events, facts and circumstances that occurred after the Closing Date with respect to Seller, the Property, the Purchased Assets, LLC, Lower Tier LP or the Property Owning Partnership.

           (c) Method of Asserting Claims, etc. All claims for indemnification by any Indemnified Party hereunder shall be asserted and resolved as set forth in this Section 15(c). Upon mutual agreement of the parties hereto, any claim arising under this Agreement may be submitted to an arbitration tribunal for resolution, which resolution shall be binding on all parties hereto. No party hereto shall be entitled to indemnification payments unless the underlying claim is a Liquidated Claim; provided, that the out-of-pocket costs (including, without limitation, reasonable attorneys' fees) of investigating, asserting, prosecuting or defending such a claim shall be payable on a current basis as incurred. If any written claim or demand for which an Indemnifying Party could be liable to any Indemnified Party hereunder is asserted against or sought to be collected from any Indemnified Party by a third party (a "Third Party Claim"), such Indemnified Party shall promptly, but in no event more than 15 days following such Indemnified Party's receipt of such claim or demand, notify the Indemnifying Party of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not in any manner prejudice the right of the Indemnified Party to indemnification to the fullest extent provided hereunder (the "Third Party Claim Notice") and in the event that an Indemnified Party shall assert a claim for indemnity under this Section 15, not including a Third Party Claim, the Indemnified Party shall notify the Indemnifying Party promptly following its discovery of the facts or circumstances giving rise thereto (together with a Third Party Claim Notice, a "Claim Notice"); provided, that the failure to notify on the part of the Indemnified Party in the manner set forth herein shall not foreclose any rights otherwise available to such Indemnified Party hereunder, except to the extent that the Indemnifying Party is prejudiced by such failure to notify. The Indemnifying Party shall have 30 days from the receipt of the Claim Notice (except that such period shall be decreased to a time 10 days before a scheduled appearance date in a litigation matter) (the "Notice Period") to notify the Indemnified Party (i) whether or not the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such claim or demand and (ii) whether or not it desires to defend the Indemnified Party against such claim or demand, which it shall not be entitled to do until the Deductible is exceeded. If the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, which it shall not be entitled to do until the Deductible is exceeded, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and by counsel reasonably acceptable to the Indemnified Party. If any Indemnified Party desires to participate in, but not control, any such defense or settlement it may do so at its sole cost and expense. The Indemnifying Party shall not settle a claim or demand without (a) the consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed or (b) an unconditional release of the Indemnified Party from all liability arising out of such action.

           (d) Computation of Damages Subject to Indemnification. The actual amount of any Damages for which indemnification is provided pursuant to this
Section 15 shall be computed net of any net insurance proceeds received by the Indemnified Party in connection with such Damages. For purposes of this subsection, the term "net insurance proceeds" shall mean the insurance proceeds received by the Indemnified Party less the amount of any premiums paid directly in respect thereof and any retrospective premium adjustments or reimbursement obligations relating thereto and less any increase in premiums directly attributable thereto.


16. Termination. This Agreement may be terminated at any time prior to the Closing for the following reasons only:

(a)       Mutual written consent of Buyer and Seller.

          (b) By Buyer, upon failure of Seller to (i) satisfy any of the conditions set forth in Section 5 hereof, or (ii) provided Buyer is not itself in default hereunder and is ready, willing and able to close, Seller's failure to consummate the transactions contemplated by this Agreement, in each case, on or prior to December 10, 1999 or such earlier date determined in accordance with Section 4 hereof.

          (c) By Seller, upon failure of Buyer to (i) satisfy any of the conditions set forth in Section 6 hereof, or (ii) provided Seller is not itself in default hereunder and is ready, willing and able to close, Buyer's failure to consummate the transactions contemplated by this

                  Agreement, in each case, on or prior to December 10, 1999 or such earlier date determined in accordance with Section 4 hereof.

          (d) By Buyer or Seller if any court of competent jurisdiction shall have issued, enacted, entered, promulgated or enforced any order, judgment, decree, injunction or ruling which restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement and such order, judgment, decree, injunction or ruling shall have become final and non-appealable.

          (e)     By Buyer in accordance with Section 3(d).

          (f) By either party that has not defaulted hereunder if the transactions contemplated by this Agreement have not been consummated prior to December 10, 1999.

In the event of termination of this Agreement by either or both Buyer and Seller pursuant to Section 16(a) through (e), written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall thereupon terminate and become void and have no effect, the Deposit shall be distributed in accordance with Section 3 hereof, and the transactions contemplated hereby shall be abandoned without further action by the parties hereto, except that the provisions of Section 18(e) (Governing Law) and 18(d) (Notices) shall survive the termination of this Agreement; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement, it being understood and agreed that such liability shall be limited in accordance with the provisions of Section 3 hereof.


17.        Expenses.

           Except as otherwise specifically provided herein, each party shall pay its own expenses in connection with this Agreement and the consummation of the transactions contemplated herein. In particular,
           (i) Seller shall pay all transfer taxes, conveyance fees, documentary stamps and other similar taxes and charges imposed by any governmental authority in connection with the conveyance of the Purchased Assets or subsequent transfer of the Property to Buyer regardless of customary practice in each jurisdiction and (ii) Buyer shall pay any and all recording fees, if any, payable to any taxing authority relating to the deed and other instruments of conveyance and any mortgage or deed of trust recording taxes or fees in connection with any financing obtained by Buyer. To the extent not paid on or prior to Closing, Seller hereby agrees to deposit in escrow with the Escrow Agent, at Closing, out of the Purchase Price, an amount sufficient to pay such transfer taxes, conveyance fees, documentary stamps and other similar taxes and charges imposed by any governmental authority in connection with the conveyance of the Purchased Assets to Buyer, or subsequent transfers of the Property the amount and terms of such escrow to be reasonably satisfactory to Buyer.

18.        Miscellaneous.

          (a) (1) Buyer acknowledges that as a result of the relationship formed by this Agreement and the LLC Agreement, it may come into possession of certain material non-public information with respect to the Seller Entities or their respective operations or other assets thereof, including, without limitation, with respect to the Seller Entities' and their affiliates' direct and indirect interests in that certain real property known as 1290 Avenue of the Americas ("Confidential Information"). Buyer agrees not to, directly or indirectly, use, publish, disseminate, describe or otherwise disclose any such Confidential Information; provided, however, that Buyer may disclose Confidential Information (i) to its partners, officers, directors, employees, affiliates, investors, agents, advisors and lenders (including without limitation any accountants, attorneys, financial advisors) (the "Representatives") who need to know such information for the purpose of evaluating the transactions contemplated hereby or in connection with the Purchased Assets or the Property (it being understood and agreed that Buyer shall advise such persons of their obligations concerning the confidentiality of all client affairs and information and shall instruct such persons to maintain the confidentiality of such Confidential Information in accordance with the terms of this agreement),
                  (ii) pursuant to a subpoena or other legal process received in connection with a judicial, administrative or regulatory proceeding in which Buyer or any of its Representatives are involved, subject to the provisions of Section 18(e); and
                  (iii) to the extent that it is required to be disclosed by law or the rules or regulations of any relevant regulatory organization, or otherwise deemed advisable in the opinion of counsel to Buyer; provided, that, in the case of (ii) and
                  (iii), Buyer shall provide Seller promptly with prior written notice of such matter and cooperate with Seller (at Seller's cost and expense) to the extent Seller seeks a protective order to prevent the disclosure of all or any portion of such Confidential Information.

                  (2) The Seller Entities acknowledge that as a result of the relationship formed by this Agreement and the LLC Agreement, the Seller Entities may come into possession of certain material non-public information with respect to the Buyer and its investors and affiliates. The Seller Entities will not, without the prior written consent of Buyer, disclose to any person (including any other potential buyer) (i) the identity of Buyer, or any of its investors or affiliates, (ii) the fact that this Agreement with Buyer exists, (iii) the status of the discussions or negotiations relating to the transactions contemplated by this Agreement, or (iv) copies of, or the terms and provisions contained in, this Agreement, the New Indebtedness or any other documents or agreements necessary to the consummation of the transactions contemplated hereby (collectively, the "Buyer Confidential Information"); provided, however, that the Seller Entities may disclose Buyer Confidential Information (i) to their respective partners, officers, directors, employees, affiliates, investors, agents, advisors and lenders (including without limitation any accountants, attorneys, financial advisors) (the "Representatives") who need to know such information for the purpose of evaluating the transactions contemplated hereby or in connection with the Purchased Assets or the Property (it being understood and agreed that the Seller Entities shall advise such persons of their obligations concerning the confidentiality of all client affairs and information and shall instruct such persons to maintain the confidentiality of such Buyer Confidential Information in accordance with the terms of this Agreement), (ii) pursuant to a subpoena or other legal process received in connection with a judicial, administrative or regulatory proceeding in which the Seller Entities or any of their respective Representatives are involved, subject to the provisions of
                  Section 18(e); and (iii) to the extent that it is required to be disclosed by law or the rules or regulations of any relevant regulatory organization, or otherwise deemed advisable in the opinion of counsel to Seller Entities; provided, that, in the case of (ii) and (iii), the Seller Entities shall provide Buyer promptly with prior written notice of such matter and cooperate with Buyer (at Buyer's cost and expense) to the extent Buyer seeks a protective order to prevent the disclosure of all or any portion of such Buyer Confidential Information.

                  (3) Neither Buyer nor the Seller Entities shall issue any press release or make any other public announcement (provided, the parties agree that the provisions of this clause (3) shall apply to voluntary press releases or public announcements in contrast to required press releases or public announcements which are governed by the provisions of Section 16(a) above) with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other; provided, that such persons may issue a press release or make a public announcement if in the reasonable opinion of counsel to such persons, it is required to be disclosed by law or the rules or regulations of any relevant regulatory organization and such press release or public announcement does not involve the disclosure of any Confidential Information or Buyer Confidential Information.

          (b) This Agreement shall be binding upon and inure to the benefit of the respective heirs, personal representatives, fiduciaries and successors of Seller and Buyer.

          (c) This Agreement may not be assigned by either party without the prior written consent of the other party; provided, however, that Buyer may assign this Agreement to the persons or entities set forth in Section 18(c) of the Disclosure Schedule or any entity that is controlled by or under common control of Buyer or the persons or entities set forth in Section 18(c) of the Disclosure Schedule (or to a joint venture controlled by any of such persons or entities).

          (d) All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below. Notices to the Seller shall be addressed to:

                  Metropolis Realty Trust, Inc.
                  c/o Victor Capital Group
                  605 Third Avenue
                  New York, NY  10016
                  Attention: John R. Klopp
                  Telecopy Number: (212) 655-0044
                  with a copy to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, New York  10022
                  Attention:  Louis Vitali, Esq.
                  Telecopy Number:  (212) 856-7818

                  or at such other address and to the attention of such other person as the Seller may designate by written notice to Buyer. Notices to Buyer shall be addressed to:

                  c/o Max Capital Management Corp.
                  230 Park Avenue, 17th Floor
                  New York, NY 10169
                  Attention: Adam Hochfelder, Esq.
                  Telecopy Number:  (212) 490-7266

                  with a copy to:

                  Cleary Gottlieb Steen & Hamilton
                  1 Liberty Plaza
                  New York, NY 10006
                  Attention: Steven L. Wilner
                  Telecopy Number:  (212) 225-3999

                  and

                  Kelly Hart & Hallman
                  201 Main Street, Suite 2500
                  Fort Worth, Texas 76102
                  Attention: Marc Epstein, Esq.
                  Telecopy Number:  (817) 878-9280

                  or at such other address and to the attention of such other person as the Buyer may designate by written notice to Seller. Notices to Initial Escrow Agent shall be addressed to:

                  Battle Fowler LLP
                  75 East 55th Street
                  New York, NY 10022
                  Attention: Louis Vitali, Esq.
                  Telecopy Number:  (212) 856-7818

                  or at such other address and to the attention of such other person as the Escrow Agent may designate by written notice to Buyer and Seller.

          (e) This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to such state's conflict of law principles. EACH PARTY HERETO AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK, IN EACH CASE, LOCATED IN THE BOROUGH OF MANHATTAN (THE "CHOSEN COURTS") AND
                  (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (II) WAIVES ANY OBJECTION TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS, (III) WAIVES ANY OBJECTION THAT THE CHOSEN COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY HERETO, AND (IV) AGREES THAT SERVICE OF PROCESS UPON SUCH PARTY IN ANY SUCH ACTION OR PROCEEDING SHALL BE EFFECTIVE IF NOTICE IS GIVEN IN ACCORDANCE WITH SECTION 18(D) OF THIS AGREEMENT.

          (f) A waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed as a waiver of any other subsequent breach thereof or of any other provision.

          (g) This Agreement, the Disclosure Schedule and Exhibits annexed hereto and the Confidentiality Agreement, dated July 23, 1999, by and between Buyer and Metropolis, represent the entire agreement between the parties hereto with respect to the transactions contemplated hereby and may be modified only by a subsequent written document executed by the party to be charged therewith.

          (h) The headings of the Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) This Agreement may be signed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

19.        Covenants Regarding Employees
           -----------------------------

           (a) (i) Buyer shall, in the property management agreement it enters into with Max Capital Management Corp., or such other property management company as Buyer shall elect in its sole discretion, (the "Buyer Property Manager"), require the Buyer Property Manager to offer employment to all
Existing Employees (as hereinafter defined). The parties hereto hereby acknowledge and agree that no employees other than the Existing Employees shall be required to be offered employment by the Buyer Property Manager and neither Buyer nor the Buyer Property Manager shall have any liability in connection with the termination of any employees which are not Existing Employees. With respect to the Existing Employees set forth in Section 19 of the Disclosure Schedule represented by a labor union, such offers shall comply with the provisions of the applicable Collective Bargaining Agreement (as defined below). "Existing Employees" means, collectively, all individuals employed at the Property and set forth in Section 19 of the Disclosure Schedule.

           (ii) Effective upon the Closing, Buyer shall require the Buyer Property Manager to assume and be bound by all terms and conditions of the collective bargaining agreements and amendments entered into with The Realty Advisory Board on Labor Relations, Inc. (collectively the "Collective Bargaining Agreement"). Promptly after this Agreement is executed (to the extent required by the Collective Bargaining Agreement), Buyer and Seller shall jointly advise each union which is a party to such agreement of the pending sale of the Purchased Assets.

           (b) Buyer and Seller shall reasonably cooperate, and shall use commercially reasonable effort to cause Buyer Property Manager and the Property Manager to reasonably cooperate, in accordance with Internal Revenue Service procedures, to avoid causing Existing Employees to pay employment taxes beyond the statutory maximum amount as a result of the consummation of the transactions contemplated by this Agreement.


                            [Signature page follows]

           IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                                       BUYER:

                                       237 PARK INVESTORS, L.L.C.

                                       By: 237 Management, Inc., its manager

                                           By:    /s/ Adam Hochfelder
                                              -------------------------------
                                              Name:   Adam Hochfelder
                                              Title:  Vice President


                                        SELLER:

                                        METROPOLIS REALTY TRUST, INC.


                                        By:     /s/ Andrew Cohen
                                            ----------------------------------
                                            Name:   Andrew Cohen
                                            Title:  Vice President


                                        237 GP CORP.


                                        By:     /s/ Andrew Cohen
                                            ---------------------------------
                                            Name:   Andrew Cohen
                                            Title:  Vice President


                                        INITIAL ESCROW AGENT:

                                        Battle Fowler LLP (solely with respect to Section 3(a) and 3(c) hereto)


                                        By:     /s/ Louis Vitali
                                            ----------------------------------
                                            Name:   Louis Vitali
                                            Title:  Partner

                               AMENDMENT NO. 4 TO

                           INTEREST PURCHASE AGREEMENT

         THIS AMENDMENT NO. 4 to the INTEREST PURCHASE AGREEMENT (this "Amendment") is made and entered into as of October 15, 1999, by and among 237 Park Investors, L.L.C., a Delaware limited liability company ("Buyer"), 237 GP Corp., a Delaware corporation ("237 GP Corp."), and Metropolis Realty Trust, Inc., a Maryland corporation ("Metropolis," and together with 237 GP Corp., "Seller").

                                    RECITALS:

         WHEREAS, Buyer and Seller are parties to that certain Interest Purchase Agreement dated as of September 23, 1999, as the same was amended pursuant to that certain letter agreement dated as of October 6, 1999, as the same was further amended pursuant to that certain letter agreement dated as of October 13, 1999, and as the same was further amended pursuant to that certain letter agreement dated as of October 14, 1999 (as so amended, the "Original Agreement"); and

         WHEREAS, Buyer and Seller desire to make certain amendments to the Original Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Original Agreement as follows:

1.      Defined Terms.

        (a) The definition of "Class 1290 Interests" in Article 1 of the Original Agreement is hereby deleted and all references to such defined term in the Original Agreement are hereby deleted.

        (b) The definition of "Class 237 Interests" in Article 1 of the Original Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

             "`Class 237 Interests' shall mean (i) all the right, title and interest of Metropolis in and to all of the distributions, profits, losses and all other economic and other rights and obligations attributable to the Property as the owner of a 95% limited partnership interest in Lower Tier LP, and (ii) upon the consummation of the transactions contemplated by Section 10(a)(i) hereof, the 94.05% limited partnership interest in the Property Owning Partnership owned by Metropolis (or, following the conversion of the Property Owning Partnership to a Delaware limited liability company, the equivalent membership interest in the Property Owning Partnership)."

        (c) The definition of "LLC" in Article 1 of the Original Agreement is hereby deleted and all references to such defined term in the Original Agreement are hereby deleted.

        (d) The definition of "LLC Agreement" in Article 1 of the Original Agreement is hereby deleted and all references to such defined term in the Original Agreement are hereby deleted.

        (e) The definition of "New Indebtedness" in Article 1 of the Original Agreement is hereby amended and restated in its entirety as follows:

             "`New Indebtedness' shall mean indebtedness incurred by the Property Owning Partnership or its affiliates in connection with the consummation of the transactions contemplated hereby including "non-recourse" indebtedness encumbering the Property which (x) shall be in an amount, and shall be allocated and maintained, as provided in Section 4.02(a) of the Omnibus Agreement and (y) which may in part be secured by the mortgage currently securing the Chase Indebtedness (which mortgage may, in accordance with Section 3 of the Original Agreement and Section 11 of this Amendment, be assigned to Buyer's lender and amended and restated as of the Closing Date), the net proceeds of which will be used, in whole or in part, to pay the Release Amount."

        (f) The definition of "Property Owning Partnership" in Article 1 of the Original Agreement is hereby amended to read in its entirety as follows:

             "`Property Owning Partnership' means (1) 237 Park Partners, L.P., a Delaware limited partnership, and (2) after conversion of such limited partnership to a Delaware limited liability company, such limited liability company."

        (g) The following definitions are inserted in Article 1 of the Original Agreement in alphabetical order:

             "`Amendment and Release Agreement' shall mean that certain Amendment and Release Agreement dated as of October __, 1999, to be entered into by and among Metropolis and the other parties signatory thereto."

             "`Omnibus Agreement' shall mean that certain Agreement dated as of October __, 1999, to be entered into by and among Metropolis and the other parties signatory thereto."

             "`Property Owning Subsidiary' shall have the meaning set forth in
             Section 10(a)(ii) hereof."

        (h) The definition of "Seller Entities" in Article 1 of the Original Agreement is hereby amended to read in its entirety as follows:

             "`Seller Entities' shall mean the Seller, the Property Owning Partnership (and each direct or indirect wholly-owned subsidiary thereof), and, for so long as the same shall not have been liquidated pursuant to Section 10(a)(i) hereof, Lower Tier LP."

        (i) The definition of "Leases" in the Original Agreement is hereby amended by adding the language "(or the Property Owning Subsidiary)" after the words "Property Owning Partnership".

        (j) The phrase "(the "237 GP Interest")" is hereby deleted from the second recital of the Original Agreement.

        (k) The definition of "237 GP Interest" in Article 1 of the Original Agreement is hereby amended to read in its entirety as follows:

             "`237 GP Interest' shall mean (1) the 1% interest as general partner held by 237 GP Corp. in the Property Owning Partnership, or
             (2) after the conversion of the Property Owning Partnership to a Delaware limited liability company, the 1% membership interest held therein by 237 GP Corp."

        (l) All references to "Agreement" in the Original Agreement shall be deemed to refer to the Original Agreement as amended by this Amendment.

1A.     Purchase Price, Deposit, and Payment; etc.

        (a) Section 3 of the Original Agreement is hereby amended as follows:

                   (i) the figure "$380,000,000" is hereby deleted from the
            first paragraph thereof and the figure "$372,000,000" is hereby substituted in lieu thereof;

                   (ii) the phrase "will include a "non-recourse" mortgage
            encumbering the Property in the amount of $200 million" is hereby deleted from the first paragraph thereof and the phrase "will include "non-recourse" indebtedness which shall be in an amount, and shall be allocated and maintained, as provided in Section 4.02(a) of the Omnibus Agreement" is hereby substituted in lieu thereof;

                   (iii) the last sentence of paragraph (a) is hereby deleted in its entirety and all references in the Original Agreement to the term "Escrow Agent" shall be deemed to mean the Initial Escrow Agent, and all references to the term "Escrow Agreement" shall be deemed to mean the Initial Escrow Agreement; and

                   (iv) the first sentence of paragraph (d) is hereby deleted in its entirety and the following language is hereby substituted in lieu thereof:

             "Other than as expressly set forth in this Section 3, Section 16 or
             Section 7 hereof, the Deposit shall be non-refundable to Buyer; provided, however, Buyer shall have the right to deliver to Seller a written notice (the "Termination Notice") of its termination of this Agreement (x) for any reason or no reason not later than 2:00 p.m. Eastern Standard Time on October 15, 1999, and (y) not later than 5:00 p.m. Eastern Standard Time on October 18, 1999, if the Omnibus Agreement has not been fully executed by all parties thereto by such date (with execution by Buyer to be in Buyer's sole discretion)."

        (b) Section 4 of the Original Agreement is hereby amended by (i) deleting the reference to "November 5, 1999" and substituting the language "November 11, 1999", (ii) deleting the reference to "October 15, 1999" and substituting the language "October 26, 1999", (iii) deleting the references to "November 11, 1999" and substituting the language "November 18, 1999", (iv) deleting the words "on such date" (appearing in clause (i) of Section 4) and substituting the language "on the First Adjourned Date", (v) deleting the references to "November 29, 1999" and substituting the language "December 10, 1999", and (vi) adding the text "(unless otherwise agreed to by The Chase Manhattan Bank)" immediately after each reference to "16 days" appearing in
Section 4.

2.      Conditions to Buyer's Obligation to Close.

        (a) Sections 5(d)(iii) and 5(d)(iv) of the Original Agreement are hereby deleted.

        (b) A new Section 5(d)(xix) is hereby added to the Original Agreement as follows:

            "(xix) Fully executed copies of Omnibus Agreement and Amendment and Release Agreement, in form and substance reasonably satisfactory to Buyer.

        (c) A new Section 5(g) is hereby added to the Original Agreement as follows:

            "(g) Immediately prior to or simultaneously with the Closing hereunder, all transactions contemplated by the Omnibus Agreement shall have been fully consummated (and all conditions to the closing of such transactions shall either have been satisfied or waived)."

        (d) A new Section 5(h) is hereby added to the Original Agreement as follows:

            "(h) Buyer shall have received evidence reasonably satisfactory to it that the AFA Protective Systems contract, dated as of December 15, 1997, between 237 Park Partners, L.P. - Tishman Speyer Properties and AFA Protective Systems, Inc., shall have been terminated as contemplated pursuant to Section 10(h) hereof and that any liens that AFA Protective Systems may have or have had against the Property shall have been released."

        (e) A new Section 5(i) is hereby added to the Original Agreement as follows:

            "(i) Each of the transactions described in Section 10(a)(i) and Section 10(a)(ii) shall have been consummated in its entirety."

        (f) A new Section 5(j) is hereby added to the Original Agreement as follows:

            "(j) Any and all transfer taxes payable in respect of the transactions contemplated hereby and in the Omnibus Agreement shall have been paid (or arrangements satisfactory to Buyer for the payment of the same shall have been entered into)."

3. Conditions to Seller's Obligation to Close. Section 6(a)(iii) of the Original Agreement is hereby deleted.

4.       Representations and Warranties of the Seller.

        (a) Section 8(e) of the Original Agreement is hereby amended by adding the phrase "Except for the Omnibus Agreement and the Amendment and Release Agreement," prior to the first word of the penultimate sentence thereof.

        (b) The phrase "and as set forth in the Omnibus Agreement" is hereby added to Section 8(i) of the Original Agreement immediately following the phrase "of the Disclosure Schedule" and immediately prior to the phrase ", there are no options to purchase".

        (c) Sections 8(n), 8(u) and 8(y) of the Original Agreement shall be amended by adding after all references to "the Property Owning Partnership", the phrase "(or the Property Owning Subsidiary)".

        (d) Section 8(w) of the Original Agreement is hereby amended by deleting therefrom the phrase "this Agreement or any documents" and substituting in its place the phrase "this Agreement, the Omnibus Agreement, the Amendment and Release Agreement or any other documents".

        (e) A new Section 8(ff) is hereby added to the Original Agreement as follows:

             "(ff) Seller represents and warrants that (i) a true and correct copy of (A) that certain Agreement of Sublease (the "Furman Sublease") between Furman Selz Incorporated ("Furman") and J. Walter Thompson Company ("JWT") dated as of October 22, 1993, and
             (B) that certain Amendment to Lease (the "JWT Amendment") between 237 Park Avenue Associates ("237 Associates") and JWT dated as of May 1, 1995, are attached hereto as Exhibit H; (ii) the Property Owning Partnership is the successor-in-interest to 237 Associates;
             (iii) the JWT Amendment, and, to Seller's knowledge, the Furman Sublease, remain in full force and effect, and neither the JWT Amendment, nor, to Seller's knowledge, the Furman Sublease have been in any way, amended, terminated, superseded, supplemented or otherwise modified; (iv) to Seller's knowledge, Furman did not deliver to JWT a "Termination Notice" on or before September 30, 1999 as contemplated by Section 24 of the Furman Sublease; (v) JWT has not delivered to Seller a "Put Notice" pursuant to Section 3 of the JWT Amendment; (vi) to Seller's knowledge, JWT does not intend to deliver to Seller any such "Put Notice" pursuant to the JWT Amendment and (v) the Property Owning Partnership has delivered possession to Credit Suisse Asset Management of the premises demised by that certain lease dated June 30, 1999."

4A.     Representations and Warranties of the Buyer.

        (a) Section 9(b) of the Original Agreement is hereby amended by inserting the phrase "Except for the Omnibus Agreement and the Amendment and Release Agreement," before the first word of the last sentence thereof.

        (b) Section 9(f) of the Original Agreement is hereby amended by deleting the phrase "this Agreement or any documents" and substituting in its place the phrase "this Agreement, the Omnibus Agreement, the Amendment and Release Agreement or any other documents".

5.      Covenants of Seller.

        (a) Section 10(a) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

            "(a)      Closing Status.  As of the Closing Date,

                   (i) In accordance with the provisions of the Omnibus
            Agreement, the Property Owning Partnership shall have been converted into a Delaware limited liability company, and Lower Tier LP shall have been liquidated, and pursuant to such liquidation, each of Metropolis, as general partner, and 237/1290 Upper Tier Associates, L.P., as limited partner, shall have received an in-kind distribution of its pro rata portion of Lower Tier LP's interests in the Property Owning Partnership, all on terms reasonably acceptable to Buyer (it being agreed by the parties hereto that, as a result of the foregoing, but not giving effect to the transactions described in Section 10(a)(ii), the ownership structure of Seller and its affiliates immediately prior to the Closing shall be as set forth in
            Exhibit I attached hereto).

                   (ii) Seller shall have caused the Property Owning Partnership
            (x) to form a wholly-owned subsidiary (the "Property Owning Subsidiary") pursuant to organizational documents in form and substance reasonably satisfactory to both Buyer and Seller, which subsidiary shall at all times, remain a wholly-owned subsidiary of the Property Owning Partnership, (y) to transfer ownership of the Property to the Property Owning Subsidiary, and (z) thereafter, to form one or more additional wholly-owned subsidiaries as may be required by Buyer's lenders in conjunction with the New Indebtedness pursuant to organizational documents in form and substance reasonably satisfactory to both Buyer and Seller, which additional subsidiaries shall at all times, remain a wholly-owned subsidiaries of the Property Owning Partnership.

                   (iii) Following the occurrence of the transactions
            contemplated in Sections 10(a)(i) and 10(a)(ii) and the Omnibus
            Agreement: (A) the Property Owning Partnership shall not have outstanding or have, at any time, issued any interests other than the Class 237 Interests, the 237 GP Interests and the 4.95% membership interest (the "Upper Tier Interests") held by 237/1290 Upper Tier Associates, L.P; (B) except as expressly contemplated by this Agreement, the Omnibus Agreement and the Amendment and Release Agreement, there shall be no outstanding options, warrants, calls, subscriptions or other securities or rights to purchase any Class 237 Interests, 237 GP Interests or Upper Tier Interests or securities convertible or exchangeable therefor; and (C) all of the issued and outstanding Class 237 Interests, 237 GP Interests and Upper Tier Interests shall be duly authorized and validly issued, fully paid, non-assessable and free of pre-emptive rights with respect thereto.

                   (iv) Following the occurrence of the transactions
            contemplated in Sections 10(a)(i) and 10(a)(ii) and the Omnibus Agreement, the Property Owning Partnership (and any direct or indirect wholly-owned subsidiary thereof) shall be a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware and shall have full power and authority to carry on its business and to own, use and sell its assets and properties.

                   (v) Following the occurrence of the transactions contemplated in Sections 10(a)(i) and 10(a)(ii) and the Omnibus Agreement, Metropolis shall hold a 94.05% membership interest in the Property Owning Partnership, including all of the Class 237 Interests, free and clear of all liens and encumbrances other than such liens and encumbrances resulting from the consummation of the transactions contemplated by this Agreement in favor of Buyer, if any.

                   (vi) Following the occurrence of the transactions
            contemplated in Sections 10(a)(i) and 10(a)(ii) and the Omnibus Agreement, 237 GP Corp. shall be the sole managing member of the Property Owning Partnership and shall hold a 1% membership interest therein, free and clear of all liens and encumbrances other than such liens and encumbrances resulting from the consummation of the transactions contemplated by this Agreement in favor of Buyer, if any.

                   (vii) Following the occurrence of the transactions
            contemplated in Sections 10(a)(i) and 10(a)(ii) and the Omnibus Agreement, the Property Owning Subsidiary shall hold a 100% interest in the Property free and clear of all liens and encumbrances other than such liens and encumbrances resulting from the consummation of the transactions contemplated by this Agreement in favor of Buyer, if any.

                   (viii) The bringdown certificate required to be delivered by
            Seller at Closing pursuant to Section 5(d)(xvii) shall contain updated representations and warranties in conformity with Sections 10(a)(iii), 10(a)(iv), 10(a)(v), 10(a)(vi) and 10(a)(vii).

        (b) Exhibits H and I attached to this Amendment are hereby deemed to be Exhibits H and I of the Original Agreement.

        (c) Sections 10(b)(i), (iii), (v) and (vi) of the Original Agreement are hereby amended by adding "(or the Property Owning Subsidiary)" immediately following any references to the Property Owning Partnership.

        (d) Section 10(b)(ii) of the Original Agreement is hereby amended by inserting the phrase "Except as expressly contemplated hereby and by the Omnibus Agreement and the Amendment and Release Agreement," before the first word thereof.

        (e) Section 10(b)(viii) of the Original Agreement is hereby amended by adding ", except to the extent required to consummate the transactions contemplated hereby" prior to the period therein.

        (f) Section 10(g) of the Original Agreement is hereby amended by adding "(or the Property Owning Subsidiary)" immediately following any references to the Property Owning Partnership.

        (g) New Sections 10(h) and(i) are hereby added to the Original Agreement as follows:

             "(h) Seller shall terminate or cause to be terminated prior to Closing, on terms reasonably satisfactory to the Buyer, that certain AFA Protective Systems contract, dated as of December 15, 1997, between 237 Park Partners, L.P. - Tishman Speyer Properties and AFA protective Systems, Inc. without liability or obligation to the Property Owning Partnership or the Property Owning Subsidiary."

             "(i) The Purchase Price shall be reduced in an amount equal to the sum of any unpaid amounts in respect of (w) the final installment payment under that certain Brokerage Agreement, dated as of April 23, 1999, between Julien J. Studley, Inc. and the Property Owning Partnership; (x) the final installment payment under that certain Brokerage Agreement, dated as of February 20, 1998, between Julien
             J. Studley, Inc. and the Property Owning Partnership; (y) the November 1999 payment under that certain Brokerage Agreement dated as of March 17, 1999 between Grubb & Ellis New York, Inc. and the Property Owning Partnership; and (z) the January, 2000, payment under that certain Brokerage Agreement, dated as of March 31, 1999, between New Spectrum Realty Services, Inc. and the Property Owning Partnership. Seller specifically agrees and acknowledges that the indemnification provisions of Section 15(b)(iii) shall apply with respect to the payments identified under the foregoing Brokerage Agreements in the event that the amount of such payments, when actually due and payable, are in excess of the reduction in the Purchase Price made on the Closing Date. Buyer shall reimburse to Seller the amount (if any) by which such reduction in Purchase Price exceeds the amount of such payments under the referenced Brokerage Agreements, when actually due and payable.

6.      Indemnification.

        (a) Sections 15(b)(iii) and (iv) of the Original Agreement are hereby amended by adding "(or the Property Owning Subsidiary)" immediately following any references therein to the Property Owning Partnership.

        (b) Section 15(b)(iii) of the Original Agreement is hereby amended by adding the following sentence after the last period therein:

             "Notwithstanding anything to the contrary contained in this Agreement, including, without limitation, in Section 5(e) hereof, Seller hereby agrees and acknowledges that the indemnification provided by this Section 15(b)(iii) shall specifically cover any Damages incurred by Buyer relating to the status of the real property tax exemption granted by the Industrial Commercial Incentive Board, any breach of the related exemption agreement with the Industrial Commercial Incentive Board (or any successor thereto), and any claims relating to such tax exemption (subject to the terms and conditions set forth above in this Section 15(b)(iii))."

        (c) A new Section 15(b)(v) is hereby added to the Original Agreement as follows:

             "(v) Notwithstanding anything to the contrary contained in this Agreement, the obligations of Buyer and Seller pursuant to Sections 15(b)(iii) and (iv) hereof shall apply independently of, and in addition to, the obligations of the respective parties under
             Section 15(a) and Sections 15(b)(i) and (b)(ii) of this Agreement (so that, for example, the obligations of the parties pursuant to Sections 15(b)(iii) and 15(b)(iv) shall not be subject to the Deductible or the Cap)."

7.      Expenses.

        (a) Section 17 of the Original Agreement is hereby amended by adding after all references to "the Purchased Assets" the following:

            "(including, without limitation, any conveyance of the Property or the Purchased Assets in anticipation of the Closing as required by Section 10(a))."

        (b) Section 17 of the Original Agreement is hereby amended by inserting the text "(provided that Seller shall not be required to pay more than one transfer tax to the City of New York on account of any conveyance of the Property and the Purchased Assets in accordance with this Agreement)" after the words "customary practice in each jurisdiction".

        (c) Section 17 of the Original Agreement is hereby amended by (i) deleting therefrom the phrase "subsequent transfers of the Property" appearing in the last sentence thereof and substituting the language "the conveyance of the Property to the Property Owning Subsidiary", and (ii) inserting the text "(provided that Seller shall not be required to pay more than one transfer tax to the City of New York on account of any conveyance of the Property and the Purchased Assets in accordance with this Agreement)" after the words "transfer tax" .

8.      Disclosure Schedules.

        (a) Section 3 of the Disclosure Schedules delivered pursuant to the Original Agreement is hereby amended as follows:

        (i) Item number 1 shall be amended by deleting the figure "$380,000,000" and inserting the figure "$372,000,000" in lieu thereof.

        (ii) Item number 5 shall be amended by deleting the word "Addition" and inserting the word "Subtraction" in lieu thereof.

        (iii) Item number 7 shall be amended by deleting the footnote reference to footnote "2" applying to the phrase "leasing commissions", and adding a footnote reference to footnote "1" in lieu thereof.

        (iv) The following new items number 10 and 11 shall be added:

              "10.       Addition             Buyer's share of the JMB related costs (subject to
                                              adjustment to an amount acceptable to both Buyer and
                                              Seller, such that both Buyer and Seller shall bear 50%   $594,000"
                                              of the costs associated with implementing the
                                              transactions contemplated by the Omnibus Agreement)

              "11.       Subtraction          Outstanding brokerage fees described in Section 10(i)
                                              (to be determined as of the Closing Date)
                                                                                                              $------"

        (iv) Footnote 2 is hereby amended to read in its entirety as follows:

             "2 Represent incurred but unpaid capital improvements for the installation of new lighting in the lobby, the upgrade of the electrical system, the exterior facade caulking, the cooling tower upgrade, the Tech Serv electrical monitoring contract, and any other contracts currently in effect."

        (b) Sections 8(l), 8(m) and 8(cc) of the Disclosure Schedules delivered pursuant to the Original Agreement are hereby amended, in each case, deleting the word "none" and inserting in its place the phrase "other than pursuant to the Omnibus Agreement and the Amendment and Release Agreement."

9. No Further Amendment. Except as expressly amended hereby, the Original Agreement shall remain in full force and effect.

10. Counterparts. This Amendment Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

11. Assignment of Existing Chase Mortgage. In accordance with the provisions of
Section 3 of the Original Agreement, Buyer hereby notifies Seller that Buyer's lender has agreed to take an assignment of (and to amend and restate) the mortgage currently encumbering the Property subject to such lender's receipt of
(i) appropriate documentation and affidavits in connection with such assignment (including, without limitation a 255 Affidavit and a 275 Affidavit), (ii) an acceptable assignment and assumption agreement from The Chase Manhattan Bank (including its consent to the transfer of the Property to the Property Owning Subsidiary subject to the Chase Indebtedness immediately prior to the assignment of the mortgage), (iii) an acceptable endorsement of the existing note evidencing the Chase Indebtedness, and (iv) satisfactory evidence (which may include an endorsement to such lender's title insurance policy) that all applicable transfer and recording taxes have been fully paid. Seller hereby agrees to use commercially reasonably efforts to cooperate with Buyer's lender to satisfy the foregoing conditions. Buyer hereby confirms that it will pay to Seller (in addition to the Purchase Price), on the Closing Date, an amount equal to 2.75% multiplied by the principal amount of the amended and restated mortgage recorded against the Property as security for the New Indebtedness.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have duly executed this Amended Agreement as of the date first above written.



                          BUYER:

                          237 PARK INVESTORS, LLC

                          By: 237 Management, Inc., its manager


                                By: /s/ Adam Hochfelder
                                   ---------------------------
                                     Name:   Adam Hochfelder
                                     Title:  Vice President


                          SELLER:

                          METROPOLIS REALTY TRUST, INC.


                          By:  /s/ William L. Mack
                              ---------------------------------
                               Name:   William L. Mack
                               Title:  Chairman of the Board


                          237 GP CORP.


                          By: /s/ William L. Mack
                              ---------------------------------
                               Name:   William L. Mack
                               Title:  Chairman of the Board

 Metropolis Realty Trust, Inc.                  237 Park Investors, L.L.C.
         237 GP Corp.                        c/o Max Capital Management Corp.
   c/o Victor Capital Group                           230 Park Avenue
       605 Third Avenue                                 17th Floor
   New York, New York 10016                      New York, New York 10169



                                                                October 26, 1999

Battle Fowler LLP
75 East 55th Street
New York, New York  10022

Attn:  Louis Vitali

                     RE:  237 Park Avenue

                     Reference is made to the Interest Purchase Agreement, dated as of September 23, 1999, among 237 Park Investors, L.L.C. ("Buyer"), Metropolis Realty Trust, Inc. ("Metropolis"), 237 GP Corp. ("GP Corp") and Battle Fowler, LLP, as escrow agent ("Escrow Agent"), as modified by those certain letter agreements, dated October 6, 1999, October 13, 1999 and October 14, 1999, each among Buyer, Metropolis, GP Corp. and Escrow Agent, Amendment No. 4 to the Purchase Agreement, dated as of October 15, 1999, among Buyer, Metropolis and 237 GP Corp., and those certain letter agreements, dated October 18, 1999, October 19, 1999, October 20, 1999, October 21, 1999, October 22, 1999 and October 25, 1999 among Buyer, Metropolis, GP Corp and Escrow Agent (as so amended, the "Purchase Agreement").

                     The undersigned  agree that the first sentence of paragraph
(d) of Section 3 of the Purchase Agreement is hereby deleted in its entirety and the following language is hereby substituted in lieu thereof:

                     "Other  than as  expressly  set  forth in this  Section  3,
                     Section 7 or Section 16 hereof, the Deposit shall be non-refundable to Buyer; provided, however, Buyer shall have the right to deliver to Seller a written notice (the "Termination Notice") of its termination of this Agreement not later than 5:00 p.m. Eastern Standard Time on October 27, 1999, if the Restructuring Agreement has not been fully executed by all parties thereto by such date (with execution by Buyer to be in Buyer's sole discretion)."

                     The undersigned agree that Section 4 of the Purchase Agreement is hereby deleted in its entirety and the following language is hereby substituted in lieu thereof:

                     "4.       Closing.

                               The  closing  of  the  transactions  contemplated
                     herein (the "Closing") shall take place at the offices of Battle Fowler LLP, 75 East 55th Street, New York, NY 10022 (or, if different, the location in New York, New York designated by the lender in respect of the New Indebtedness) on or prior to November 19, 1999 at 10:00 AM or such other date and place as the parties hereto shall mutually agree (the "Closing Date"); provided, however, that each of the Seller and Buyer shall have a one time right to adjourn the Closing and extend the Closing Date upon written notice from one party to the other prior to November 2, 1999 (time being of the essence with respect to the giving of such notice) to a date (other than November 18, 1999) not earlier than 16 days after the date of receipt by Buyer or Seller, as applicable, of such notice and not later than November 24, 1999 (the actual date of such adjournment is herein referred to as the "First Adjourned Date"), time being of the essence with respect to the consummation of the transactions on the First Adjourned Date; provided that the party which has not exercised its adjournment right may still exercise its one-time right to adjourn the Closing Date if its notice is delivered at least 16 days before the First Adjourned Date and the further adjourned date is no later than November 24, 1999; provided further, that Buyer shall have the further right to adjourn the Closing and extend the Closing Date, upon written notice from Buyer to Seller prior to the date that is 16 days prior to the First Adjourned Date, and the making of an additional deposit of $18 million (the "Additional Deposit") with the Escrow Agent on the First Adjourned Date (time being of the essence with respect to the giving of such notice and the making of such Additional Deposit) to a date not earlier than 16 days after the receipt by Seller of such notice and not later than December 10, 1999, time being of the essence with respect to the consummation of the transactions on such date. The consummation of the transactions contemplated by this Agreement cannot be extended past December 10, 1999 unless mutually agreed to by Buyer and Seller in writing. The disposition of the Additional Deposit shall be governed by the terms of Section 3 hereof and the Escrow Agreement, as if the Additional Deposit were part of the Deposit on the date hereof."

                     The undersigned agree that Section 2(b) of the Escrow Agreement (as such term is defined in the Purchase Agreement) is hereby deleted in its entirety and the following language is hereby substituted in lieu thereof:

                     "Notwithstanding anything to the contrary contained herein, Buyer and Seller hereby expressly acknowledge, and hereby direct Initial Escrow Agent, that upon the written notice of Buyer that the Purchase Agreement has been terminated in accordance with Section 3(d) of the Purchase Agreement, at any time on or prior to October 27, 1999, Initial Escrow Agent shall immediately release the Escrow Fund (together with any interest thereon) to Buyer without any notice to or consent of Seller, or satisfaction of any other condition."

                     Buyer hereby revokes and rescinds any and all termination notices delivered by Buyer to GP Corp. and Metropolis prior to the execution and delivery hereof.

                     Except as set forth above, the terms of the Purchase Agreement shall remain unchanged and in full force and effect.

                     This Agreement may be signed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                            [Signature page follows]

                                        METROPOLIS REALTY TRUST, INC.



                                        By:  /s/  John R. S. Jacobsson
                                           ------------------------------
                                           Name:  John R. S. Jacobsson
                                           Title: Vice President


                                        237 GP CORP.


                                        By:  /s/  John R. S. Jacobsson
                                           ------------------------------
                                           Name:  John R. S. Jacobsson
                                           Title: Vice President


                                        237 PARK INVESTORS, L.L.C.

                                        By:  237 Management, Inc., its manager


                                              By:  /s/ Adam Hochfelder
                                                 --------------------------
                                                 Name:  Adam Hochfelder
                                                 Title: Vice President

ACKNOWLEDGED AND AGREED:

BATTLE FOWLER LLP


By:  /s/  Louis Vitali
   ---------------------------
     Name:  Louis Vitali
     Title: Partner

                                   EXHIBIT B

                              RESTRUCTURING AGREEMENT


            THIS RESTRUCTURING AGREEMENT (this "Agreement") is entered into as of the 27th day of October, 1999, by and among OAK HILL STRATEGIC PARTNERS, L.P., a Delaware limited partnership ("OHSP"), 237/1290 UPPER TIER ASSOCIATES, L.P., a Delaware limited partnership ("UTLP"); 237/1290 UPPER TIER GP CORP., a Delaware corporation ("UTLP GP Corp."); 237 GP CORP., a Delaware corporation ("237 GP Corp."), JMB/NYC OFFICE BUILDING ASSOCIATES, L.P., an Illinois limited partnership ("JMB/NYC"); PROPERTY PARTNERS, L.P., a Delaware limited partnership ("Property Partners"); CARLYLE-XIII ASSOCIATES, L.P., a Delaware limited partnership ("Carlyle XIII"); CARLYLE-XIV ASSOCIATES, L.P., a Delaware limited partnership ("Carlyle XIV"); CARLYLE MANAGERS, INC., a Delaware corporation ("JMB/NYC Special"); 237 PARK PARTNERS, L.P., a Delaware limited partnership ("237 Park L.P."); 1290 PARTNERS, L.P., a Delaware limited partnership ("1290 L.P."); 1290 GP CORP., a Delaware corporation ("1290 GP Corp."); METROPOLIS REALTY TRUST, INC., a Maryland Corporation ("Metropolis") and, solely for the purpose of agreeing to certain obligations set forth in Sections 4.02(b) and (d) hereof, FW STRATEGIC ASSET MANAGEMENT, L.P. ("FW Strategic"), a Texas limited partnership (collectively, the "Parties").

            WHEREAS, Metropolis holds a 95% interest as the general partner of 237/1290 Lower Tier Associates, L.P., a Delaware limited partnership ("LTLP"), which owns (x) a 99% interest as limited partner in 237 Park L.P., which owns a direct interest in that certain property known as 237 Park Avenue, New York, New York (together with all related personal property, intangibles, improvements and fixtures, the "237 Property"), and (y) a 99% interest as a limited partner in 1290 L.P., which owns a direct interest in that certain property known as 1290 Avenue of the Americas, New York, New York (together with all related personal property, intangibles, improvements and fixtures, "1290 Sixth"); and

            WHEREAS, UTLP holds a 5% interest as the limited partner of LTLP;
and

            WHEREAS, it is intended that 237 Park L.P. shall be converted into a Delaware limited liability company ("237 Park LLC"); and

            WHEREAS, it is intended that following such conversion, Metropolis and UTLP shall cause LTLP to liquidate, and pursuant to such liquidation, each of Metropolis and UTLP shall receive an in-kind distribution of its pro rata portion of LTLP's interests in 237 Park LLC and 1290 L.P.; and

            WHEREAS, Metropolis and 237 GP Corp, as sellers, and 237 Park Investors, L.L.C. (an affiliate of OHSP), as buyer, have entered into the Interest Purchase Agreement (as defined below) pursuant to which 237 Park Investors, L.L.C. will acquire the respective interests of Metropolis and 237 GP Corp in 237 Park LLC (following the conversion); and

            WHEREAS, UTLP and OHSP desire to enter into a Contribution Agreement (the "Contribution Agreement") in connection with UTLP's contribution of its membership interest in 237 Park LLC for Class A Partnership Units in OHSP (the "UTLP OHSP Units") as more particularly described herein; and

            WHEREAS, the JMB/NYC Partners (as defined below) and Metropolis desire to enter into an Amendment and Release Agreement (the "Amendment and Release Agreement") relating to the Indemnification Agreement (as defined below) in connection with the transactions contemplated by this Agreement and the Interest Purchase Agreement.

            NOW, THEREFORE, in consideration of the mutual terms, covenants and conditions herein contained, and for other good, valid and binding consideration (including, without limitation, the terms, covenants and conditions set forth in the Interest Purchase Agreement), the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    SECTION 1

                                   DEFINITIONS

            When used herein, the following capitalized terms shall have the following meanings:

            "Agreement" shall have the meaning set forth in the first paragraph hereof.

            "Amendment and Release Agreement" shall have the meaning set forth in the recitals hereto.

            "Closing" shall have the meaning set forth in Section 2.02 hereof.

            "Closing Date" shall have the meaning set forth in Section 2.02 hereof.

            "Closing Transactions" shall have the meaning set forth in Section
2.01 hereof.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Confidential Information" shall have the meaning set forth in
Section 4.06(a) hereof.

            "Contribution Agreement" shall have the meaning set forth in the recitals hereto.

            "Effective Time" shall have the meaning set forth in Section 2.02 hereof.

            "Fair Market Value" shall have the meaning set forth in Section 5.5 of the OHSP Partnership Agreement.

            "FW Strategic" shall have the meaning set forth in the first paragraph hereof.

            "Indemnifiable Action" shall have the meaning set forth in Section 7.02(a)(ii) hereof.

            "Indemnification Agreement" shall mean that certain Indemnification Agreement dated as of October 10, 1996 by and among the JMB/NYC Partners and Metropolis.

            "Interest Purchase Agreement" shall mean that certain Interest Purchase Agreement, by and among 237 Park Investors L.L.C., Metropolis Reality Trust, Inc. and 237 GP Corp., dated as of September 23, 1999, as the same was modified by letters dated October 6, 1999, October 13, 1999, October 14, 1999, and October 18, 1999, and by an Amendment No. 4 to Interest Purchase Agreement dated October 15, 1999, as the same may be further modified or amended from time to time.

            "JMB/NYC Controlled Entity" shall mean JMB/NYC, its partners (including, without limitation, any Indemnitor), stockholders, agents or affiliates.

            "JMB/NYC" shall have the meaning set forth in the first paragraph of this Agreement.

            "JMB/NYC Indemnifiable Action" shall have the meaning set forth in
Section 7.02(a)(i) hereof.

            "JMB/NYC Partners" shall mean Property Partners, Carlyle XIII and Carlyle XIV.

            "JMB/NYC Special" shall have the meaning set forth in the first paragraph of this Agreement.

            "Losses" shall mean any and all losses, claims, liabilities, damages, costs or expenses (including, without limitation, reasonable counsel fees) of any nature whatsoever, contingent or otherwise, foreseen or unforeseen.

            "LTLP" shall have the meaning set forth in the recitals hereto.

            "LTLP LP Agreement" shall mean that certain Agreement of Limited Partnership of 237/1290 Lower Tier Associates, L.P., dated as of October 10, 1996, and entered into by and between Metropolis and UTLP.

            "Metropolis" shall have the meaning set forth in the first paragraph hereof.

            "New 237 Park Indebtedness" shall mean any non-recourse indebtedness secured by the 237 Property or by an interest in a limited liability company which is directly or indirectly wholly-owned by 237 Park LLC and through which the 237 Property is wholly owned (or any refinancing thereof), which indebtedness shall constitute a "nonrecourse liability" allocable to UTLP pursuant to U.S. Treasury regulation section 1.752-1(a)(2) and shall qualify as qualified non-recourse financing within the meaning of Section 465(b)(6) of the Code.

            "OHSP Adverse Transaction" shall mean (i) any sale, disposition, transfer or exchange of the 237 Property, or of any of OHSP's interests in the 237 Park Entities, (ii) any release, discharge or reduction of New 237 Park Indebtedness of the 237 Park Entities below $200 million (other than through actions taken by a secured lender such as application of insurance proceeds or condemnation awards or the exercise of remedies, or in the case where the released indebtedness is concurrently being replaced with other non-recourse indebtedness complying with clause (B) below), (iii) any distribution of the assets of the 237 Park Entities (other than distributions of cash and other distributions by the 237 Park Entities in the ordinary course of business), or
(iv) any other transaction or agreement to which OHSP or the 237 Park Entities is a party, if as a result of any such transaction or agreement described in
(i), (ii), (iii), or (iv) above, JMB/NYC would be required to recognize a material amount of taxable income or gain prior to the earlier of (1) the exercise by FW Strategic of the right set forth in Section 4.02(c) hereof and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under such Section 4.02(c), and (2) the exercise by JMB/NYC of the right set forth in the proviso of Section 4.02(d)(ii) hereof and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under such Section 4.02(d). "OHSP Adverse Transactions" shall specifically exclude (A) distribution of income of the 237 Park Entities or OHSP derived in the ordinary course of the 237 Park Entities' business, (B) incurrence of New 237 Park Indebtedness of the properties owned by the 237 Park Entities on commercially reasonable terms in an aggregate amount equal to not less than $200,000,000, (C) payment of amortization on non-recourse financing encumbering the assets owned by the 237 Park Entities, provided that the outstanding balance of such financing is not reduced below $200,000,000, in the aggregate, between the date hereof and the earlier of (1) the exercise by FW Strategic of the right set forth in Section 4.02(c) hereof and the receipt by JMB/NYC, in accordance with
Section 4.02(e), of all amounts to be received under such Section 4.02(c), and
(2) the exercise by JMB/NYC of the right set forth in the proviso of Section 4.02(d)(ii) hereof and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under such Section 4.02(d), and other repayments of principal as described in the parenthetical of clause (ii) above (i.e., actions taken by a secured lender such as application of insurance proceeds or condemnation awards or the exercise of remedies, or in the case where the released indebtedness is concurrently being replaced with other non-recourse indebtedness complying with clause (B) above), (D) a transfer of the 237 Property owned by any of the 237 Park Entities pursuant to an involuntary foreclosure or similar action arising from a default by any of the 237 Park Entities with respect to its obligations under its indebtedness, (E) a transfer of the 237 Property to any 237 Park Entity in connection with the obligations of any 237 Park Entity under its indebtedness, and (F) a transfer of the 237 Property pursuant to a voluntary foreclosure or similar action arising from a default by any of the 237 Park Entities with respect to such entities' obligations under the New 237 Park Indebtedness; provided that, in the case of a consensual foreclosure or deed in lieu of foreclosure by reason of a default under the New 237 Park Indebtedness (as defined pursuant to the terms thereof), the default is a bona fide default and the foreclosure or deed in lieu of foreclosure is not a collusive transaction between the holders of the New 237 Park Indebtedness and 237 Park LLC, or any member thereof or any affiliate of either, attributable to any commonality of ownership between the beneficial ownership of the New 237 Park Indebtedness and 237 Park LLC or any member thereof or any affiliate of either.

            "OHSP" shall have the meaning set forth in the first paragraph hereof.

            "OHSP Indemnifiable Action" shall have the meaning set forth in
Section 7.02(a)(ii) hereof.

            "OHSP Partnership Agreement" shall mean that certain agreement of limited partnership relating to OHSP, as the same may be amended or modified from time to time.

            "Parties" shall have the meaning set forth in the first paragraph hereof.

            "Property Partners" shall have the meaning set forth in the first paragraph of this Agreement.

            "Representatives" shall have the meaning set forth in Section 4.06(a) hereof.

            "Termination Date" shall have the meaning set forth in Section 6.01(b) hereof.

            "Transaction Agreements" shall mean this Agreement, the Contribution Agreement, the Amendment and Release Agreement, and the Interest Purchase Agreement.

            "1290 GP Corp." shall have the meaning set forth in the first paragraph of this Agreement.

            "1290 L.P." shall have the meaning set forth in the first paragraph hereof.

            "1290 LP Agreement" shall mean that certain agreement of limited partnership relating to 1290 L.P., as the same may be amended or modified from time to time.

            "1290 Sixth" shall have the meaning set forth in the recitals hereto.

            "237 Book/Tax Amount" shall have the meaning set forth in Section 4.02(a) hereof.

            "237 GP Corp." shall have the meaning set forth in the first paragraph hereof.

            "237 Park Entities" shall mean 237 Park LLC and any other direct or indirect wholly-owned, single member, limited liability company subsidiary of 237 Park LLC formed in connection with the New 237 Park Indebtedness financing.

            "237 Park LLC" shall have the meaning set forth in the recitals hereto.

            "237 Park L.P." shall have the meaning set forth in the recitals hereto.

            "237 Park Partners LP Agreement" shall mean that certain agreement of limited partnership relating to 237 Park L.P., as the same may be amended or modified from time to time.

            "237 Property" shall have the meaning set forth in the recitals hereto.

            "UTLP" shall have the meaning set forth in the first paragraph hereof.

            "UTLP GP Corp." shall have the meaning set forth in the first paragraph hereof.

             "UTLP LP Agreement" shall mean that certain Second Amended and Restated Limited Partnership Agreement of UTLP, dated as of October 14, 1997, entered into by and between UTLP GP Corp., JMB/NYC and JMB/NYC Special.

            "UTLP OHSP Units" shall have the meaning set forth in the recitals hereto.

                                    SECTION 2

                                     CLOSING

            2.01 Transactions on the Closing Date. Subject to the terms and on the conditions of this Agreement, at or before Closing, each of the following transactions (the "Closing Transactions") shall be consummated in the following order (and only upon the completion of the transaction set forth in the paragraph immediately prior to it):

            (a) Conversion of 237 Park L.P. (i) LTLP, Metropolis, 237 GP Corp. and 237 Park L.P. shall, and LTLP, Metropolis and 237 GP Corp. shall cause 237 Park L.P. to, (A) take all actions necessary in order to effect the conversion of 237 Park L.P. from a Delaware limited partnership to a Delaware limited liability company, and (B) immediately following such conversion, appoint OHSP as the manager (and submit to OHSP the written resignation of each other manager, if any) of 237 Park LLC, and amend its certificate of formation to reflect such changes.

            (ii) It is hereby expressly agreed by the Parties that, in conjunction with, and to effectuate, the closing under the Interest Purchase Agreement, OHSP shall have the right, in its sole discretion, to amend, restate or otherwise modify the terms of the 237 Park Partners LP Agreement and, upon the execution thereof, the limited liability company agreement of 237 Park LLC.

            (b) Amendments to the UTLP and 1290 LP Agreements. (i) The UTLP LP Agreement shall be amended so that such agreement shall conform in both form and substance to the form attached to this Agreement as Exhibit A.

            (ii) The 1290 LP Agreement shall be amended so that such agreement shall conform in both form and substance to the form attached to this Agreement as Exhibit B.

            (c) Liquidation. Metropolis, UTLP and UTLP GP Corp. shall cause LTLP to liquidate in accordance with the terms of a liquidation agreement attached hereto as Exhibit C, and in connection with such liquidation, each of Metropolis and UTLP shall receive an in-kind distribution of its pro rata portion of LTLP's interests in 237 Park LLC and 1290 LP.

            (d) Creation of 237 Park Entities; Transfer of 237 Property. In accordance with the provisions of the Interest Purchase Agreement, Metropolis, 237 GP Corp. and UTLP shall cause 237 Park LLC to, and 237 Park LLC shall (x) form a subsidiary, which subsidiary shall at all times, remain a direct or indirect wholly-owned subsidiary of 237 Park LLC; (y) transfer ownership of the 237 Property to such subsidiary, and (z) thereafter, form one or more additional subsidiaries as may be required by the lenders in conjunction with the New 237 Park Indebtedness, which additional subsidiaries shall at all times, remain direct or indirect wholly-owned subsidiaries of 237 Park LLC. Such subsidiaries shall, together with 237 Park LLC, constitute the 237 Park Entities as defined herein.

            (e) Contribution of 237 Park LLC Membership Interests. Subsequent to the sale by Metropolis and 237 GP Corp. of their respective partnership interests (or, following the conversion of 237 Park L.P., of their respective membership interests) in 237 Park L.P. or 237 Park LLC, as applicable, to 237 Park Investors, L.L.C., UTLP shall contribute its membership interest in 237 Park LLC to OHSP as consideration for UTLP's receipt of Class A Partnership Units in OHSP with a Fair Market Value and initial Capital Account on the Closing Date of $505,050.

            2.02 The Closing; Effective Time. The closing (the "Closing") with respect to the Closing Transactions shall take place (i) at the same time (the "Effective Time"), on the same date (the "Closing Date") and at the same location of the closing under the Interest Purchase Agreement, subject to satisfaction or waiver of the conditions set forth in Section 3 hereof, or (ii) at such other place, time and/or date as the Parties shall mutually agree in writing.

                                    SECTION 3

                              CONDITIONS TO CLOSING

            The obligation of each Party to consummate the Closing Transactions shall be conditioned as follows:

            3.01 Subscription. It shall be a condition of OHSP's obligation to close hereunder that, simultaneous to the occurrence of the Closing Transactions as set forth above, UTLP shall be delivering to OHSP a Contribution Agreement in the form set forth in Exhibit D hereto.

            3.02 Closing Under Interest Purchase Agreement. It shall be a condition of OHSP's, Metropolis's, UTLP's and JMB/NYC's obligation to close hereunder that, simultaneous to the occurrence of the Closing Transactions as set forth above, the closing of the purchase under the Interest Purchase Agreement shall be occurring (and all conditions to such closing shall either have been satisfied or waived).

            3.03 Execution of the Amendment and Release Agreement. It shall be a condition of JMB/NYC's obligation to close hereunder that, simultaneous to the occurrence of the Closing Transactions as set forth above, the execution and delivery of the Amendment and Release Agreement in the form set forth in Exhibit E hereto by the JMB/NYC Partners and Metropolis shall be occurring.

            3.04 Participation Extinguished. It shall be a condition of JMB/NYC's obligation to close hereunder that, simultaneous to the occurrence of the Closing Transactions as set forth above, Metropolis shall assign its interest in (i) that certain Second Amended, Restated and Consolidated Note, dated as of October 10, 1996, made by JMB/NYC in favor of Metropolis in an original principal amount of $88,572,780 (a true and correct copy of which is attached hereto as Exhibit F); (ii) that Second Amended, Restated and Consolidated Security Agreement, dated as of October 10, 1996, between JMB/NYC and Metropolis; and (iii) that certain Participation Agreement, dated as of October 10, 1996, between Metropolis and Michigan Avenue, L.L.C., a Delaware limited liability company ("Michigan Avenue, LLC"), to Michigan Avenue, LLC.

            3.05 Representations and Warranties; Covenants. It shall be a condition of each Party's obligation to close hereunder, that, with respect to each other Party:

            (a) such Party's respective representations and warranties contained in this Agreement shall be true at and as of the Effective Time with the same effect as though made at and as of such time; provided, however, that, with respect to representations and warranties which expressly speak as of a different date, the same shall be true as of such date.

            (b) such Party shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it (and, with respect to Section 2.01, such performance or compliance shall have occurred in the appropriate order) on or before the Effective Time.

                                    SECTION 4

                            COVENANTS AND AGREEMENTS

            4.01 Pre-Closing Covenants and Agreements. After the date hereof and prior to the Effective Time (unless otherwise agreed to in writing by all of the Parties):

            (a) JMB Consent. JMB/NYC, the JMB/NYC Partners and JMB/NYC Special shall (and hereby do) expressly acknowledge, and grant their unconditional consent and, as applicable, approval to, all of the Closing Transactions expressly provided for in Section 2.01 hereof and all acts which must be taken by any Party in connection therewith.

            (b) [Intentionally Omitted]

            4.02 Post-Closing Covenants and Agreements.

            (a) OHSP will treat and report UTLP's Code Section 704(c) book/tax difference with respect to UTLP's interest in OHSP (taking into account the remedial allocation under Section 4.02(b)(ii)) as equal to approximately $191,400,000 as of the Effective Time (the "237 Book/Tax Amount").

            (b) From the Closing Date to the earlier of (x) the exercise by FW Strategic of the right set forth in Section 4.02(c) hereof, and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under Section 4.02(c), and (y) the exercise by JMB/NYC of the right set forth in the proviso of Section 4.02(d)(ii) hereof, and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under Section 4.02(d)(ii):

            (i) Maintenance and Allocation of Indebtedness. OHSP shall, or shall cause the 237 Park Entities to, (A) maintain outstanding New 237 Park Indebtedness in a principal amount equal at least to $200 million which indebtedness shall qualify as qualified non-recourse financing (within the meaning of section 465(b)(6)(B) of the Code); (B) report a portion of the New 237 Park Indebtedness in a principal amount equal to not less than the 237 Book/Tax Amount (as reduced each year by the amount allocated to UTLP under the "remedial method" pursuant to clause (ii) of this Section 4.02(b)) as being allocated to UTLP for U.S. federal income tax purposes; (C) file all U.S. federal and state income tax returns in a manner consistent with such allocation of the New 237 Park Indebtedness; (D) report all of the liabilities allocated to UTLP as qualified non-recourse financing (within the meaning of section 465(b)(6)(B) of the Code); and (E) in preparing any income tax return, not make any statement or file any attachment that indicates that there is more than one activity with respect to the 237 Park Entities for purposes of section 465 of the Code.

            (ii) Election of Remedial Method. UTLP and JMB/NYC hereby expressly recognize and agree that OHSP shall elect to make U.S. federal income tax allocations in respect of the 237 Property in accordance with the "remedial method" described in U.S. Treasury regulation section 1.704-3(d). OHSP agrees that the effect of using the "remedial method" described in U.S. Treasury regulation section 1.704-3(d) shall be that UTLP shall receive an annual remedial income allocation from the 237 Property in an amount equal to approximately $4,600,000.

            (iii) OHSP Classification. OHSP shall be classified as a partnership
                  (and not as a publicly traded partnership) for federal income tax purposes.

            (c) FW Strategic Call Right. FW Strategic shall, upon ninety (90) days' prior written notice to UTLP and JMB/NYC, have the continuing right, exercisable at any time during the month of January of each calendar year commencing with 2002, to purchase, or to cause its designee to purchase, the UTLP OHSP Units free and clear of all liens, restrictions, and encumbrances, for a cash amount (which cash amount shall not be reduced or increased in any way in respect of any costs or fees imposed by any Party) equal to the greater of the Fair Market Value of such UTLP OHSP Units or $656,566.

            (d) Non-Transferability and Non-Redeemability of the UTLP OHSP Units and JMB/NYC Put Right. After the Effective Time:

            (i) UTLP shall not in any way transfer, assign, sell, abandon, hypothecate, pledge, exchange or otherwise dispose of or encumber any of the UTLP OHSP Units or any interest therein without the consent of OHSP, which consent may be withheld in OHSP's sole and absolute discretion.

            (ii) notwithstanding any of the provisions of the OHSP Partnership Agreement to the contrary, UTLP shall not have any rights to redeem, or to cause the redemption of, the UTLP OHSP Units; provided, however, that JMB/NYC shall, upon ninety (90) days' prior written notice to UTLP, FW Strategic and OHSP, have the continuing right, exercisable at any time during the month of July of each calendar year commencing with 2001, to cause the sale by UTLP of the UTLP OHSP Units, and, in the event of the exercise of such right, (x) UTLP shall have the obligation, and hereby agrees, to sell, and (y) FW Strategic and OHSP, jointly and severally, shall have the obligation, and hereby agree, to purchase (either directly or through their respective assigns or designees), the UTLP OHSP Units free and clear of all liens, restrictions, and encumbrances, for a net cash amount (which cash amount shall not be reduced or increased in any way in respect of any costs or fees imposed by any Party) equal to the greater of the Fair Market Value of such UTLP OHSP Units or $505,050.

            (e) Payment Directions. Notwithstanding anything to the contrary in this Agreement or otherwise, any payments to be made by FW Strategic or OHSP pursuant to Section 4.02(c) or 4.02(d)(ii) of this Agreement shall be made directly by wire transfer to the partners of UTLP in the ratio of 99.001% of the funds to be paid pursuant to such sections to JMB/NYC pursuant to the written wire instructions of JMB/NYC and .999% of the funds to be paid pursuant to such sections to UTLP GP Corp. pursuant to the written wire instructions of UTLP GP Corp., without reduction for any fees, expenses or costs.

            (f) 1290 L.P. will treat and report UTLP's Code Section 704(c) book/tax difference with respect to UTLP's interest in 1290 L.P. as equal to approximately $129,700,000 as of the Effective Time.

            (g) From and after the Closing Date to the date UTLP is no longer a partner in 1290 L.P., (i) 1290 L.P. agrees that the effect of using the "remedial method" described in U.S. Treasury regulation section 1.704-3(d) shall be that UTLP shall receive an annual remedial income allocation from 1290 L.P. in an amount equal to approximately $3,300,000; (ii) 1290 L.P. shall qualify and report all of the liabilities allocated to UTLP as qualified non-recourse financing (within the meaning of section 465(b)(6)(B) of the Code); and (iii) in preparing any income tax return, 1290 L.P. shall not make any statement or file any attachment that indicates that there is more than one activity for purposes of Section 465 of the Code.

            4.03 OHSP Adverse Transactions. OHSP hereby covenants that no OHSP Adverse Transaction shall occur from the Closing Date hereof to the earlier of
(x) the exercise by FW Strategic of the right set forth in Section 4.02(c) hereof, and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received pursuant to Section 4.02(c), and (y) the exercise by JMB/NYC of the right set forth in the proviso of Section 4.02(d)(ii) hereof, and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under Section 4.02(d)(ii), it being hereby expressly agreed that in no event shall the consummation of any of the Closing Transactions be deemed to be an "OHSP Adverse Transaction".

            4.04. Further Assurances. After the date hereof and at any time thereafter, each Party shall, subject to the fulfillment of each of the covenants and conditions of performance set forth herein or the waiver thereof, use its reasonable best efforts (a) to perform such further acts and execute such documents as may be required to (i) effect the transactions expressly provided in the Transaction Agreements, (ii) obtain in a timely manner all necessary waivers, consents and approvals, and effect all necessary filings, in each case as required in order to effect the transactions expressly provided in the Transaction Agreements, and, (b) to take, or cause to be taken, all other actions and to do, or cause to be done, all other things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the provisions of the Transaction Agreements and the transactions expressly provided therein.

            4.05. Negative Covenant. After the date hereof and at any time thereafter, no Party shall take or refuse to take any action (including, without limitation, refusing to approve or otherwise consent to any act for which the approval or consent of such Party is required) so as to hinder, delay or otherwise impair the ability of any Party to consummate the transactions expressly provided for in the Transaction Agreements.

            4.06. Confidentiality. (a) Each Party hereby agrees that it will not, without the prior written consent of the other Parties, disclose to any person (i) the identities of the other Parties or any of their investors or affiliates, (ii) the fact that this Agreement or the other Parties exist, (iii) the status of the discussions or negotiations relating to the transactions expressly provided for in the Transaction Agreements, (iv) copies of, or the terms and provisions contained in, this Agreement, the Contribution Agreement, the Amendment and Release Agreement, or any other documents or agreements necessary to the consummation of the transactions expressly provided for in the Transaction Agreements, or (v) any other material confidential information with respect to the Parties or their respective operations or other assets thereof (collectively, "Confidential Information"); provided, however, that any Party may disclose Confidential Information (A) to its partners or members (as applicable), officers, directors, employees, affiliates, investors, agents, advisors and lenders (including, without limitation, any accountants, attorneys or financial advisors) (the "Representatives") who need to know such information for the purpose of evaluating the transactions contemplated by the Transaction Agreements (it being understood and agreed that such Party shall advise such persons of their obligations concerning the confidentiality of such Confidential Information and shall instruct such persons to maintain the confidentiality of such Confidential Information in accordance with the terms of this Agreement),
(B) pursuant to a subpoena or other legal process received in connection with a judicial, administrative or regulatory proceeding in which such Party or its Representatives are involved, subject to the provisions of Section 8.02, and (C) to the extent that it is required to be disclosed by law or the rules or regulations of any relevant regulatory organization, or that it is otherwise deemed advisable in the opinion of counsel to such Party; provided, further that, in the case of the foregoing clause (B), the applicable Party shall provide the other Parties promptly with prior written notice of the applicable matter and cooperate with the other Parties (at such other Parties' sole cost and expense) to the extent such Parties seek any protective order to prevent the disclosure of all or any portion of any Confidential Information.

            (b) No Party shall issue any press release or make any other public announcement (it being agreed that the provisions of this paragraph (b) shall apply to voluntary press releases or public announcement in contrast to the required press releases or public announcements which are governed by the provisions of paragraph (a) above) with respect to the Transaction Agreements without the prior written consent of the other Parties; provided, however, that any Party may issue a press release or make a public announcement if, in the reasonable opinion of counsel to such Party, (x) the information contained therein is required to be disclosed by law or the rules or regulations of any relevant regulatory organization and (y) such press release or public announcement does not involve the disclosure of any Confidential Information.

            4.07 OHSP shall furnish to UTLP, within sixty (60) days after the close of its fiscal year, a statement required pursuant to Section 7.3 of the OHSP Partnership Agreement.

            4.08 Each Party to this Agreement hereby covenants that it shall notify in writing each other Party to this Agreement, prior to the occurrence of and at the Closing hereunder, upon its having knowledge of any facts or circumstances that would make any of the representations, warranties, covenants or agreements contained in this Agreement untrue or incorrect as of such date and as of the Closing Date.

            4.09 237 Park L.P., 237 GP Corp., Metropolis, OHSP and UTLP agree that if there is an actual or deemed liquidation of 237 Park L.P. (or, following conversion, 237 Park LLC), UTLP will be allocated for federal income tax purposes the same amount of any indebtedness secured by the 237 Property or by an interest in 237 Park L.P. (or, following conversion, 237 Park LLC) or in a partnership or limited liability company which is directly or indirectly wholly-owned by 237 Park L.P. (or, following conversion, 237 Park LLC) as was allocated to UTLP immediately prior to the actual or deemed liquidation.

                                    SECTION 5

                         REPRESENTATIONS AND WARRANTIES

            5.01. OHSP hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) It has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (c) This Agreement has been duly authorized and duly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of it, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (d) Neither the execution, delivery and performance of this Agreement by OHSP nor the consummation of any other of the transactions herein contemplated by OHSP nor the fulfillment of the terms hereof or thereof by OHSP will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of OHSP or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which OHSP is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to OHSP of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over OHSP.

            (e) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by OHSP of this Agreement, except for any of the foregoing which have been obtained.

            (f) OHSP will not, (i) immediately after UTLP contributes its membership interests in 237 Park LLC to OHSP in return for the UTLP OHSP Units, be a partnership described in section 721(b) of the Code (i.e., a partnership that would be an "investment company" within the meaning of section 351(e) of the Code if it were incorporated) or (ii) at the time that UTLP contributes its membership interests in 237 Park LLC to OHSP in return for the UTLP OHSP Units, (A) have any plan or intention to become a partnership described in section 721(b) of the Code or (B) have any obligation to acquire additional assets or dispose of assets that would cause it to become a partnership described in section 721(b) of the Code.

            (g) OHSP will be classified as a partnership (and not as a publicly traded partnership) for federal income tax purposes.

            (h) The audited financial statements of OHSP as of and for the year ended December 31, 1998, and the unaudited financial statements of OHSP as of and for the periods ended June 30, 1999, and September 30, 1999, respectively, provided by OHSP to JMB/NYC present fairly in all material respects the financial condition and results of operations of OHSP as of and for the periods ended on the dates thereof. Since September 30, 1999, there has been no material adverse change in the financial condition, assets, operations or prospects of OHSP other than in the ordinary course of its business or fluctuations in the market value of its assets in the ordinary course.

            (i) OHSP is not subject to any litigation, claim, action or proceeding that could, if adversely determined, have a material adverse effect on the financial condition, assets, operations or prospects of OHSP and nothing has come to the attention of OHSP to cause it to believe that any entity in which it has invested is subject to any litigation, claim, action or proceeding that could, if adversely determined, have a material adverse effect on the financial condition, assets, operations or prospects of OHSP.

            5.02. UTLP GP Corp. hereby represents and warrants, with respect to UTLP, as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) It owns a 5% limited partnership interest in LTLP, free and clear of any liens, restrictions, and encumbrances (except for those liens, restrictions or encumbrances provided in the LTLP LP Agreement running in favor of the partners of LTLP or their affiliates).

            (c) It has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of it, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by UTLP nor the consummation of any other of the transactions herein contemplated by UTLP or the fulfillment of the terms hereof or thereof by UTLP will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of UTLP or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which UTLP is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to UTLP of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over UTLP.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by UTLP of this Agreement, except for any of the foregoing which have been obtained.

            (g) It has not been formed or recapitalized for the specific purpose of acquiring the UTLP OHSP Units.

            5.03. JMB/NYC, the JMB/NYC Partners and JMB/NYC Special hereby represent and warrant (each only as to itself) as of the date hereof and as of the Closing, as follows:

            (a) With respect to JMB/NYC, it is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Illinois, with full power and authority to perform its obligations under this Agreement. With respect to Property Partners, Carlyle XIII and Carlyle XIV, each is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Illinois, with full power and authority to perform its obligations under this Agreement. With respect to JMB/NYC Special, it is duly organized, validly existing and in good standing as a corporation, under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) JMB/NYC owns a 98.901% limited partnership interest, and JMB/NYC Special owns a 0.1% general partnership interest, in UTLP, in each case, free and clear of any liens, restrictions, and encumbrances (except for those liens, restrictions or encumbrances provided in the UTLP LP Agreement running in favor of the partners of UTLP or their affiliates or that certain Amended, Restated and Consolidated Security Agreement, dated October 10, 1996 by and between JMB/NYC and Metropolis). Property Partners, Carlyle XIII and Carlyle XIV collectively own 100% of the limited partnership interests in JMB/NYC. JMB/NYC Special is the sole general partner of JMB/NYC.

            (c) JMB/NYC, JMB/NYC Special and each of the JMB/NYC Partners have all requisite power and authority to enter into this Agreement, and the person signing this Agreement on behalf of each such entity has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by JMB/NYC, JMB/NYC Special and each of the JMB/NYC Partners and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of each such entity, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by JMB/NYC, JMB/NYC Special or any of the JMB/NYC Partners nor the consummation of any other of the transactions herein contemplated by any such entity or the fulfillment of the terms hereof or thereof by any such entity will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of any such entity or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which such entity is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to such entity of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such entity.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by JMB/NYC, JMB/NYC Special or any of the JMB/NYC Partners of this Agreement, except for any of the foregoing which have been obtained.

            5.04. Metropolis hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a corporation under the laws of the State of Maryland, with full power and authority to perform its obligations under this Agreement.

            (b) It owns 100% of the capital stock of 237 GP Corp., free and clear of any liens, restrictions, and encumbrances. It owns a 95% general partnership interest in LTLP, free and clear of any liens, restrictions, and encumbrances.

            (c) It has all corporate power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by Metropolis and, assuming the due authorization, execution and delivery by the other Parties constitutes the valid and binding instrument or agreement of Metropolis, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by Metropolis nor the consummation of any other of the transactions herein contemplated by Metropolis or the fulfillment of the terms hereof or thereof by Metropolis will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of Metropolis or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which Metropolis is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to Metropolis of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Metropolis.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by Metropolis of this Agreement, except for any of the foregoing which have been obtained.

            (g) Attached hereto as Exhibit G is a schedule reflecting the relevant dates and amounts of (i) all capital contributions and loans (including the identity of the lender and a description of the terms thereof) received by LTLP, 237 Park L.P. (and, following conversion, 237 Park LLC) and 1290 L.P. and (ii) all distributions made by LTLP, 237 Park L.P. (and, following conversion, 237 Park LLC) and 1290 L.P. for the period commencing October 10, 1996 through the date hereof and updated as of the Closing after giving effect to the transactions expressly provided for in the Transaction Agreements.

            (h) Attached hereto as Exhibit H is a schedule reflecting all cash and cash equivalents held by each of 237 Park L.P. (and, following conversion, 237 Park LLC), 1290 Park L.P. and LTLP as of the date hereof and updated as of the Closing after giving effect to the transactions expressly provided for in the Transaction Agreements.

            5.05. UTLP GP Corp. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) 100% of the capital stock of UTLP GP Corp. is owned by Metropolis. UTLP GP Corp. owns a 0.999% general partnership interest in UTLP, free and clear of any liens, restrictions, and encumbrances.

            (c) It has all corporate power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by UTLP GP Corp. and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of UTLP GP Corp, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by UTLP GP Corp. nor the consummation of any other of the transactions herein contemplated by UTLP GP Corp. or the fulfillment of the terms hereof or thereof by UTLP GP Corp. will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of UTLP GP Corp. or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which UTLP GP Corp. is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to UTLP GP Corp. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over UTLP GP Corp.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by UTLP GP Corp. of this Agreement, except for any of the foregoing which have been obtained.

            5.06. 237 Park L.P. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) 237 Park L.P. is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement; provided, however, that, upon conversion of 237 Park L.P. to 237 Park LLC, 237 Park LLC shall be and shall continue to be through the time of Closing, duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware.

            (b) 237 Park L.P. has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (c) This Agreement has been duly authorized and duly executed and delivered by 237 Park L.P. and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of 237 Park L.P. and, following conversion, 237 Park LLC, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (d) Neither the execution, delivery and performance of this Agreement by 237 Park L.P. or 237 Park LLC nor the consummation of any other of the transactions herein contemplated by 237 Park L.P. or 237 Park LLC or the fulfillment of the terms hereof or thereof by 237 Park L.P. or 237 Park LLC will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of 237 Park L.P. or 237 Park LLC or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which 237 Park L.P. or 237 Park LLC is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to 237 Park L.P. or 237 Park LLC of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over 237 Park L.P. or 237 Park LLC.

            (e) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance, as applicable, by 237 Park L.P. or 237 Park LLC of this Agreement, except for any of the foregoing which have been obtained.

            5.07. FW Strategic hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Texas, with full power and authority to perform its obligations under this Agreement.

            (b) It has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Parties constitutes the valid and binding instrument or agreement of it, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by FW Strategic nor the consummation of any other of the transactions herein contemplated by FW Strategic or the fulfillment of the terms hereof or thereof by FW Strategic will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of FW Strategic or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which FW Strategic is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to FW Strategic of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over FW Strategic.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by FW Strategic of this Agreement, except for any of the foregoing which have been obtained.

            5.08. 237 GP Corp. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) 100% of the capital stock of 237 GP Corp. is owned by Metropolis. 237 GP Corp. owns a 1% general partnership interest (the sole general partnership interest) in

      237 Park L.P. (or, following the conversion, a 1% membership interest in 237 Park LLC) free and clear of any liens, restrictions, and encumbrances.

            (c) It has all corporate power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by 237 GP Corp. and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of 237 GP Corp, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by 237 GP Corp. nor the consummation of any other of the transactions herein contemplated by 237 GP Corp. or the fulfillment of the terms hereof or thereof by 237 GP Corp. will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of 237 GP Corp. or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which 237 GP Corp. is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to 237 GP Corp. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over 237 GP Corp.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by 237 GP Corp. of this Agreement, except for any of the foregoing which have been obtained.

            5.09. 1290 L.P. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a limited partnership under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) It has all partnership power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (c) This Agreement has been duly authorized and duly executed and delivered by it and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of it, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (d) Neither the execution, delivery and performance of this Agreement by 1290 L.P. nor the consummation of any other of the transactions herein contemplated by 1290 L.P. or the fulfillment of the terms hereof or thereof by 1290 L.P. will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of 1290 L.P. or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which 1290 L.P. is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to 1290 L.P. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over 1290 L.P.

            (e) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by 1290 L.P. of this Agreement, except for any of the foregoing which have been obtained.

            5.10. 1290 GP Corp. hereby represents and warrants as of the date hereof and as of the Closing, as follows:

            (a) It is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware, with full power and authority to perform its obligations under this Agreement.

            (b) 100% of the capital stock of 1290 GP Corp. is owned by Metropolis. 1290 GP Corp. owns a 1.0% general partnership interest in 1290 L.P., free and clear of any liens, restrictions, and encumbrances.

            (c) It has all corporate power and authority to enter into this Agreement, and the person signing this Agreement on behalf of it has been duly authorized by it to do so.

            (d) This Agreement has been duly authorized and duly executed and delivered by 1290 GP Corp. and, assuming the due authorization, execution and delivery by the other Parties, constitutes the valid and binding instrument or agreement of 1290 GP Corp, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (e) Neither the execution, delivery and performance of this Agreement by 1290 GP Corp. nor the consummation of any other of the transactions herein contemplated by 1290 GP Corp. or the fulfillment of the terms hereof or thereof by 1290 GP Corp. will conflict with, result in a breach or violation of, or constitute a default (or any event which with the giving of notice or the lapse of time or both would constitute a default) under the organizational documents of 1290 GP Corp. or the terms of any indenture, loan agreement, bond, note, evidence of indebtedness, mortgage, deed of trust, lease, license, permit, franchise, certificate or other agreement or instrument to which 1290 GP Corp. is a party or by which it is bound or to which any of its properties are subject, or require any authorization or approval under or pursuant to any of the foregoing, or violate in any material respect any statute, treaty, rule, regulation, ordinance, judgment, order, writ, ruling, injunction or decree applicable to 1290 GP Corp. of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over 1290 GP Corp.

            (f) No consent, approval, authorization or order of, or qualification with, any court or governmental authority is required in connection with the execution, delivery or performance by 1290 GP Corp. of this Agreement, except for any of the foregoing which have been obtained.

                                    SECTION 6

                            TERMINATION AND AMENDMENT

            6.01 Termination. This Agreement may be terminated at any time before the Closing Date (except as otherwise provided herein) as follows:

            (a)   by mutual written consent of all of the Parties;

            (b) by any of the Parties, if the Closing shall not have occurred on or before December 31, 1999 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 6.0l shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before the Termination Date; and

            (c) by OHSP or Metropolis, upon written notice from either such Party delivered to each of the other Parties hereto that the Interest Purchase Agreement has been terminated.

            6.02 Effect of Termination. In the event of the termination of this Agreement pursuant to this Section 6, this Agreement shall become void and of no effect with no liability to any Party; provided, however, that (i) no such termination shall relieve any Party from any liability for the damages (excluding consequential damages) resulting from any willful and intentional breach of this Agreement, and (ii) this Section 6, as well as Sections 4.06, 7.02, 8.02, 8.08 and 8.15 shall survive such termination.

                                    SECTION 7

                                 INDEMNIFICATION

            7.01  [Intentionally Omitted]

            7.02  Post-Closing Indemnification.

            (a)   Indemnification.  From and after the Closing Date:

            (i) JMB/NYC shall indemnify and hold OHSP harmless from and against any and all Losses which OHSP (or, in the case of a breach relating to Section 4.02(c) hereof, FW Strategic) may incur as a result of the JMB Controlled Entities' taking or refusing to take any action which would either (i) cause or result in the material inaccuracy or breach of any representation or warranty of JMB/NYC contained in this Agreement, or (ii) cause the material breach of any covenant or agreement of JMB/NYC contained in this Agreement (including, without limitation, by prohibiting or otherwise interfering with the exercise of the right of FW Strategic which is set forth in Section 4.02(c) hereof) (each, a "JMB/NYC Indemnifiable Action"); provided that any such JMB/NYC Indemnifiable Action is not revoked or rescinded within thirty (30) days of JMB/NYC's receipt of notice from OHSP that such an action has occurred.

            (ii) OHSP shall indemnify and hold JMB/NYC harmless from and against any and all Losses which JMB/NYC may incur as a result of OHSP's (or, in the case of a breach relating to the proviso in Section 4.02(d)(ii) hereof, FW Strategic's) taking or refusing to take any action which would either (i) cause or result in the material inaccuracy or breach of any representation or warranty of OHSP contained in this Agreement, or (ii) cause the material breach of any covenant or agreement of OHSP or, in the case of the agreement set forth in the proviso of Section 4.02(d)(ii) hereof, of FW Strategic, contained in this Agreement (including, without limitation, by prohibiting or otherwise interfering with the exercise of the right of JMB/NYC which is set forth in Section 4.02(d)(ii) hereof) (each such action, a "OHSP Indemnifiable Action", and, together with each

                  JMB/NYC Indemnifiable Action, an "Indemnifiable Action"); provided that any such OHSP Indemnifiable Action is not revoked or rescinded within thirty (30) days of OHSP's receipt of notice from JMB/NYC that such an action has occurred.

            (b) Method of Asserting Claims, etc. The Parties hereby acknowledge and agree that, in the event that any of the applicable parties set forth in Section 7.02(a) take any applicable Indemnifiable Action (and provided that the applicable Indemnifiable Action is not revoked or rescinded within the time periods set forth in Section 7.02(a)(i) and (ii)), the applicable indemnifying party shall absolutely and unconditionally be liable to pay, and shall pay, the applicable indemnified party for any and all Losses suffered as a result thereof. Notwithstanding anything to the contrary in this Section 7.02, the foregoing sentence shall not limit the remedies which either JMB/NYC or OHSP may have against any other Party and the right of JMB/NYC or OHSP to seek injunctive relief with respect to the applicable Indemnifiable Actions or specific performance of the obligation underlying the same.

                                    SECTION 8

                            MISCELLANEOUS PROVISIONS

            8.01. Successors. Except as otherwise provided herein, this Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, successors, trustees and legal representatives.

            8.02. GOVERNING LAW. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING LAWS RELATING TO THE VALIDITY, INTERPRETATION AND EFFECT OF THIS AGREEMENT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            (b) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK FOR ANY LITIGATION ARISING OUT OF, RELATING TO OR EXPRESSLY PROVIDED FOR IN THE TRANSACTION AGREEMENTS (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING HERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN SECTION 8.04 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HEREBY IRREVOCABLY

AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE IN ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTIONS EXPRESSLY PROVIDED FOR IN THE TRANSACTION AGREEMENTS IN THE COURTS OF THE STATE OF NEW YORK OR THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c) EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF, RELATING TO OR EXPRESSLY PROVIDED FOR IN THE TRANSACTION AGREEMENTS.

            8.03. Modification, Waiver in Writing. Neither this Agreement nor any of the terms hereof may be amended, changed, waived, discharged or terminated, unless such amendment, change, waiver, discharge or termination is in writing signed by each Party.

            8.04. Notices.

            (a) All notices, requests, directions and other communications permitted or provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, facsimile transmission) and mailed, faxed or delivered, (i) if to Metropolis, to the following address: c/o Victor Capital Group, 605 Third Avenue, New York, NY 10016, Attention: John R. Klopp, (ii) if to JMB/NYC, JMB/NYC Partners or JMB/NYC Special, to the following address: 900 North Michigan Avenue, 19th Floor, Chicago, Illinois 60611, Attention: Stuart C. Nathan and Gary Nickele, (iii) if to UTLP or UTLP GP Corp., to the following address: c/o Victor Capital Group, 605 Third Avenue, New York, NY 10016,
Attention: John R. Klopp, (iv) if to 237 Park L.P. or 237 GP Corp., to the following address: c/o Victor Capital Group, 605 Third Avenue, New York, NY 10016, Attention: John R. Klopp, (v) if to 1290 Park L.P. or 1290 GP Corp., to the following address: c/o Victor Capital Group, 605 Third Avenue, New York, NY 10016, Attention: John R. Klopp, (vi) if to OHSP or FW Strategic, to Oak Hill Strategic Asset Management, L.P., 201 Main Street, Suite 3100, Fort Worth, Texas 76102, Attention: John Fant, or in each case, to such other address as shall be designated by such Party in a written notice to the other Parties hereunder from time to time.

            (b) All such notices and communications transmitted by overnight delivery shall be effective when delivered or upon refusal to accept delivery (in the case of overnight delivery) or if mailed or delivered, upon receipt or upon refusal to accept delivery. All notices hereunder sent by facsimile transmission shall be deemed sufficiently served or given for all purposes hereunder upon transmission as confirmed by the sender's verified facsimile transmission or certified facsimile activity report, provided that such transmission is promptly followed by another form of notice allowed by this
Section 8.04.

            8.05. Headings. The Section and Sub-Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            8.06. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

            8.07 Assignment.

            (a) This Agreement shall not be assigned or otherwise transferred by any party hereto whether by operation of law or otherwise without the express written consent of each of the other Parties.

            (b) The Parties hereby agree that any purported assignment in contravention of the preceding paragraph (a) shall be null and void.

            (c) Subject to the preceding paragraph (a), this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective permitted successors and assigns.

            8.08. Specific Performance. The Parties acknowledge and agree that a breach of the provisions hereof could not be adequately compensated for by money damages and that the subject matter of the transactions contemplated hereby is unique. The Parties therefore agree that any Party will be entitled, in addition to any other right or remedy available to him or it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement.

            8.09. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            8.10. No Third-Party Beneficiaries. This Agreement and the Contribution Agreement are solely for the benefit of the Parties to this Agreement or the parties to the Contribution Agreement and JMB/NYC, and nothing contained in this Agreement or the Contribution Agreement shall be deemed to confer upon any other person or entity any right to insist upon or to enforce the performance or observance of any of the obligations contained herein or therein.

            8.11. Prior Agreements. The Transaction Agreements contain the entire agreements of the Parties hereto and thereto in respect of the transactions expressly set forth therein, and all prior agreements among or between such Parties (other than those letters dated October 14, 1996, regarding the reimbursement of certain fees and expenses of JMB/NYC), whether oral or written, are superseded by the terms of such Transaction Agreements.

            8.13. Good Faith. All Parties shall act in good faith in the implementation of the foregoing provisions.

            8.14 Survival. Except as otherwise provided herein, all representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing until the later of (x) the earlier of (a) the exercise by FW Strategic of the right set forth in Section 4.02(c) hereof, and the receipt by JMB/NYC, in accordance with to Section 4.02(e), of all amounts to be received under Section 4.02(c), and (b) the exercise by JMB/NYC of the right set forth in the proviso of Section 4.02(d)(ii) hereof and the receipt by JMB/NYC, in accordance with Section 4.02(e), of all amounts to be received under Section 4.02(d)(ii), and (y) the date JMB/NYC no longer holds a direct or indirect interest in 1290 LP.

            8.15 Limit of Liability. Any liability of JMB/NYC or any JMB/NYC Partner under this Agreement shall be limited to its respective assets. In no event shall a deficit capital account of any partner of any such partnership or any obligations of any partner to restore any deficit capital account be deemed an asset of any such partnership.



                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the undersigned have executed this Restructuring Agreement as of the date and year first above written.


                                    OAK HILL STRATEGIC PARTNERS, L.P.

                                    By:   F.W. Strategic Asset Management,
                                          L.P., General Partner

                                          By:   STRATEGIC GENPAR, INC.,
                                                 General Partner


                                          By:   /s/ James N. Alexander
                                                Name:  James N. Alexander
                                                Title: Vice President


                                    237/1290 UPPER TIER ASSOCIATES, L.P.

                                    By:   237/1290 Upper Tier GP Corp., General
                                          Partner

                                    By:   /s/ Andrew Cohen
                                          Name:  Andrew Cohen
                                          Title: Vice President


                                    237/1290 UPPER TIER GP CORP.


                                    By:   /s/ Andrew Cohen
                                          Name:  Andrew Cohen
                                          Title: Vice President


                                    237 PARK PARTNERS, L.P.

                                    By:   237 GP Corp., General Partner


                                    By:   /s/ Andrew Cohen
                                          Name:  Andrew Cohen
                                          Title: Vice President

                                    237 GP CORP.


                                    By:   /s/ Andrew Cohen
                                          Name:  Andrew Cohen
                                          Title: Vice President


                                    1290 PARTNERS, L.P.

                                    By:   1290 GP Corp., General Partner


                                    By:   /s/ Andrew Cohen
                                          Name:  Andrew Cohen
                                          Title: Vice President


                                    1290 GP CORP.


                                    By:   /s/ Andrew Cohen
                                          Name:  Andrew Cohen
                                          Title: Vice President


                                    JMB/NYC OFFICE BUILDING
                                      ASSOCIATES, L.P.


                                    By:   Carlyle Managers, Inc., General
                                          Partner


                                    By:   /s/ Stuart C. Nathan
                                          Name:  Stuart C. Nathan
                                          Title: President

                                    PROPERTY PARTNERS, L.P.


                                    By:   Carlyle Investors, Inc., General
                                          Partner

                                    By:   /s/ Stuart C. Nathan
                                          Name:  Stuart C. Nathan
                                          Title: President


                                    CARLYLE-XIII ASSOCIATES, L.P.


                                    By:   Carlyle Investors, Inc., General
                                          Partner


                                    By:   /s/ Stuart C. Nathan
                                          Name:  Stuart C. Nathan
                                          Title: President


                                    CARLYLE-XIV ASSOCIATES, L.P.


                                    By:   Carlyle Investors, Inc., its general
                                          partner


                                    By:   /s/ Stuart C. Nathan
                                          Name:  Stuart C. Nathan
                                          Title: President


                                    CARLYLE MANAGERS, INC.


                                    By:   /s/ Stuart C. Nathan
                                          Name:  Stuart C. Nathan
                                          Title: President

                                    METROPOLIS REALTY TRUST, INC.


                                    By:   /s/ Andrew Cohen
                                          Name:  Andrew Cohen
                                          Title: Vice President

                                    F.W. STRATEGIC ASSET MANAGEMENT, L.P.
                                      (solely for the purpose of agreeing to
                                      certain obligations set forth in
                                      Sections 4.02(c)and (d) hereof)


                                    By:   Strategic Genpar, Inc., General
                                          Partner


                                    By:   /s/ James N. Alexander
                                          Name:  James N. Alexander
                                          Title: Vice President